UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

(Address of principal executive offices)(Zip code)

Jeremy DeGroot

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”):

LITMAN GREGORY FUNDS TRUST

Semi-Annual Report

Litman Gregory Masters Equity Fund

Litman Gregory Masters International Fund

Litman Gregory Masters Smaller Companies Fund

Litman Gregory Masters Alternative Strategies Fund

June 30, 2018

Litman Gregory Masters Funds Concept

Investment Philosophy: Alternative Strategies Fund

The Alternative Strategies Fund was created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The five managers in this fund were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, this fund doesn’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, concentration, and the ability to be more opportunistic.

The Litman Gregory Masters Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run between 18% to 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.

•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks.

•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.

¡	The Equity and International funds offer diversification by including managers with differing investment styles and market-cap orientations.

¡	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•

We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the Litman Gregory Masters Funds concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Litman Gregory Masters Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each Litman Gregory Masters Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Litman Gregory Masters concept.

•

We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock-picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•

We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Litman Gregory Masters Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the Masters managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•

The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•

We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•

We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•

We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Litman Gregory Masters Funds, and a low minimum, no-load Investor share class for the Equity, International, and Alternative Strategies funds

•

We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Litman Gregory Masters Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Litman Gregory Masters Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Litman Gregory Masters Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

2	Litman Gregory Funds Trust

Must be preceded or accompanied by a prospectus.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Alternative Strategies Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund, the International Fund, and the Alternative Strategies Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories. The Litman Gregory Masters Alternative Strategies Fund’s Sharpe ratio ranked 1 out of 126 in its Peer Group, US OE Multialternative Morningstar Category from 10/1/2011 to 6/30/2018. Past performance is no guarantee of future results.

See pages 9, 15, and 24 for each fund’s top contributors. See pages 10, 18, and 26 for each fund’s portfolio composition. See pages 33-34 for the Alternative Strategies Fund’s individual strategy portfolio allocations. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Litman Gregory Fund Advisors LLC has ultimate responsibility for the performance of the Masters Funds due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Please see page 118 for index definitions. You cannot invest directly in an index.

Please see page 120 for industry definitions.

Fund Summary	3

Litman Gregory Masters Funds’ Performance

			Average Annual Total Returns
Institutional Class Performance as of 6/30/2018	Three- Month	Year-to- Date	1-Year	3-Year	5-Year	10-Year	15-Year	Since Inception
Litman Gregory Masters Equity Fund (12/31/96)	1.45%	2.72%	15.37%	10.75%	13.23%	8.50%	8.27%	8.36%
Russell 3000 Index	3.89%	3.22%	14.78%	11.58%	13.29%	10.23%	9.61%	8.41%
Morningstar Large Blend Category Average	2.67%	1.67%	12.77%	9.55%	11.28%	8.39%	8.08%	6.87%
Gross Expense Ratio: 1.27% Net Expense Ratio* as of 4/30/18: 1.15%

Litman Gregory Masters International Fund (12/1/97)	-0.40%	-1.52%	6.01%	1.03%	4.35%	2.66%	7.63%	7.36%
MSCI ACWI ex-U.S. Index	-2.61%	-3.77%	7.28%	5.07%	5.99%	2.54%	7.74%	5.42%
MSCI EAFE Index	-1.24%	-2.75%	6.84%	4.90%	6.44%	2.84%	7.26%	5.00%
Morningstar Foreign Large Blend Category Average	-2.13%	-2.96%	6.28%	4.41%	5.90%	2.32%	6.67%	4.44%
Gross Expense Ratio: 1.26% Net Expense Ratio* as of 4/30/18: 1.03%

Litman Gregory Masters Smaller Companies Fund (6/30/2003)	5.18%	5.36%	16.52%	6.87%	6.92%	8.01%	8.38%	8.38%
Russell 2000 Index	7.75%	7.66%	17.57%	10.96%	12.46%	10.60%	10.50%	10.50%
Morningstar Small Blend Category Average	6.33%	5.34%	14.65%	9.32%	10.85%	9.40%	9.69%	9.69%
Gross Expense Ratio: 1.74% Net Expense Ratio* as of 4/30/18: 1.32%

Litman Gregory Masters Alternative Strategies Fund (9/30/2011)	-0.03%	-0.26%	1.75%	2.82%	3.43%	n/a	n/a	4.86%
Bloomberg Barclays Aggregate Bond Index	-0.16%	-1.62%	-0.40%	1.72%	2.27%	n/a	n/a	2.10%
3-Month LIBOR	0.59%	0.91%	1.52%	0.93%	0.65%	n/a	n/a	0.59%
Morningstar Multialternative Category Average	-0.05%	-1.15%	2.04%	0.62%	1.47%	n/a	n/a	1.79%
HFRX Global Hedge Fund Index	0.16%	-0.85%	2.47%	0.83%	1.32%	n/a	n/a	1.89%
Russell 1000 Index	3.57%	2.85%	14.54%	11.64%	13.37%	n/a	n/a	16.34%
Net Expense Ratio Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[1] as of 4/30/18: 1.46%
Total Net Operating Expenses[2] as of 4/30/18: 1.66%
Gross Expense Ratio as of 4/30/18: 1.75%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly.

*Gross and net expense ratios are for the institutional share class per the Prospectus dated 4/30/2018. There are contractual fee waivers in effect through 4/30/2019.

1.  Does not include dividend expense on short sales of 0.16% and interest expense of 0.04%

2.  The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the net expense ratio presented above.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

4	Litman Gregory Funds Trust

Dear Fellow Shareholder,

As we pause to reflect at the midpoint of the year, it seems so far 2018 has served as yet another reminder to investors that over the short term, markets are driven by innumerable and often random factors that are impossible to consistently predict. In the first quarter, US stocks experienced their first major losses since 2016 and a return to more “normal” market volatility. Many market prognosticators speculated that this could indeed be the end of the nearly decade-long US bull market.

Fast-forward through three more eventful months and this time around US stocks have been the net beneficiaries, with the S&P 500 Index gaining 3.43% for the quarter, giving them a 2.65% return for the first half of the year. Small-cap stocks did even better, with the Russell 2000 Index gaining 7.75% in the second quarter and 7.66% on the year, driven by the narrative that smaller company profits are less exposed to a strengthening dollar and potential trade wars.

A sharp rebound in the US dollar beginning in April hurt foreign stock returns for dollar-based (unhedged) investors. The MSCI EAFE Index of developed international stocks fell 2.75% for the six-month period. In addition to the negative currency effects, emerging markets were buffeted by increasing trade tensions between the United States and its trading partners—China in particular—and tightening financial conditions. Emerging-market stocks declined 6.66% for the period.

In the bond markets, the benchmark 10-year Treasury yield pierced the 3% level in May, hitting a seven-year high. Yields then fell back, ending the second quarter at 2.85%, an 11-basis-point increase from the prior quarter-end. Overall, the Bloomberg Barclays US Aggregate Bond Index posted a slight loss for the quarter and is down 1.62% year to date.

For the first half of the year, the Litman Gregory Masters International Fund declined 1.52%, outperforming its primary benchmark, the MSCI ACWI ex USA Index, which was down 3.77%, and the Morningstar Foreign Large Blend category’s loss of 2.96%. The Litman Gregory Masters Equity Fund gained 2.72%, trailing the Russell 3000 Index’s 3.22% return, in line with the S&P 500 Index return, and ahead of the Morningstar Large Blend category return of 1.67%. The Litman Gregory Masters Smaller Companies Fund gained 5.36% for the year to date, lagging the Russell 2000 Index and in line with the Morningstar Small Blend category return. The Litman Gregory Masters Alternative Strategies Fund was down 0.26% for the period, compared to a 1.62% loss for the Bloomberg Barclays US Aggregate Bond Index, a 1.15% loss for the Morningstar Multialternative category, and a 0.91% gain for 3-Month LIBOR. The fund has the highest risk-adjusted return (as measured by both the Sharpe and Sortino ratios) in its Morningstar Multialternative category since inception. Please see the individual fund semi-annual reports for additional portfolio details and commentary.

Thoughts on the Bigger Picture

It is understandable that geopolitical conflicts, in general, and fears of a global trade war, in particular, are rattling financial markets. Any resolution of the current trade tensions is a meaningful uncertainty. The process is likely prone to several more twists and turns before things become any clearer, and nobody knows how it will all play out.

Our view on the matter, for what it’s worth, remains that it is in the broad best interests of the United States, China, and others to negotiate a resolution and prevent trade skirmishes from becoming an all-out trade war. However, the potential for a severely negative shorter- to medium-term shock to the global economy and risk assets can’t be dismissed. Even absent an actual trade war, the negative impact on business and consumer confidence and spending from the uncertainty is a risk to the remaining longevity and strength of the current economic cycle.

However, there are always risks and uncertainties when investing that have the potential to cause significant market volatility in stocks and other riskier assets. Whether it is a trade war, a geopolitical event, an unexpected economic shock, a monetary policy mistake, or innumerable other “known unknowns,” stocks can deliver big losses, at least over shorter-term periods. Market corrections and bear markets inevitably happen. An investor must be able to withstand these drops, stay the course, and stick to their long-term plan (assuming the plan was well-designed and aligned with their financial objectives to begin with!).

No one can consistently and accurately predict the timing, outcome, and market reactions of these types of macro/geopolitical uncertainties. A corollary, therefore, is that investors who try to do so are very likely to detract more value than they add over time. They’re more likely to get whipsawed by the daily news headlines and changing “expert” opinions amid market ups and downs. While they may feel better in the moment of their action, they end up with a worse outcome than if they had remained disciplined in their investment approach.

Fund Summary	5

We believe a critical element of Litman Gregory’s investment process—both in our active manager due diligence for the Masters Funds and in managing diversified multi-asset portfolios for our investment advisory clients—is our discipline to maintain a longer-term (full market cycle) perspective, while many other market participants often over-react to short-term performance swings, daily news flow, and other emotional/behavioral triggers.

We believe it is far better to stick with one’s long-term strategic portfolio allocation (with disciplined rebalancing). Or, to only make portfolio changes away from your strategic allocation when you have high confidence (based on strong evidence and analysis) that you have an edge. This is possible if you understand what the market is discounting in current asset prices, why you think the market is wrong, and why the odds are stacked in your favor that you are likely to ultimately be proven right. Even then, of course, there is no guarantee you will be right every time. In fact, it is guaranteed you won’t be right every time. That’s why portfolio diversification and risk management can also be critical elements to successful long-term investing.

Within a diversified total portfolio, we believe the Equity and Alternative Strategies funds can play important roles. Our equity funds are sub-advised by a group of highly disciplined, experienced, focused investors. Each manager is running a distinctive, concentrated, high-conviction stock portfolio for our funds, with the objective to materially outperform their respective market indexes over the long term. We believe our Alternative Strategies Fund can serve as a core, lower-risk holding that provides access to proven managers and strategies, differentiated (alternative) sources of return, and beneficial diversification relative to a traditional stock/bond balanced portfolio.

As always, we thank you for your confidence in the Litman Gregory Masters Funds. Our commitment and confidence is reflected in the collective personal investments in the funds by Litman Gregory principals, our employees, and the funds’ trustees of over $21 million, as of June 30, 2018.

Sincerely,

Jeremy DeGroot, President and Portfolio Manager

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

6	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Review

The Litman Gregory Masters Equity Fund returned 2.72% for the first six months of 2018, slightly below the 3.22% return for the Russell 3000 Index benchmark and above the 1.67% gain for the Morningstar Large Blend category. Since the fund’s inception on December 31, 1996, the fund’s 8.36% annualized return is in line with the benchmark but is well ahead of its peer group’s 6.87% return.

Performance as of 6/30/2018
			Average Annual Total Returns
	Three Month	Year-to- Date	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Litman Gregory Masters Equity Fund Institutional (12/31/96)	1.45%	2.72%	15.37%	10.75%	13.23%	8.50%	8.27%	8.36%
Russell 3000 Index	3.89%	3.22%	14.78%	11.58%	13.29%	10.23%	9.61%	8.41%
Morningstar Large Blend Category*	2.67%	1.67%	12.77%	9.55%	11.28%	8.39%	8.08%	6.87%
Litman Gregory Masters Equity Fund Investor (4/30/2009)	1.42%	2.60%	15.12%	10.50%	13.02%	n/a	n/a	14.39%
Russell 3000 Index	3.89%	3.22%	14.78%	11.58%	13.29%	n/a	n/a	15.72%
Morningstar Large Blend Category*	2.67%	1.67%	12.77%	9.55%	11.28%	n/a	n/a	13.63%
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2018, the gross and net expense ratios for the Institutional Class were 1.27% and 1.15%, respectively; and for the Investor Class were 1.52% and 1.40%, respectively. There are contractual fee waivers in effect through April 30, 2019. All performance discussions in this report refer to the performance of the Institutional share class.

Performance of Managers

The performance of the fund’s seven sub-advisors was mixed over the period. Two managers outperformed their respective benchmarks, two performed relatively in line, while three underperformed. (Returns are net of sub-advisor management fees.) The performance of the sub-advisors ranged from an 8.85% decline to a 19.64% gain, with value-oriented managers struggling and growth-oriented managers outperforming. Manager performance was consistent with the broader indexes, where the Russell 1000 Growth Index continued its strong multiyear run of outperformance versus the Russell 1000 Value Index, outperforming by nearly nine percentage points in the six-month period. Sands Capital, the fund’s most growth-oriented manager, generated close to a 20% gain, nearly tripling the growth index’s return.

Key Performance Drivers

Over the first six months of 2018, stock selection detracted slightly from relative performance, while sector allocation had a small beneficial effect. It is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the short-term relative performance of both sector weights and stock selection to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

The fund’s consumer discretionary sector was a leading contributor to relative performance in the period, due to both sector allocation and stock selection. The allocation proved beneficial given the fund had a roughly 5.5% average overweight (18.36% vs. 12.92%) to this outperforming sector. Stock selection provided an additional boost as the portfolio’s consumer discretionary names gained on average 15.83%, compared to 10.14% for benchmark names. The strongest stock picks were Amazon.com and Netflix. Amazon, owned by Sands Capital and Davis Advisors, was the largest holding at the end of the period, representing nearly 3.8% of fund assets. The stock returned over 45% in the period. Chris Davis and Danton Goei at Davis Advisors say Amazon’s e-commerce business has reshaped the retail industry. In addition to its retail business, its state-of-the-art, rapidly growing Amazon Web Services (AWS) business enables companies and other organizations to outsource their computer systems to Amazon’s digital cloud. Frank Sands, Jr. and Mike Sramek of Sands Capital say Amazon’s recent financial results have reinforced their belief that it is one of the most dominant, innovative companies in the consumer landscape. The company reported another impressive quarter with momentum in every business segment. Strength in its retail segment was driven by lower-than-expected losses in its international business and continued acceleration in advertising revenues, which grew 126% over the year-ago quarter. AWS was equally strong, as revenues grew 49% year over year and EBIT (earnings before interest and taxes) margins expanded by 140 basis points. Sands believes Amazon has a long growth runway as its share of total retail sales remains low in its core countries, but it is gaining market share and successfully expanding into new categories. In addition, AWS maintains significant market share in the space today at over 47%, and Sands believes the company will be able to protect this leading position.

Fund Summary	7

Netflix, the global leader in on-demand streaming video, is owned by Sands and saw a return of over 100% during the period. With more than 125 million subscribers worldwide as of its first quarter report, the team says Netflix continues to demonstrate the strength of its customer-content flywheel—the virtuous cycle created as more subscribers increase subscription revenue, which funds content creation, and in turn attracts more subscribers. Netflix added 5.3 million US subscribers in 2017 and nearly 18.5 million outside the United States. The team says almost all the key international markets remain underpenetrated and have room to accelerate. The team believes 2018’s content slate, which includes add-on seasons of several popular shows, as well as anticipated new originals, will continue to drive strong engagement and net adds. The business’s high level of investment in content, combined with what the team views as an affordable price point, could result in Netflix becoming a must-have entertainment utility for many of the world’s broadband households.

Of all the sectors, industrials saw the weakest stock selection in the period—costing roughly 100 basis points of relative performance. Two of the poorest performers in this sector were Arconic (the fund’s leading individual detractor, falling 37.31% in the period) and Adecco Group (down 21.21%). Clyde McGregor of Harris Associates says Arconic’s three primary operating divisions (engineered products and solutions, global rolled products, and transportation and construction solutions) possess unique strengths that should work in the company’s favor for robust long-term revenue growth. In time, he expects Arconic’s operating margins to expand materially, as reductions in corporate overhead, sourcing, and plant optimization are met with increases in capacity utilization. Another strong feature of the company is that the engineered products and solutions business operates in a highly technical market with strong barriers to entry. Despite issuing what McGregor viewed as strong fourth quarter results, Arconic’s share price declined following the release of the results. He says management’s full-year 2018 earnings per share guidance range of $1.45–$1.55 fell short of market forecasts of $1.61, which may have concerned investors. However, the company authorized a new $500 million share repurchase program and the early reduction of $500 million worth of debt, both of which he views positively. In the subsequent quarter, the stock price was again hit as earnings declined over 11%, largely attributable to a significant spike in aluminum prices. McGregor is disappointed by the weaker-than-projected guidance—and is watchful of developments in aluminum import tariffs—but he likes the favorable long-term outlook for many of Arconic’s end markets, the durability of its underlying business segments, and its valuation discount relative to precedent transactions.

Adecco, a leading temporary help services company, is owned by the team at FMI. The team notes the company has a long, albeit cyclical, track record of success. Their investment thesis is that Adecco provides large employers with a one-stop shop for vetted and trained workers on a worldwide basis. Adecco, along with many of its peers, has come under significant pressure due to fears that the economic cycle is waning, particularly in Europe. Despite the company’s earnings remaining strong, investors are not showing much patience. Other elements that have conspired against this stock in the team’s view are Brexit, political turmoil, and trade war fears. They like the long-term reward-to-risk ratio of Adecco but understand that investors can over-react to economic news when it comes to temporary-help stocks. The team believes the current valuation is attractive at around 10x earnings and has recently added to the name.

Financials marginally detracted from relative performance in the first half of 2018. The primary individual detractors were Capital One Financial and Wells Fargo, both top-10 positions in the fund. Capital One, owned by the Davis team and Bill Nygren of Harris Associates, fell 6.35% in the period. The company’s revenues are spread over three business units: consumer banking, commercial banking, and its credit card business. Nygren says that while the well-known credit card business generates most of its revenues (and produces industry-leading profitability), the consumer and commercial banking businesses have performed near the top of the industry. Despite what he calls “solid first quarter earnings results,” the share price was pressured in part by management’s announcement that they would not repurchase any shares during the second quarter and would change the baseline common equity Tier 1 ratio goal to 11% instead of 10.5%. In addition, the company now expects its tax rate to be slightly higher than previously believed. Both Nygren and Davis view Capital One as a well-managed company with a strong capital base that is well positioned for future growth.

Wells Fargo, owned by the Davis team, fell just over 10% in the period. Davis considers the company to be attractively valued given its strong positions across North America in banking, insurance, investments, mortgages, and consumer and commercial finance services. With a current valuation of roughly 10x earnings, Davis believes the company remains attractively priced even taking into account the negative impact of the recent controversy surrounding account fraud and the temporary regulatory constraints on the bank’s growth.

From an individual stock perspective, Zendesk was a leading contributor over the period having gained nearly 62%. Zendesk is a software-as-a-service provider and is owned by Dick Weiss of Wells Capital Management. Weiss says the company showed particular strength in enterprise selling, with improving metrics such as larger installs, higher ASPs (average selling prices), and strong cross-sells of additional product offerings—all of which drove the stock’s price higher. Weiss notes that these developments accelerated the company’s breakthrough to profitability in the fourth quarter of 2017 and provide support to the company’s goal of achieving $1 billion in sales by 2020. He expects 2018 to be the year Zendesk shows a full-year profit for the first time.

8	Litman Gregory Funds Trust

Top 10 Individual Contributors as of the Six Months Ended June 30, 2018
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Amazon.com Inc.	3.96	2.16	45.49	1.53	Consumer Discretionary
Netflix Inc.	1.28	0.45	105.99	0.90	Consumer Discretionary
Visa Inc. Class A	3.11	0.81	16.81	0.51	Information Technology
Zendesk Inc.	0.82	0.02	61.91	0.40	Information Technology
Salesforce.com Inc.	1.32	0.30	32.17	0.38	Information Technology
ServiceNow Inc.	1.08	0.10	32.23	0.29	Information Technology
Mastercard Inc. A	1.07	0.60	30.62	0.29	Information Technology
Alphabet Inc. A	3.39	1.17	6.97	0.24	Information Technology
CSRA Inc.	0.15	0.01	36.07	0.23	Information Technology
Illumina Inc.	0.82	0.13	26.11	0.20	Health Care

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Six Months Ended June 30, 2018
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Arconic Inc.	1.36	0.04	-37.31	-0.59	Industrials
CommScope Holding Co. Inc.	1.53	0.02	-23.55	-0.40	Information Technology
Oshkosh Corp.	0.71	0.02	-20.39	-0.22	Industrials
Capital One Financial Corp.	2.78	0.17	-6.35	-0.21	Financials
Adecco Group AG	0.86	0.00	-21.21	-0.21	Industrials
Wells Fargo & Co.	1.78	0.90	-10.40	-0.21	Financials
Celgene Corp.	0.54	0.25	-26.54	-0.17	Health Care
Johnson Controls International PLC	1.37	0.12	-11.36	-0.17	Industrials
Qurate Retail Inc.	0.36	0.04	-17.10	-0.16	Consumer Discretionary
MGM Resorts International	1.09	0.06	-14.39	-0.16	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

The Equity Fund portfolio is the result of seven bottom-up stock-pickers with diverse investment approaches building concentrated portfolios. Therefore, the portfolio often looks quite different from its benchmark. For example, it is common for the fund to have meaningful sector over- and/or underweights. As of midyear, the fund was more than seven percentage points overweight to the financials sector (21.6% vs. 14.2%) and meaningfully underweight to the health care sector (6.9% vs. 13.6%).

There were no meaningful shifts in the overall portfolio during the first half of the year. At the sector level, the largest change was a two-percentage-point decrease to financials, while there was a 1.7-percentage-point increase to health care. Cash increased slightly to 9.0%. The fund’s market-cap dispersion also remained unchanged. Large-cap stocks continue to make up roughly 57% of the portfolio, while mid- and smaller-sized companies collectively account for approximately 34% of assets. The fund’s weighted-average market cap increased from $146.9 billion to $159.4 billion over the first half of the year, as a result of a larger allocation to companies with “jumbo” market caps (i.e., market caps above $814 billion). Foreign holdings account for approximately 16% of the portfolio, which is virtually unchanged from the start of the year.

We believe the Equity Fund comprises an eclectic mix of highly skilled, disciplined, and opportunistic stock pickers who have the potential to add significant additional value through concentrating in only their highest-conviction names. We continue to expect the fund to be successful relative to its benchmark and peers over complete market cycles.

Fund Summary	9

By Sector

	Sector Allocation
	Fund as of 6/30/18	Fund as of 12/31/17	Russell 3000 as of 6/30/18
Consumer Discretionary	17.5%	17.5%	13.4%
Consumer Staples	2.5%	2.8%	6.2%
Energy	4.1%	3.9%	6.0%
Finance	21.6%	23.7%	14.2%
Health Care & Pharmaceuticals	6.9%	5.2%	13.6%
Industrials	10.7%	11.3%	10.3%
Information Technology	26.0%	25.4%	24.6%
Materials	1.7%	1.9%	3.3%
Real Estate	0.0%	0.0%	3.8%
Telecom	0.0%	0.0%	1.7%
Utilities	0.0%	0.0%	2.9%
Cash Equivalents & Other	9.0%	8.3%	0.0%

	100.0%	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $981 million

Small-Cap $981 million - $4.4 billion

Small/Mid-Cap $4.4 billion - $10.6 billion

Mid-Cap $10.6 billion - $29.4 billion

Large-Cap > $29.4 billion

Totals may not add up to 100% due to rounding

10	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Christopher Davis Danton Goei	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend	S&P 500 Index
Pat English Jonathan Bloom	Fiduciary Management, Inc.	15%	All sizes	Blend	S&P 500 Index
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid-sized companies	Value	Russell 1000 Value Index
Clyde McGregor	Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Scott Moore	Nuance Investments, LLC	10%	All sizes	Value	Russell 3000 Value Index
Frank Sands, Jr. A. Michael Sramek	Sands Capital Management, LLC	17%	All sizes, but mostly large- and mid-sized companies	Growth	Russell 1000 Growth Index
Richard Weiss	Wells Capital Management, Inc.	13%	All sizes, but mostly small- and mid-sized companies	Blend	Russell 3000 Index

Equity Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Equity Fund from December 31, 1997 to June 30, 2018 compared with the Russell 3000 Index and Morningstar Large Blend Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	11

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited)

Shares		Value
COMMON STOCKS: 91.0%

Consumer Discretionary: 17.5%
7,595	Amazon.com, Inc.*	$12,909,981
1,935	Booking Holdings, Inc.*	3,922,419
38,800	CBS Corp. - Class B	2,181,336
10,000	Charter Communications, Inc. - Class A*	2,932,100
24,050	Cheesecake Factory, Inc. (The)	1,324,193
29,500	Dollar General Corp.	2,908,700
148,308	Fiat Chrysler Automobiles N.V.	2,801,538
124,600	General Motors Co.	4,909,240
170,000	Global Eagle Entertainment, Inc.*	428,400
37,300	Lear Corp.	6,930,713
111,800	MGM Resorts International	3,245,554
14,225	Netflix, Inc.*	5,568,092
124,000	Qurate Retail, Inc.*	2,631,280
25,000	Royal Caribbean Cruises Ltd.	2,590,000
37,000	Starbucks Corp.	1,807,450
29,000	TJX Cos., Inc. (The)	2,760,220

		59,851,216

Consumer Staples: 2.5%
13,013	Diageo Plc - ADR	1,874,002
34,500	Henkel AG & Co. KGaA	3,837,210
12,219	Procter & Gamble Co. (The)	953,815
16,030	Sanderson Farms, Inc.	1,685,555

		8,350,582

Energy: 4.1%
39,260	Apache Corp.	1,835,405
500,000	Chesapeake Energy Corp.*	2,620,000
283,870	Encana Corp.	3,704,504
93,287	Parsley Energy, Inc. - Class A*	2,824,730
67,300	RSP Permian, Inc.*	2,962,546

		13,947,185

Financials: 21.6%
145,000	Ally Financial, Inc.	3,809,150
47,500	American International Group, Inc.	2,518,450
106,445	Bank of New York Mellon Corp. (The)	5,740,579
28	Berkshire Hathaway, Inc. - Class A*	7,897,120
24,000	Berkshire Hathaway, Inc. - Class B*	4,479,600
63,500	Blackstone Group L.P. (The)	2,042,795
100,860	Capital One Financial Corp.	9,269,034
53,300	Citigroup, Inc.	3,566,836
4,874	Everest Re Group Ltd.	1,123,359
8,100	Fairfax Financial Holdings Ltd.	4,540,536
24,900	HDFC Bank Ltd. - ADR	2,614,998
22,030	JPMorgan Chase & Co.	2,295,526
3,454	Markel Corp.*	3,745,345
32,264	MetLife, Inc.	1,406,710
25,999	Pinnacle Financial Partners, Inc.	1,595,039
7,077	Reinsurance Group of America, Inc.	944,638
104,000	Sterling Bancorp	2,444,000
12,877	Travelers Cos., Inc. (The)	1,575,372
14,433	UMB Financial Corp.	1,100,228
37,692	Unum Group	1,394,227
71,280	US Bancorp	3,565,426
109,480	Wells Fargo & Co.	6,069,571

		73,738,539

Shares		Value
Health Care: 6.9%
23,000	Alexion Pharmaceuticals, Inc.*	$2,855,450
4,810	Becton Dickinson & Co.	1,152,284
24,500	Celgene Corp.*	1,945,790
77,234	Cerner Corp.*	4,617,821
44,477	DENTSPLY SIRONA, Inc.	1,946,758
11,150	Illumina, Inc.*	3,114,083
5,097	Johnson & Johnson	618,470
29,000	Quest Diagnostics, Inc.	3,188,260
7,150	Regeneron Pharmaceuticals, Inc.*	2,466,679
42,068	Smith & Nephew Plc - ADR	1,578,812

		23,484,407

Industrials: 10.7%
50,000	Adecco Group AG	2,960,947
125,700	American Airlines Group, Inc.	4,771,572
257,800	Arconic, Inc.	4,385,178
65,500	CH Robinson Worldwide, Inc.	5,479,730
160,000	General Electric Co.	2,177,600
21,500	Honeywell International, Inc.	3,097,075
130,600	Johnson Controls International Plc	4,368,570
27,500	PACCAR, Inc.	1,703,900
41,000	Stericycle, Inc.*	2,676,890
38,960	United Technologies Corp.	4,871,169

		36,492,631

Information Technology: 26.0%
22,500	Accenture Plc - Class A	3,680,775
26,775	Alibaba Group Holding Ltd. - ADR*	4,967,566
10,650	Alphabet, Inc. - Class A*	12,025,873
6,361	Alphabet, Inc. - Class C*	7,096,650
12,365	Amphenol Corp. - Class A	1,077,610
172,200	CommScope Holding Co., Inc.*	5,029,101
130,000	Conduent, Inc.*	2,362,100
24,900	Facebook, Inc. - Class A*	4,838,568
13,900	MasterCard, Inc. - Class A	2,731,628
79,500	NCR Corp.*	2,383,410
164,000	Nuance Communications, Inc.*	2,277,140
57,000	Oracle Corp.	2,511,420
11,690	Red Hat, Inc.*	1,570,785
36,825	salesforce.com, Inc.*	5,022,930
22,200	ServiceNow, Inc.*	3,828,834
95,000	TE Connectivity Ltd.	8,555,700
53,700	Tencent Holdings Ltd.	2,695,163
78,635	Visa, Inc. - Class A	10,415,206
24,175	Workday, Inc. - Class A*	2,928,076
50,500	Zendesk, Inc.*	2,751,745

		88,750,280

Materials: 1.7%
46,240	Agnico Eagle Mines Ltd.	2,119,179
69,400	Nutrien Ltd.	3,773,972

		5,893,151

TOTAL COMMON STOCKS (Cost $211,762,306)		310,507,991

The accompanying notes are an integral part of these financial statements.

12	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 9.2%

REPURCHASE AGREEMENTS: 9.2%
$31,391,000	FICC 0.35%, 6/29/2018, due 07/02/2018 [collateral: par value $33,205,000, U.S. Treasury Note, 2.250%, due 11/15/2025, value $32,035,584] (proceeds $31,391,916)	$31,391,000

TOTAL SHORT-TERM INVESTMENTS (Cost $31,391,000)		31,391,000

TOTAL INVESTMENTS (Cost: $243,153,306): 100.2%		341,898,991

Liabilities in Excess of Other Assets: (0.2)%		(672,085)

NET ASSETS: 100.0%		$341,226,906

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
L.P.	Limited Partnership
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	13

Litman Gregory Masters International Fund Review

The Litman Gregory Masters International Fund fell 1.52% in the first half of 2018, while its primary benchmark, the MSCI ACWI ex US Index, is down 3.77%. The MSCI EAFE Index, an index that does not include emerging markets, lost 2.75% for the same period. The Morningstar Foreign Large Blend category was down 2.96% through the first half of 2018.

Performance as of 6/30/2018
			Average Annual Total Returns
	Three Month Return	Year-to- Date	One Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Litman Gregory Masters International Fund Institutional Class (12/1/1997)	-0.40%	-1.52%	6.01%	1.03%	4.35%	2.66%	7.63%	7.36%
MSCI ACWI (ex- U.S.) Index	-2.61%	-3.77%	7.28%	5.07%	5.99%	2.54%	7.74%	5.42%
MSCI EAFE Index	-1.24%	-2.75%	6.84%	4.90%	6.44%	2.84%	7.26%	5.00%
Morningstar Foreign Large Blend Category Average	-2.13%	-2.96%	6.28%	4.41%	5.90%	2.32%	6.67%	4.44%
Litman Gregory Masters International Fund Investor Class (4/30/2009)	-0.51%	-1.68%	5.72%	0.77%	4.07%	n/a	n/a	7.63%
MSCI ACWI (ex- U.S.) Index	-2.61%	-3.77%	7.28%	5.07%	5.99%	n/a	n/a	8.37%
MSCI EAFE Index	-1.24%	-2.75%	6.84%	4.90%	6.44%	n/a	n/a	8.68%
Morningstar Foreign Large Blend Category Average	-2.13%	-2.96%	6.28%	4.41%	5.90%	n/a	n/a	8.34%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2018, the gross and net expense ratios for the Institutional Class were 1.26% and 1.03%, respectively; and for the Investor Class were 1.55% and 1.32%, respectively. There are contractual fee waivers in effect through April 30, 2019. All performance discussions in this report refer to the performance of the Institutional share class. MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

The long-term relative performance of the fund remains strong. Since its inception on December 1, 1997, the International Fund has returned 7.36%, annualized, compared to the MSCI ACWI ex US Index return of 5.42% and the MSCI EAFE Index return of 5.00%.

Performance of Managers

In the first half of 2018, four out of the six sub-advisors outperformed their respective benchmarks. The performance of the six sub-advisors ranged from a 3.99% gain to a 6.12% loss (net of sub-advisor fees). Given each sub-advisor manages a concentrated portfolio of eight to 15 stocks, we expect their performance to be very different from underlying benchmarks, particularly over the short term.

We expect sub-advisors to weather the short-term bouts of underperformance and come out on top in the long term. This has certainly been the case over the history of the fund. During the first quarter of 2018, a fourth sub-advisor passed their five-year anniversary on the fund. This sub-advisor’s return since inception is ahead of their respective benchmark. The other three sub-advisors that have been on the fund for at least five years are all currently outperforming their benchmarks (net of their fees) since their respective inception dates.

Key Performance Drivers

It is important to understand that the portfolio is built stock by stock, so the sector and country weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the relative performance contributions from stock selection, as well as sector and country weightings, to help shareholders better understand drivers of performance.

14	Litman Gregory Funds Trust

Stock selection was the main driver behind the fund’s outperformance in the first six months of 2018. Stock selection was the strongest in the consumer discretionary sector, where the fund has the largest sector overweight (28.5% compared to 11.0% in the MSCI ACWI ex US Index). Positions across a variety of businesses in this sector contributed to performance. Four stocks from this sector landed on the top contributors list for the first half of 2018 (CyberAgent, Informa, Las Vegas Sands, and Universal Entertainment).

The fund benefited from both sector allocation and stock selection within the financial sector. The financial sector is the largest sector in the broader index and was among the worst-performing sectors during the first half of the year. The fund’s underweight to financial stocks aided returns (16.3% versus 21.5% in the MSCI ACWI ex US Index). Strong stock selection also contributed to returns, namely Israel Discount Bank and Exor.

The fund’s overweight to European stocks has come down slightly over the last year. The fund now has a 67.2% weight to European companies (compared to 73.5% one year ago) and remains overweight relative to its average Foreign Blend peer. The broader index has a 43.4% weight to European stocks. A handful of European-domiciled businesses are at the top of the contributors list, including the top two contributors (ASML and IWG).

Top 10 Individual Contributors as of the Six Months Ended June 30, 2018
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
ASML Holding NV	2.86	0.36	11.96	0.48	Netherlands	Information Technology
IWG PLC	1.78	0.00	18.95	0.43	Switzerland	Industrials
Cyberagent Inc.	0.80	0.00	53.56	0.38	Japan	Consumer Discretionary
Bombardier Inc. B	0.62	0.00	58.70	0.29	Canada	Industrials
Informa PLC	2.20	0.01	12.96	0.28	United Kingdom	Consumer Discretionary
Las Vegas Sands Corp.	2.34	0.00	10.97	0.28	United States	Consumer Discretionary
Frontline Ltd.	0.93	0.00	27.89	0.26	Bermuda	Energy
Universal Entertainment Corp.	1.51	0.00	23.21	0.25	Japan	Consumer Discretionary
Safran SA	1.51	0.14	14.19	0.20	France	Industrials
Inmarsat PLC	1.32	0.00	11.81	0.20	United Kingdom	Telecommunications

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Six Months Ended June 30, 2018
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Teekay Lng Partners LP MLP	2.41	0.00	-16.63	-0.45	Bermuda	Energy
Daimler AG	1.68	0.33	-20.58	-0.40	Germany	Consumer Discretionary
Vivendi SA	5.31	0.15	-7.23	-0.39	France	Consumer Discretionary
MGM China Holdings Ltd.	1.44	0.00	-24.11	-0.38	Hong Kong	Consumer Discretionary
CK Hutchison Holdings Ltd.	2.51	0.14	-13.89	-0.37	Hong Kong	Industrials
CNH Industrial NV	1.21	0.07	-20.99	-0.31	Netherlands	Industrials
Anheuser Busch Inbev	2.95	0.37	-9.38	-0.29	Belgium	Consumer Staples
Liberty Global PLC C	1.28	0.00	-20.48	-0.29	United Kingdom	Consumer Discretionary
Japan Tobacco Inc.	1.75	0.15	-12.68	-0.25	Japan	Consumer Staples
Bollore	1.55	0.00	-15.01	-0.24	France	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The top contributor was ASML, the Netherlands-based global leader in lithography equipment used for the manufacturing of advanced microchips. Two sub-advisors have stakes in ASML: the Northern Cross team and Fabio Paolini and Ben Beneche from Pictet Asset Management. Northern Cross invested in the company because of its strong research and development leadership position, which they think will manifest itself in a higher share of semiconductor capital spending in the coming years. The company is by far the leading provider of current generation immersion lithography equipment and is currently in the process of developing a

Fund Summary	15

next generation of equipment referred to as Extreme Ultra Violet (EUV). Northern Cross thinks the strong performance during the past year reflects continued robust trends in semiconductor spending, driven by both smartphones, advanced servers, and the growing market for Internet-connected devices. In addition, the company has made progress in moving EUV technology to introduction, which has resulted in early orders from ASML’s core customers. Northern Cross continues to see considerable earnings upside from the company in the coming years, and thus ASML remains a core holding for them.

Inmarsat saw some of its recent weakness reverse in early June when management announced that they had received, and rejected, a preliminary (and undisclosed) offer from US rival Echostar to buy the company. Inmarsat, owned by Paolini and Beneche, was one of the fund’s worst performers in the first quarter, but a strong June helped it contribute over the first six months of 2018. Following the preliminary bid, Echostar raised its offer (to GBP 5.32 per share), but this too was unanimously rejected by the Inmarsat board. Just after the period ending in June, EchoStar announced that it would not be making a formal bid and cannot approach Inmarsat again within six months (unless another party makes a bid). While there is some satellite industry logic to the deal (primarily capital expenditure savings), much of its merit relates to US cellular spectrum rights owned by Inmarsat. Although potentially interesting to other bidders, for Echostar it has the added benefit of consolidating the position that it and DISH (both companies have the same controlling shareholder) have in mid-band US spectrum.

Paolini and Beneche say the weak stock price performance (outside of the second quarter) is a product of two factors. First, Inmarsat’s core marine market is in a cyclical trough, which means that a customer shift to the faster service (requiring some investment on their part) has been slower than hoped. Second, establishing a platform for revenue generation in the newer aviation market is requiring a greater than expected up-front spend by Inmarsat on aircraft-mounted hardware. Collectively, these factors have disappointed shareholders and delayed the point at which the group’s prize asset becomes a powerful engine for cash generation. While this delay has been frustrating (and not helped by Inmarsat management overpromising on progress), Paolini and Beneche retain their view that the group’s intrinsic value is significantly above even the partially recovered stock price. In their opinion, there are now two clear routes to this value being realized: (1) prove it as a stand-alone business, or (2) be acquired.

MGM China, owned by Vinson Walden of Thornburg, is the Macau subsidiary for MGM Resorts. The stock has detracted from returns so far in 2018. MGM China owns the MGM Macau (Peninsula) property, which has 420 gaming tables, 1,060 slot machines, and 582 hotel rooms. MGM China is a historically strong and highly efficient operator that should see meaningful asset growth in the next three to five months, creating a significantly larger earnings power platform going forward. In February, MGM opened a new property, MGM Cotai, which represents a material growth event for MGM China and should drive meaningful earnings growth over the medium term.

After the MGM Cotai’s opening, Walden says the share price performance reflected the speculative market behavior of “buy the anticipation but sell the event” and declined during March. Overall, Macau traffic and gaming revenue has remained stable, but it softened to a low double-digit growth rate during June (impacted somewhat by the World Cup). However, Walden contends that fundamentals remain solid, and cash flow is improving for MGM as capital expenditures decline.

Unfortunately, Walden says Macau casinos are often used as “China proxy exposure” by many investors and can exhibit increased share price volatility during periods of macro or political uncertainty. As political rhetoric increased and US-China trade tensions rose in June, MGM China shares declined as short-term-oriented market participants reduced their China exposure.

One of the larger detractors during the first half of the year was Daimler. This global automotive company is owned by David Herro of Harris Associates. He says Daimler has faced some near-term challenges with higher raw material costs, adverse effects from currency movements, and minor difficulties with US suppliers. According to Herro, management largely mitigated these issues through cost cutting. However, Daimler now faces a threat of a tariff on vehicles imported from Europe to the United States. The company also expects that reciprocal tariffs between the United States and China will impact its US-built SUVs intended for delivery to China. Herro says management is evaluating methods to redirect auto shipments into China from other geographies as a possible work-around strategy to avoid tariffs. However, there is no certainty that tariffs will be imposed.

Emissions concerns have also put pressure on Daimler’s share price. To date, the company has recalled 750,000 vehicles to address emission issues but has paid no fines. Herro reports that management remains adamant that their software issues are not related to emissions fraud. On a more positive front, Daimler held a capital markets day for the trucks division that highlighted the opportunity for margin expansion. The company continues to explore the potential for a separation of the trucking group via Project Future.

An important support behind their Daimler thesis is its premium asset in Mercedes-Benz. Herro says it is realizing renewed growth owing to an expanding market for high-end autos, as well as from a refreshed model cycle, greater product derivatives, increased modularization, and a restructured network in China. Herro believes that Mercedes-Benz’s accelerating growth, along with its ability to maintain what they see as solid margins and generate additional free cash flow, positions the brand well to close the gap against its peers BMW and Audi.

Daimler is also the world’s largest truck producer, and its trucks possess strong market positions globally; Herro thinks the truck business should benefit from both cost efficiency and improving market conditions outside of the United States. He likes that in

16	Litman Gregory Funds Trust

recent years Daimler’s management team has aggressively addressed the company’s weaknesses and has shifted its focus away from top-line growth and “empire building” toward creating better profitability and shareholder returns. Despite the current geopolitical noise, Daimler continues to meet Harris Associates’ operational performance expectations and is trading at a significant discount to their estimate of intrinsic value.

Portfolio Mix

The International Fund is built bottom-up, stock by stock, managed by sub-advisors with an explicit mandate to own no more than 15 of their highest-conviction ideas and to ignore short-term performance in pursuit of superior long-term returns. Given this mandate, managers will invest very differently from the fund’s benchmark allocations. We believe this is key to generating excess returns. If managers were unwilling to look much different than the benchmark, we wouldn’t expect to achieve returns much different from the benchmark.

Over the last six months, the overall portfolio mix is largely unchanged. There were no dramatic shifts in sector or regional weights. A few things worth noting include the following:

•

The fund remains heavily overweight to the consumer discretionary sector. This is the largest active weighting versus the benchmark (28.5% versus 11.0%). The exposure is a few percentage points lower than it was one year ago.

•

Exposure to the information technology sector is the fund’s largest sector underweight (6.1% compared to 12.1% in the index). The fund added one new technology name during the first half of the year. Mark Little initiated a position in NEXON, an online video game company, in the first quarter.

•

The index’s largest sector is the financial sector, which the fund is underweight (16.3% compared to 21.5% for the benchmark). Business models within this sector are diverse. The fund has positions in traditional financial institutions like Lloyds Banking Group, BNP Paribas, and Credit Suisse. But also in this sector is a publicly traded private equity firm (Aurelius Equity Opportunities), a Nordic debt collection company (B2 Holding), and, more recently, a Colombian-headquartered holding company with stakes in insurance, pension, asset management, banking, packaged food products, and cement/infrastructure (Grupo de Inversiones Suramericana).

•

The fund’s exposure to European-domiciled companies remains its largest overweight relative to the index. It stands at 67.2% at the end of June, which is down from 73.5% from one year ago. The index has a 43.4% weighting to European businesses.

•	The fund continues to be underweight to Asian-domiciled companies. A few businesses domiciled in this region were added over the last year, but overall exposure remains below that of the benchmark.

•

The fund has increased its position in mid-cap stocks since the beginning of the year. Mid-cap stocks (defined as stocks with a market cap between $5.5 billion and $15 billion) made up 22.1% of the fund at the end of June 2018. This is up from 12.2% at the start of 2018.

•

As of the end of June, the fund had 3.4% of its foreign currency exposure hedged back to the US dollar (protecting it against dollar appreciation). This hedge is down from 7.0% one year ago but is at a similar level as it was at the beginning of 2018.

By Sector

	Sector Allocation
	Fund as of 6/30/18	Fund as of 12/31/17	iShares MSCI ACWI ex- U.S. as of 6/30/18
Consumer Discretionary	28.5%	30.1%	11.0%
Consumer Staples	9.7%	9.0%	9.7%
Energy	5.7%	5.0%	7.4%
Finance	16.3%	18.9%	21.5%
Health Care & Pharmaceuticals	8.8%	8.6%	8.2%
Industrials	13.4%	12.8%	11.4%
Information Technology	6.1%	4.9%	12.1%
Materials	4.1%	2.8%	7.9%
Real Estate	1.6%	1.4%	3.2%
Telecom	4.0%	3.6%	3.7%
Utilities	0.0%	0.0%	2.9%
Cash Equivalents & Other	1.8%	2.8%	1.0%

	100.0%	100.0%	100.0%

By Region

	Regional Allocation
	Fund as of 6/30/18	Fund as of 12/31/17	iShares MSCI ACWI ex- U.S. as of 6/30/18
Africa	0.0%	0.0%	1.6%
Australia/New Zealand	1.0%	1.0%	4.8%
Asia (ex Japan)	10.6%	11.6%	22.2%
Japan	8.4%	8.2%	16.4%
Western Europe & UK	67.2%	68.8%	43.4%
Latin America	2.7%	1.6%	2.6%
North America	6.6%	4.2%	7.4%
Middle East	1.7%	1.8%	0.8%
Cash Equivalents & Other	1.8%	2.8%	1.0%

	100.0%	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	17

By Asset Class	By Market Capitalization

Market Capitalization: Developed Markets Small-Cap < $5.5 billion Developed Markets Large and Mid-Cap > $5.5 billion * Totals may not add up to 100% due to rounding	Market Capitalization: Small-Cap < $5.5 billion Mid-Cap $5.5 billion - $15 billion Large-Cap > $15 billion

Closing Thoughts

We will close with some thoughts on protectionism. Trade war risks have raised concerns global growth will slow, which in turn have caused a broad de-rating of risk assets in general. While the fund has held up well in relative terms, it hasn’t escaped this general risk aversion in markets. Some investments, such as MGM China and Daimler, both discussed above, were more negatively impacted, which is not surprising. However, it’s worth remembering that the fund is well diversified among nearly 70 stocks and based on our conversations with managers has significant exposure to domestic-oriented companies that should hold up relatively well in the event trade tensions escalate.

It’s fair to say protectionism risks create uncertainty and investing in such an environment feels uncomfortable. These are the times we believe our managers can add significant value by sticking with their investment discipline. Northern Cross, for instance, commenting on our portfolio recently said, “The global leaders we own are likely to perform better than those companies in more competitive sectors. We have no direct industrial cyclical exposure in the portfolio today, but near-term dislocations could provide interesting opportunities in that space.”

Also, depending upon how protectionism risks play out, some investments might benefit in a manner that was not anticipated at the time of their purchase. For example, the fund has some exposure to shipping-related companies. Recent trade skirmishes have impacted goods like soybeans that may now be sourced from Argentina and Brazil rather than the United States by China. This would add significantly more ton-mileage to cargo carriers, which David Marcus of Evermore believes should reduce excess shipping capacity and drive up charter rates—both would enhance these shipping companies’ profitability.

China wants to rise in the global trade value chain, while the United States and other developed countries want greater trade interdependence from China. So it is possible trade frictions are with us for a while. As investors, we and our managers are used to investing when there are uncertainties. In fact, uncertainty and volatility are precisely what active investors need in order to take advantage of stock-specific opportunities where risks have been excessively priced in. This is what disciplined investors do. We may not get the timing exactly right, but with a long enough time horizon, we are more likely to have better opportunities for positive returns. We can state this with confidence because every manager on the fund is executing a disciplined and thorough investment process.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

18	Litman Gregory Funds Trust

Litman Gregory Masters International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
David Marcus	Evermore Global Advisors	16.67%	All Sizes	Value	MSCI World ex U.S. Value Index
David Herro	Harris Associates L.P.	16.67%	All sizes, but mostly large- and mid-sized companies	Value	MSCI World ex U.S. Value Index
Mark Little	Lazard Asset Management, LLC	16.67%	All sizes	Blend/Relative Value	MSCI All Countries World Free ex U.S. Index
Howard Appleby Jean-Francois Ducrest Jim LaTorre	Northern Cross, LLC	16.67%	Mostly large- and mid-sized companies	Blend	MSCI All Countries World Free ex U.S. Index
Fabio Paolini Benjamin Beneche	Pictet Asset Management, Ltd.	16.67%	All sizes	Blend	MSCI EAFE Index
Vinson Walden	Thornburg Investment Management, Inc.	16.67%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks	MSCI All Countries World Free ex U.S. Index

International Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters International Fund from December 1, 1997 to June 30, 2018 compared with the MSCI ACWI ex-U.S. Index and Morningstar Foreign Large Blend Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	19

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited)

Shares		Value
COMMON STOCKS: 98.2%

Australia: 1.0%
2,200,375	Incitec Pivot Ltd.	$5,909,451

Belgium: 4.1%
191,446	Anheuser-Busch InBev S.A.	19,337,212
360,449	Fagron(a)	6,161,924

		25,499,136

Bermuda: 3.5%
1,294,663	Frontline Ltd.*(a)	7,560,832
860,818	Teekay LNG Partners L.P.	14,504,783

		22,065,615

Canada: 0.9%
1,344,300	Bombardier, Inc. - Class B*	5,319,099

China: 3.9%
36,538	Baidu, Inc. - ADR*	8,878,734
393,203	JD.com, Inc. - ADR*	15,315,257

		24,193,991

Colombia: 0.8%
386,350	Grupo de Inversiones Suramericana S.A.	4,971,462

Denmark: 2.1%
86,896	Carlsberg A/S - Class B	10,235,716
59,647	Nilfisk Holding A/S*	2,911,913

		13,147,629

Finland: 1.6%
200,576	Sampo Oyj - Class A	9,790,090

France: 11.6%
178,100	BNP Paribas S.A.	11,061,789
1,674,599	Bollore S.A.	7,790,433
41,750	Essilor International Cie Generale d’Optique S.A.	5,894,056
42,615	Orpea	5,687,746
93,104	Safran S.A.	11,312,064
1,256,963	Vivendi S.A.	30,822,882

		72,568,970

Germany: 7.4%
43,235	Allianz SE	8,936,948
128,672	AURELIUS Equity Opportunities SE & Co. KGaA	7,647,743
98,940	Bayer AG	10,900,471
159,250	Daimler AG	10,251,771
75,071	SAP SE	8,674,001

		46,410,934

Greece: 0.8%
450,465	OPAP S.A.	5,091,759

Hong Kong: 5.9%
1,347,500	CK Hutchison Holdings Ltd.	14,288,518
3,377,840	MGM China Holdings Ltd.	7,835,118
3,736,000	New World Development Co. Ltd.	5,256,674
2,920,893	Wynn Macau Ltd.	9,399,660

		36,779,970

Israel: 1.7%
3,576,232	Israel Discount Bank Ltd. - Class A	10,431,206

Shares		Value
Italy: 1.2%
10,177,293	Telecom Italia SpA*	$7,574,881

Japan: 8.4%
77,800	CyberAgent, Inc.	4,680,016
214,692	Don Quijote Holdings Co. Ltd.	10,316,230
401,500	Japan Tobacco, Inc.	11,223,795
326,200	Nexon Co. Ltd.*	4,740,603
92,800	SoftBank Group Corp.	6,682,874
78,800	Toyota Motor Corp.	5,103,157
217,222	Universal Entertainment Corp.	9,770,723

		52,517,398

Mexico: 1.9%
3,022,900	Fibra Uno Administracion S.A. de C.V.	4,452,566
399,246	Grupo Televisa SAB - ADR	7,565,712

		12,018,278

Monaco: 0.9%
818,588	Scorpio Bulkers, Inc.	5,811,975

Netherlands: 10.4%
706,351	Altice Europe NV - Class A*	2,878,574
80,599	ASML Holding N.V.	15,971,399
915,500	CNH Industrial N.V.	9,723,895
120,246	EXOR N.V.	8,101,733
213,880	NN Group N.V.	8,701,212
720,824	OCI N.V.*	19,468,672

		64,845,485

Norway: 0.9%
1,571,611	B2Holding ASA	3,282,064
545,987	Borr Drilling Ltd.*	2,612,698

		5,894,762

Spain: 3.2%
63,250	Aena SME S.A.(b)	11,484,772
1,023,255	Codere S.A.*(a)	8,363,987

		19,848,759

Switzerland: 3.3%
27,200	Cie Financiere Richemont S.A.	2,305,935
537,060	Credit Suisse Group AG*	8,091,758
2,038,100	IWG Plc	8,596,219
9,330	Kuehne & Nagel International AG	1,402,909

		20,396,821

Taiwan: 0.8%
988,000	Merida Industry Co. Ltd.	4,941,863

United Kingdom: 16.1%
98,076	British American Tobacco Plc	4,957,203
135,078	Coca-Cola European Partners Plc	5,485,872
253,063	Diageo Plc	9,090,588
511,942	GlaxoSmithKline Plc	10,335,479
1,436,365	Informa Plc	15,828,016
1,507,503	Inmarsat Plc	10,941,984
271,575	Liberty Global Plc - Series C*	7,226,611
18,664,038	Lloyds Banking Group Plc	15,529,801
280,286	Shire Plc	15,775,955
33,205	Willis Towers Watson Plc	5,033,878

		100,205,387

United States: 5.8%
294,054	Altice USA, Inc. - Class A	5,016,560
333,287	Genco Shipping & Trading Ltd.*	5,165,948

The accompanying notes are an integral part of these financial statements.

20	Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS (CONTINUED)
United States (continued)
198,667	Las Vegas Sands Corp.	$15,170,212
159,459	Schlumberger Ltd.	10,688,537

		36,041,257

TOTAL COMMON STOCKS (Cost $546,285,113)		612,276,178

Principal Amount
SHORT-TERM INVESTMENTS: 1.5%

REPURCHASE AGREEMENTS: 1.5%
$9,383,000	FICC 0.35%, 6/29/2018, due 07/02/2018 [collateral: par value $9,815,000, U.S. Treasury Note, 2.250%, due 11/15/2025, value $9,469,335, par value $115,000, U.S. Treasury Bond, 3.000%, due 05/15/2045, value $115,921] (proceeds $9,383,274)	9,383,000

TOTAL SHORT-TERM INVESTMENTS (Cost $9,383,000)		9,383,000

TOTAL INVESTMENTS (Cost: $555,668,113): 99.7%		621,659,178

Other Assets in Excess of Liabilities: 0.3%		1,896,434

NET ASSETS: 100.0%		$623,555,612

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
L.P.	Limited Partnership
*	Non-Income Producing Security.
(a)	Illiquid securities at June 30, 2018, at which time the aggregate value of these illiquid securities is $22,086,743 or 3.5% of net assets.
(b)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

CURRENCY ABBREVIATIONS:

CHF	Swiss Franc
EUR	Euro
GBP	British Pound
USD	U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	21

Litman Gregory Masters International Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2018 (Unaudited)

At June 30, 2018, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2018	Fund Delivering	U.S. $ Value at June 30, 2018	Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	7/10/2018	USD	$3,601,533	GBP	$3,362,163	$239,370	$—
	8/15/2018	EUR	1,459,643	USD	1,448,290	11,353	—
	8/15/2018	USD	16,299,505	EUR	15,872,517	426,988	—
	9/19/2018	USD	2,518,723	CHF	2,400,458	118,265	—

			$23,879,404		$23,083,428	$795,976	$—

The accompanying notes are an integral part of these financial statements.

22	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Review

The Litman Gregory Masters Smaller Companies Fund returned 5.36% for the first half of 2018, below the 7.66% return for the fund’s Russell 2000 Index benchmark and in line with the 5.34% return for the Morningstar Small Blend category.

Performance as of 6/30/2018
			Average Annual Total Returns
	Three Month	Year-to- Date	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception
Litman Gregory Masters Smaller Companies Fund (6/30/03)	5.18%	5.36%	16.52%	6.87%	6.92%	8.01%	8.38%
Russell 2000 Index	7.75%	7.66%	17.57%	10.96%	12.46%	10.60%	10.50%
Morningstar Small Blend Category	6.33%	5.34%	14.65%	9.32%	10.85%	9.40%	9.69%
Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2018, the gross and net expense ratios for the Smaller Companies Fund were 1.74% and 1.32%, respectively. There are contractual fee waivers in effect through April 30, 2019.

Performance of Managers

The fund’s three sub-advisors produced disparate returns over the first six months of 2018. In a period that strongly favored growth stocks over value, the fund’s blend/growth manager outperformed the two value-oriented managers. Dick Weiss of Wells Capital gained 13.82% (net of advisory fees), strongly outperforming the 7.66% return for his Russell 2000 benchmark. The performance of Cove Street’s Jeff Bronchick was flat, while Mark Dickherber and Shaun Nicholson of SBH returned 4.07%, with both value teams underperforming the 5.44% return of the Russell 2000 Value Index in the six-month period.

Longer term, Weiss, who has been on this fund since its June 2003 inception, is outperforming by a wide margin, beating the benchmark by more than two and a half percentage points, annualized, over the 15-year period. Bronchick is now underperforming over his 11 years on the fund after a recent stretch of disappointing performance. The fund’s newest manager, SBH, has been on the fund for just over one year. Over that brief period, the team widely outperformed their Russell 2000 Value benchmark.

Key Performance Drivers

From a sector perspective, consumer discretionary, energy, and information technology detracted from relative performance, while industrials was the most noteworthy contributor. Sector allocation, in aggregate, had a negative effect on relative performance over the first six months of 2018, while the success of stock selection varied from sector to sector, but overall was a modest net positive. As is always the case, at the stock level there were noteworthy contributors and detractors in the period. We should remind investors that in the short term, the performance of a stock does not determine whether a position will be successful or not; that is only known when the stock is sold.

Within the consumer discretionary sector, Shutterfly, owned by Weiss, gained over 80% in the period and was a leading individual contributor to the fund’s overall performance. This gain, however, was unable to offset the disappointing returns of media company E.W. Scripps, apparel company Cherokee (which fell 11.77% and 69.21%, respectively, and are both owned by Bronchick), and advertising company MDC Partners. MDC, which fell 52.31%, is owned by Weiss and was the leading individual detractor from the fund’s performance in the period. Weiss notes that while far smaller than its global competitors, MDC successfully navigated a challenging 2017 that had seen its peer group suffer material slowdowns amid rising secular pressures. He believed many of the industry challenges would more acutely impact large, global networks, and therefore expected MDC to again lead the peer group in terms of fiscal year organic growth in 2018. While this outcome may still play out, MDC posted significantly weaker than anticipated financial results in early May, with management citing current client pullbacks and weaker than anticipated contribution from its new business pipeline. Weiss reduced the private market value he ascribes to the business due to the subdued organic growth. Despite the more negative outlook, Weiss believed the market over-reacted causing the stock to trade at the low end of his revised private market range. As a result, he purchased additional shares. At the end of the quarter, there was speculation that MDC is a takeover target of Dentsu, a Japanese advertising agency. This increased the value of MDC’s stock, and Weiss trimmed his position as the risk-reward became somewhat less compelling.

Stock selection was also weak within the information technology sector, predominantly due to declines among top-10 holdings Millicom International Cellular and Viasat. Both stocks are owned by Bronchick and were down 12.18% and 12.48%, respectively, in the period. Viasat was the second-largest holding during the six-month period at a 4.4% average weight. Bronchick says that despite the successful launch of the company’s ViaSat II satellite, investors have not sufficiently factored in future cash flows from this

Fund Summary	23

investment. He adds that the company’s defense business is currently thriving and—alone—represents more than two thirds of the current stock price. Bronchick believes the stock is poised to reflect these positive attributes and thus continues to hold the position at a large weight.

Within the energy sector, stock selection was also poor. Alta Mesa Resources was a meaningful detractor. The stock price fell sharply after it was added to the portfolio by Weiss in January, and then continued to trend lower throughout the remainder of the period. The company’s performance was hurt partly by a reduction in volumes due to limited available capital earlier this year—largely a result of the business being part of a three-way merger in February 2018. Other factors have worked against the company since the beginning of this year, including a customer changing its drilling plans, delaying production for six months. Weiss notes management continues to expect significant growth in 2019 despite this delay. In addition, there have been fears surrounding Alta Mesa’s prospects for successful oil drilling in Oklahoma. Weiss believes these fears are overblown due to Alta Mesa having favorable drilling sites within these fields. Weiss also mentions Alta Mesa has improved its development and technical teams over the past few months. He has been buying additional shares as the stock price has fallen.

The sector contributing the most to relative performance was industrials, due entirely to strong stock selection. The two leading individual contributors over the six months were industrial names Axon Enterprises (owned by Weiss) and Wesco Aircraft Holdings (owned by Bronchick). Long-time holding Axon Enterprise is a leading electrical equipment and software company, which rose over 140% in the period. Weiss says three major developments have pushed the stock higher recently. First, the company acquired Vievu—its main competitor in police body cameras. A key advantage of this acquisition is that over the next several years, as contracts come up for renewal, Axon will be in a much better position to secure the renewal. Second, the company has recently enjoyed strong sales momentum, and a continuation of margin expansion as it achieved greater scale efficiencies. Third, Axon raised $212 million through an equity offering which should support future growth investments. Overall, Weiss believes the thesis for this name remains on track and it remains one of his highest-conviction ideas. That said, he has been prudently managing the weighting by trimming at the recent elevated levels.

Wesco distributes aerospace products and provides supply chain management services to the aerospace industry globally. The stock price gained over 56% in the first half of 2018. Bronchick acknowledges this stock has seen volatile performance as the company’s new CEO took over in mid-2017 and has had to unwind the previous CEO’s operational mistakes. Due diligence on this company by Bronchick and his team has led them to believe its core business is intact and customers are still beholden to the services Wesco provides. Several customers have mentioned to Bronchick that they are just waiting for operational issues to be resolved before giving more work to Wesco. During the recent six-month period, Wesco showed improvement in customer satisfaction and revenue—things that had been elusive of late. Bronchick says these positive indicators, as well as his team’s research, lead him to expect continued operational improvement and additional upside going forward.

Within health care, a significant contributor in the period was Haemonetics, which develops and distributes hematology products and solutions. The name is currently owned by Weiss, but was also owned by SBH through February of this year. (SBH sold after nearly a 50% gain over their one-year holding period.) Haemonetics gained nearly 65% over the first half of the year. Weiss says the management team has done well to position the company for growth while controlling costs. Its plasma business grew over 10% during the first quarter of the year, while the hemostasis business grew over 11%. Furthermore, Weiss notes that the company has pricing power in a core product, as well as a very strong balance sheet, which could lead to future optionality. These factors are partially responsible for the increased market price during the period.

Top 10 Individual Contributors as of the Six Months Ended June 30, 2018
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Axon Enterprise Inc.	2.44	0.10	141.66	2.32	Industrials
Wesco Aircraft Holdings Inc.	2.21	0.03	56.08	1.24	Industrials
Shutterfly Inc. A	1.65	0.12	82.15	1.12	Consumer Discretionary
Haemonetics Corp.	1.63	0.19	64.86	0.93	Health Care
Integer Holdings Corp.	2.21	0.08	43.71	0.83	Health Care
Pandora Media Inc.	0.91	0.00	56.69	0.63	Information Technology
CommVault Systems Inc	1.99	0.11	27.05	0.53	Information Technology
Bank of N.T Butterfield & Son Ltd.	1.94	0.11	30.44	0.52	Financials
Seacoast Banking Corp.	1.67	0.06	26.66	0.45	Financials
Sabre Corp.	1.80	0.00	21.56	0.40	Information Technology

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

24	Litman Gregory Funds Trust

Top 10 Individual Detractors as of the Six Months Ended June 30, 2018
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
MDC Partners Inc. A	1.19	0.02	-52.31	-0.82	Consumer Discretionary
Viasat Inc.	4.40	0.17	-12.48	-0.55	Information Technology
Jefferies Financial Group Inc.	1.59	0.00	-15.55	-0.50	Financials
Alta Mesa Resources Inc. A	1.05	0.00	-33.63	-0.50	Energy
Cherokee Inc.	0.43	0.00	-69.21	-0.46	Consumer Discretionary
Quanex Building Products	1.50	0.03	-23.39	-0.44	Industrials
Avis Budget Group Inc.	1.60	0.15	-26.66	-0.43	Industrials
Tegna Inc.	1.19	0.00	-26.66	-0.42	Consumer Discretionary
Millicom International Cellular SA	3.93	0.00	-12.18	-0.40	Telecommunications
The E W Scripps Co. Class A	3.25	0.04	-11.77	-0.30	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

As is typically the case given its high active share (over 98%), the Smaller Companies Fund portfolio’s exposures are quite different from those of its Russell 2000 Index benchmark. It is common for the fund to have meaningful sector over- and underweights. For example, as of June 30, 2018, the fund was more than eight percentage points overweight to the materials sector (12.9% vs. 4.1%) and meaningfully underweight to the financials sector (6.1% vs. 17.5%).

At the sector level, there were no meaningful portfolio shifts during the first half of the year. The largest change was a 4.3-percentage-point decrease to financials, and a commensurate increase to consumer staples. The fund’s cash allocation decreased slightly from 10.2% at the start of the year to 7.8% at midyear. The fund’s weighted-average market capitalization decreased marginally from $3.4 billion at the beginning of the year to $3.2 billion at the end of the period.

The fund remains sufficiently diversified by investment style across the three managers. With 45 stocks, we believe the portfolio is well-diversified in terms of holdings and sector exposures.

We believe the Smaller Companies Fund comprises an eclectic mix of highly skilled, disciplined, and opportunistic stock pickers who have the potential to add significant additional value through concentrating in only their highest-conviction names. We continue to expect the fund to be successful relative to its benchmark and peers over complete market cycles.

By Sector

	Sector Allocation
	Fund as of 6/30/18	Fund as of 12/31/17	Russell 2000 Index as of 6/30/18
Consumer Discretionary	12.9%	14.0%	12.4%
Consumer Staples	4.3%	0.0%	2.4%
Energy	3.4%	2.2%	4.2%
Finance	6.1%	10.4%	17.5%
Health Care & Pharmaceuticals	6.1%	6.9%	16.8%
Industrials	22.3%	25.7%	14.6%
Information Technology	19.0%	16.3%	17.4%
Materials	12.9%	9.5%	4.1%
Real Estate	1.8%	0.0%	6.7%
Telecom	3.4%	4.8%	0.6%
Utilities	0.0%	0.0%	3.2%
Cash Equivalents & Other	7.8%	10.2%	0.0%

	100.0%	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	25

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $981 million

Small-Cap $981 million - $4.4 billion

Small/Mid-Cap $4.4 billion - $10.6 billion

Mid-Cap $10.6 billion - $29.4 billion

Large-Cap > $29.4 billion

Totals may not add up to 100% due to rounding

26	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Jeff Bronchick	Cove Street Capital, LLC	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Mark Dickherber Shaun Nicholson	Segall Bryant & Hamill	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Richard Weiss	Wells Capital Management, Inc.	33-1/3%	Small- and mid-sized companies	Blend	Russell 2000 Index

Smaller Companies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Smaller Companies Fund from June 30, 2003 to June 30, 2018 compared with the Russell 2000 Index and Morningstar Small Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	27

Litman Gregory Masters Smaller Companies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited)

Shares		Value
COMMON STOCKS: 92.2%

Consumer Discretionary: 12.9%
115,768	Cherokee, Inc.*	$64,552
11,061	Criteo S.A. - ADR*	363,354
100,000	EW Scripps Co. (The) - Class A	1,339,000
8,400	Foot Locker, Inc.	442,260
139,900	Groupon, Inc.*	601,570
69,000	MDC Partners, Inc. - Class A*	317,400
30,500	Qurate Retail, Inc.*	647,210
4,975	Shutterfly, Inc.*	447,899

		4,223,245

Consumer Staples: 4.3%
57,900	HRG Group, Inc.*	757,911
4,670	Lancaster Colony Corp.	646,421

		1,404,332

Energy: 3.4%
61,500	Alta Mesa Resources, Inc.*	418,815
7,000	Cimarex Energy Co.	712,180

		1,130,995

Financials: 6.1%
22,200	AllianceBernstein Holding L.P.	633,810
13,370	Bank of NT Butterfield & Son Ltd. (The)	611,276
7,753	Lakeland Financial Corp.	373,617
11,810	Seacoast Banking Corp. of Florida*	372,960

		1,991,663

Health Care: 6.1%
21,839	AngioDynamics, Inc.*	485,699
11,000	Integer Holdings Corp.*	711,150
13,851	Orthofix International N.V.*	787,014

		1,983,863

Industrials: 22.3%
14,100	Avis Budget Group, Inc.*	458,250
11,250	Axon Enterprise, Inc.*	710,775
8,442	ESCO Technologies, Inc.	487,104
15,400	Gardner Denver Holdings, Inc.*	452,606
15,100	GP Strategies Corp.*	265,760
70,352	Great Lakes Dredge & Dock Corp.*	369,348
44,000	Heritage-Crystal Clean, Inc.*	884,400
18,036	HNI Corp.	670,939
23,800	Macquarie Infrastructure Corp.	1,004,360
26,936	Quanex Building Products Corp.	483,501
11,700	Southwest Airlines Co.	595,296
5,989	Spartan Motors, Inc.	90,434
23,126	SPX Corp.*	810,566

		7,283,339

Information Technology: 19.0%
7,425	Arrow Electronics, Inc.*	558,954
163,985	Avid Technology, Inc.*	852,722
9,450	CommVault Systems, Inc.*	622,283
10,300	GTT Communications, Inc.*	463,500
132,178	MAM Software Group, Inc.*	1,139,374
68,000	Pandora Media, Inc.*	535,840
26,270	Sabre Corp.	647,293
21,000	ViaSat, Inc.*	1,380,120

		6,200,086

Shares		Value
Materials: 12.9%
35,200	Axalta Coating Systems Ltd.*	$1,066,912
21,301	Bemis Co., Inc.	899,115
47,080	Innophos Holdings, Inc.	2,241,008

		4,207,035

Real Estate: 1.8%
18,617	Equity Commonwealth*	586,436

Telecommunication Services: 3.4%
19,045	Millicom International Cellular S.A.	1,118,894

TOTAL COMMON STOCKS (Cost $29,272,325)		30,129,888

Principal Amount
SHORT-TERM INVESTMENTS: 8.3%

REPURCHASE AGREEMENTS: 8.3%
$2,699,000	FICC 0.35%, 6/29/2018, due 07/02/2018 [collateral: par value $2,860,000, U.S. Treasury Note, 2.250%, due 11/15/2025, value $2,759,276] (proceeds $2,699,079)	2,699,000

TOTAL SHORT-TERM INVESTMENTS (Cost $2,699,000)		2,699,000

TOTAL INVESTMENTS (Cost: $31,971,325): 100.5%		32,828,888

Liabilities in Excess of Other Assets: (0.5)%		(160,552)

NET ASSETS: 100.0%		$32,668,336

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
L.P.	Limited Partnership
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

28	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Review

The Litman Gregory Masters Alternative Strategies Fund (Institutional Share Class) declined 0.26% for the first six months of 2018. During the same period, 3-month LIBOR returned 0.91%, the Morningstar Multialternative category declined 1.15%, the HFRX Global Hedge Fund Index dropped 0.85%, and the Bloomberg Barclays US Aggregate Bond Index lost 1.62%.

Since its inception on September 30, 2011, the fund’s annualized return is 4.86%. This compares favorably to the 0.59% return for 3-month LIBOR, 1.79% for the Morningstar Multialternative category, 1.89% for the HFRX Global Hedge Fund Index, and 2.10% for the Bloomberg Barclays US Aggregate Bond Index. Even so, the fund’s return is toward the lower end of what we think is a reasonable expected-return range for it over the long term (full market cycles). The fund’s volatility (annualized standard deviation) of 3.05% is below our longer-term expected volatility range of 4% to 8%. On a risk-adjusted-return basis, we are pleased with the fund’s results. It has the highest Sharpe and Sortino ratios within its Morningstar Multialternative peer group category. And it has materially out-returned both its Morningstar category and the HFRX Global Hedge Fund Index, with comparable or lower volatility and beta, since inception.

Performance as of 6/30/2018
			Average Annual Total Returns
	Three Month Return	Year-to- Date	One Year	Three- Year	Five-Year	Since Inception 9/30/2011
Litman Gregory Masters Alternative Strategies Fund Institutional Class	-0.03%	-0.26%	1.75%	2.82%	3.43%	4.86%
Litman Gregory Masters Alternative Strategies Fund Investor Class	-0.09%	-0.38%	1.49%	2.57%	3.18%	4.61%
Bloomberg Barclays Aggregate Bond Index	-0.16%	-1.62%	-0.40%	1.72%	2.27%	2.10%
3-Month LIBOR	0.59%	0.91%	1.52%	0.93%	0.65%	0.59%
Morningstar Multialternative Category	-0.05%	-1.15%	2.04%	0.62%	1.47%	1.79%
HFRX Global Hedge Fund Index	0.16%	-0.85%	2.47%	0.83%	1.32%	1.89%
Russell 1000 Index	3.57%	2.85%	14.54%	11.64%	13.37%	16.34%
SEC 30-Day Yield[1] as of 6/30/18: Institutional: 2.12% Investor: 1.87%
Unsubsidized SEC 30-Day Yield[2] as of 6/30/18: Institutional: 2.02% Investor: 1.77%

1.  The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

2.  The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

EXPENSE RATIOS as of 4/30/2018	MASFX	MASNX
Net Expense Ratio (%) Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[3]	1.46	1.70
Total Operating Expenses (%)[4]	1.66	1.90
Gross Expense Ratio (%)	1.75	2.00
3. Does not include dividend expense on short sales of 0.16% and interest expense of 0.04%

4.  The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2019. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the expense ratio.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.mastersfunds.com. All performance discussions in this report refer to the performance of the Institutional share class.

Fund Summary	29

The “Risk/Return Statistics” table below presents some of the key performance metrics that we track for the fund.

Litman Gregory Masters Alternative Strategies Fund, Risk/Return Statistics, 6/30/18
	MASFX	Bloomberg Barclays Agg Bond	Russell 1000	Morningstar Multi-Alternative Category
Annualized Return	4.86	2.10	16.34	1.79
Total Cumulative Return	37.72	15.03	177.79	12.74
Annualized Std. Deviation	3.05	2.72	10.35	3.17
Sharpe Ratio (Annualized)	1.44	0.64	1.49	0.46
Beta (to Russell 1000)	0.25	-0.02	1.00	0.27
Correlation of MASFX to	1.00	-0.12	0.78	0.81
Worst Drawdown	-6.94	-4.52	-12.41	-8.21
Worst 12-Month Return	-4.49	-2.47	-7.21	-6.08
% Positive 12-Month Periods	88.89%	80.56%	95.83%	79.17%
Upside Capture (vs. Russell 1000)	29.45	6.93	100.00	21.39
Downside Capture (vs. Russell 1000)	26.68	-6.68	100.00	41.95
Since inception (9/30/11)
Worst Drawdown based on weekly returns
Past performance is no guarantee of future results

Portfolio Commentary

Performance of Managers: For the first half of 2018, three sub-advisors produced positive returns and two managers registered a loss. DoubleLine’s Opportunistic Income strategy gained 1.48%, the Loomis Sayles Absolute-Return Fixed-Income strategy gained 1.13%, Water Island Capital’s Arbitrage and Event-Driven strategy was up 0.66%, FPA’s Contrarian Opportunity strategy fell 1.16%, and DCI’s Long-Short Credit strategy declined 2.22%. (All returns are net of the management fee each sub-advisor charges the fund.)

Key performance drivers and positioning by strategy

DCI: After modest gains last year, the market environment so far this year has proved more challenging and the DCI Long-Short Credit strategy is down 2.22% (net) year to date. The loss was spread roughly evenly between the strategy’s credit default swap (CDS) long/short sleeve and the bond sleeve. By construction, the strategy remains focused on individual credit selection—favoring firms with lower default risk (as measured by DCI’s proprietary default probability model) and improving fundamentals. However, during the first half of the year, lower-rated, more stressed credits rallied notably and are outperforming by multiple percentage points for the year-to-date period. This has been a drag on performance. Increased dispersion in credit markets and a renewed focus on credit fundamentals will improve the opportunity set for the strategy, and thus the potential for future performance.

DCI’s long/short portfolios saw small but steady negative alpha in the first half as security selection struggled amidst the zig-zagging market moves. In the CDS sleeve, long positions in rentals and industrials, and shorts in energy, media, and technology, contributed to the negative performance. There were some offsetting credit selection gains in consumer retail, long health care, and short banks, but their overall magnitude was somewhat limited. The cash bond portfolio posted small losses on the back of long positions in energy, media, transport, and consumer goods. The impact of the bond hedges was in line with expectations. The credit hedging subtracted a bit from performance as the underlying high-yield bond indexes appreciated. Interest rate hedges were a small net positive.

Strategy risk, as always, is concentrated in bottom-up credit selection within a roughly market-neutral framework. From a sector perspective, portfolio positioning was mostly steady, and the portfolio continues to be underweight to financials and highly levered telecoms, against over-weights in energy and consumer durables. Please see DCI’s commentary on page 35 for additional details.

DoubleLine: The DoubleLine Opportunistic Income strategy gained 1.48% for the period, outperforming the Bloomberg Barclays US Aggregate Bond Index loss of 1.62%. The US Treasury curve flattened with 2-year and 10-year yields increasing 65 basis points (bps) and 45 bps, respectively. Non-agency residential mortgage-backed securities (RMBS) were the largest contributors to performance due to both interest income and an improvement in prices. Alt-A securities were the best performers within the sector while prime securities underperformed as prices declined. Agency RMBS detracted from performance as prices declined due to the rate increase. Inverse interest-only securities were the worst performers with the sector. Other securitized credit sectors in the portfolio, including collateralized loan obligations (CLOs), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) contributed positively to performance due primarily to interest income. The small position in Puerto Rico municipal bonds also was a positive, as prices improved due primarily to updated projections for budget surpluses.

As of June 30, non-agency RMBS remains the largest sector allocation at 52%, but this represents a 16-percentage-point decline over the trailing three quarters. Other credit-sensitive sectors (ABS, CLOs, and CMBS) have nearly doubled to over 11% of the portfolio. Agency RMBS (mostly longer-duration securities) accounts for approximately 18%. Cash crept higher to 15%, reflecting DoubleLine’s cautious outlook and expectation that increased market volatility will create better investment opportunities (lower prices

30	Litman Gregory Funds Trust

and higher yields) going forward. The portfolio’s calculated duration was 4.35 years, a slight increase from year-end, while the yield to maturity increased more meaningfully to 4.1%. Please see DoubleLine’s commentary on page 35 for more details on their outlook.

FPA: FPA’s Contrarian Opportunity strategy posted a 1.16% decline for the first half of the year. The top contributors for the period were dominated by technology and Internet names, including Microsoft, Cisco Systems, Alphabet, Facebook, Analog Devices, and Baidu. Some have been longtime holdings (e.g., Microsoft and Cisco), dating back years to when they were considered “boring,” old-tech value stocks, while others have been part of a more recent effort to buy dominant, scalable, high-quality franchise businesses at reasonable prices. The largest detractors were a diverse group including Arconic, Porsche, AIG, Leucadia National, and Owens-Illinois.

There was a fair amount of portfolio activity in the first half of the year, including new long positions in large tech and cable companies Broadcom, JD.com, Charter Communications, and Comcast. Wells Fargo was added on price weakness early in the second quarter, modestly increasing the portfolio’s exposure to large US financials. European materials companies HeidelbergCement and Lafarge were also new additions. The team added significantly to its position in Arconic, where they have been actively engaged with the company. Occidental Petroleum, Qualcomm, General Electric, Gazprom, Rosneft, and McDermott International were sold completely, while Cisco Systems and Microsoft, among others, were trimmed. With some volatility returning to the equity markets, the FPA team continues to search for high-quality assets to purchase at attractive prices. However, they still view high-yield bonds as unattractive given historically low yields and spreads to Treasurys.

The portfolio’s gross and net long exposure to equities grew slightly in the period, with gross long exposure now roughly 73% and net exposure approximately 60%. The largest sector concentration remains in financials (at 21%), followed by information technology, consumer discretionary, and industrials. These four sectors comprise roughly half of the equity portfolio. Credit holdings are 5.7% of net assets and include a handful of small allocations to private middle-market loans, in addition to a few remaining corporate credits and the Puerto Rico municipal bonds. Cash is approximately 34.4%. Please see FPA’s commentary on page 36 for more details on their outlook and their positioning.

Loomis Sayles: The Loomis Sayles Absolute-Return Fixed-Income strategy produced a 1.13% gain for the period. The positive performance was diversified across several sectors, with the majority generated from equity investments, securitized assets, and currency positioning. Within equities, much of the positive impact came from positions in individual energy names amid higher oil prices. In addition, better than expected first quarter reports for some individual energy producers lifted investor sentiment and pushed their shares higher. Loomis remains constructive on their energy holdings but will take profits and reduce positions as price targets are met, and they will also limit downside with hedges.

Securitized assets, particularly ABS and CMBS holdings, generated positive returns as fundamentals remained stable across all sectors. Currency positioning also boosted performance mainly due to the strategy’s short euro position, which performed as Loomis expected during the period, declining against the US dollar. Currency markets focused on the slowdown in European growth, albeit from robust levels. A number of economic indicators including industrial production and retail sales declined from their highs. Concerns around Italian politics also contributed to euro weakness. Meanwhile, valuation-driven mean-reversion trades in the portfolio, namely shorting the euro against both the Mexican peso and the British pound, had a muted impact as the peso and pound fell during the quarter. Political uncertainty in Mexico and moderation in economic activity in the United Kingdom weakened their respective currencies.

Exposure to sovereign bonds had the most negative impact on return. In a reversal of last year’s yield-seeking inflows to emerging markets, the rise in US Treasury bond yields made emerging-market bonds less attractive and outflows followed. While many of Loomis’s positions were offset with currency hedges, which mitigated some of the impact, long positions in Argentinian, Mexican, Polish, and South African sovereigns weighed on performance.

The strategy’s largest net long exposure remains in securitized credit, at 30% of the portfolio, followed by US investment-grade credit (15%) and bank loans (14%). Net exposure to US high-yield corporate bonds has dropped to just 3%, an all-time low, reflecting a broadly unattractive opportunity set (and consistent with the views of DoubleLine and FPA as well). Non-dollar currency exposure has also been significantly pared due to US dollar strength. However, Loomis believes the rout in emerging markets has been overdone, and they are selectively long currencies with attractive yields and valuations, such as the Colombian, Argentinian, and Mexican pesos. In terms of interest rate risk, the strategy is maintaining a very low US duration of roughly one year. Please see Loomis Sayles’s commentary on page 38 for more details on their outlook and positioning.

Water Island: Water Island Capital’s Arbitrage and Event-Driven strategy returned 0.66% for the period. On a sub-strategy basis, both equity and credit positions in the special situations sleeve contributed the largest positive returns. Within merger arbitrage, credit positions contributed positively while equity merger arbitrage was flat, with the NXP/Qualcomm position (discussed below) largely offsetting gains in the rest of the equity merger sleeve.

The top contributor in the portfolio for the period was an equity merger-arbitrage investment in the acquisition of Monsanto by Bayer. In September 2016, Bayer—a multinational pharmaceutical, agricultural, and life sciences company—entered into a definitive agreement to acquire Monsanto—a US life sciences firm focused on agricultural products and solutions—for $66 billion. During the second quarter of 2018, the deal received both US and EU approval and was subsequently completed, leading to positive returns for the fund.

Fund Summary	31

The top detractor in the portfolio was an equity merger-arbitrage position in Qualcomm’s acquisition of NXP Semiconductors. In October 2016, Qualcomm—a US telecommunications equipment provider—agreed to acquire NXP Semiconductors for $53 billion. As of the first quarter of 2018, the deal had received regulatory approvals from all required jurisdictions except China. Approval from Chinese authorities appeared imminent when, in the second quarter, the transaction was caught in the crossfire of the ongoing trade dispute between the United States and China. NXP’s share price fluctuated wildly on the back of both positive and negative rumors about the deal. Water Island maintained conviction that China would ultimately approve the merger, but the team reduced its exposure to trim risk in the portfolio. After quarter-end, with China still not granting regulatory approval, Qualcomm terminated the proposed acquisition.

Two major themes have recently been impacting the event-driven investing environment: the ongoing trade dispute between the United States and China, and the Department of Justice’s (DOJ) first attempt to block a vertical merger in over 40 years. The DOJ’s court case loomed over several pending deals, although AT&T ultimately emerged victorious against the DOJ and was allowed to consummate its merger with Time Warner late in the second quarter. The trade dispute continues to dominate headlines to this day, and its influence remains evident in a handful of deal spreads. These themes can largely be boiled down to one key risk that has risen to the forefront in the current climate: heightened political risk.

Despite the geopolitical uncertainties, the outlook for merger arbitrage remains favorable. Mergers and acquisitions (M&A) deal volume for the first six months of the year reached record highs and the Fed has raised interest rates twice already in 2018—and four times in the past 12 months—with further hikes likely. Combined with the return of market volatility, conditions for all three of the primary drivers of merger-arbitrage returns (deal flow, interest rates, and volatility) are favorable. On the special situations side, the firm continues to see opportunity in asset sales and spinoffs (the latter of which has a fairly robust pipeline through the end of 2018). The bulk of the current long opportunities in credit-based investments are in short duration, hard catalyst events (e.g., M&A). Softer catalysts such as stressed/distressed aren’t broadly attractive in the current market environment, but they can present opportunities on the short side.

Overall, while merger spreads remain compelling, the Water Island team found an increasing number of special situations opportunities with attractive risk/reward over the course of the second quarter, including several short opportunities. As a result, the portfolio’s strategy allocation has shifted closer to the expected longer-term mix of 50% merger arbitrage/50% special situations. Please see Water Island’s commentary on page 39 for additional details on their outlook and positioning.

Strategy Allocations

The fund’s capital is allocated according to its strategic target allocations: 25% to DoubleLine, 19% each to DCI, Loomis Sayles, and Water Island, and 18% to FPA. We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

Current Target Strategy Allocations

Source: Litman Gregory

Closing Thoughts

As we’ve noted many times, the fund is intended to be a low-risk multialternative option. Its flexible mandate allows, and in fact encourages, sub-advisors to “swing harder” when opportunities are prevalent, but the first priority is risk management. Having the patience and discipline to wait for the fat pitches is critical to success. With that in mind, and zooming out to take a big-picture view of the investment landscape, we find the fund’s performance so far this year reasonable and understandable, albeit obviously well below what we expect to see longer term.

32	Litman Gregory Funds Trust

All appears to be well for investors narrowly focused on point-to-point returns for large-cap US equities, with the Russell 1000 Index up almost 2.9% through mid-year and household name large growth companies doing even better. However, given US valuations that are still stretched by almost any measure, continued Fed monetary tightening in the later innings of the economic cycle, and the first shots fired in what could develop into a full-blown trade war, we see quite a bit of risk that could prove damaging to the “real economy” and financial assets. In the second quarter, a sharp rebound in the US dollar inflicted damage on some emerging markets, while the political situation in Italy again reminded investors of the potential fragility of the construct of the eurozone and common currency. We fully recognize that there are always risks in the world (with the worst-case scenario usually not occurring), but given the fund’s mandate and generally unattractive valuations, yields, and expected returns, we’re very comfortable with our sub-advisors’ highly selective and patient approach to investing and preserving our shareholders’ capital.

Our managers have demonstrated the willingness and ability to invest aggressively when they believe their respective opportunity sets warrant it, and as discussed above, they’re currently finding investments to make on a selective basis. There are things to do, but they require work to find and research, as well as discipline and judgment in sizing and sometimes hedging.

We are not in an environment where prudent managers feel confident in “backing up the truck” on whole asset classes or strategies. We will again get to that point sometime, which will present great opportunities to generate returns going forward (although the process is likely to be bruising for investors unprepared for the volatility). It may even happen sooner than most expect. Until then, our sub-advisors are sticking to their discipline, looking for positions offering good potential returns with acceptable risks rather than chasing returns by making high-risk bets. We believe—and our managers have demonstrated—this is the way to achieve strong risk-adjusted returns over the long haul.

AQR’s Cliff Asness said, “I used to think that being great at investing long term was about genius. Don’t get me wrong, genius is still good, but more and more I think it’s about doing something reasonable, that makes sense, and then sticking to it like grim death through the tough times.” While mindful that there is often a fine line between discipline and stubbornness, that quote resonated with us. It applies to investing generally and is certainly relevant here. We all want higher long-term returns. But in seeking to achieve them while also prudently managing risk, we will have to accept lower returns at times, frustrating as it may feel. Again, patience and discipline are critical to long-term investment success. We remain very confident in our roster of sub-advisors and portfolio construction, and believe the fund is well situated for an increasingly volatile future.

As always, we thank you for your continued trust and confidence.

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Jason Steuerwalt, Senior Research Analyst

Sub-Advisor Portfolio Composition as of June 30, 2018

(Exposures may not add up to total due to rounding.)

DCI Long-Short Credit Strategy

Bond Portfolio Top Ten Sector Long Exposures

Energy	18.9%
Consumer Discretionary	11.1%
Technology	8.7%
Media	6.8%
General	6.1%
Materials	4.6%
Investment Vehicles / REITs	4.5%
Transportation	4.2%
Consumer Non-Discretionary	3.7%
Pharmaceuticals	3.2%

CDS Portfolio Statistics:

	Long	Short
Number of Issuers	90	81
Average Credit Duration (yrs.)	4.5	4.6
Spread	152 bps	160 bps

DoubleLine Opportunistic Income Strategy

Sector Exposures

Cash	15.2%
Government	1.1%
Agency Inverse Floaters	5.1%
Agency Inverse Interest-Only	2.7%
Agency CMO	8.2%
Agency PO	2.0%
Collateralized Loan Obligations	3.1%
Commercial MBS	3.0%
ABS	5.1%
High-Yield	0.1%
Municipals	2.0%
Non-Agency Residential MBS	52.4%

TOTAL	100.0%

Fund Summary	33

FPA Contrarian Opportunity Strategy

Asset Class Exposures

US Stocks	47.1%
Foreign Stocks	25.6%
Bonds	4.5%
Other Asset-Backed	0.3%
Limited Partnerships	0.8%
Short Sales	-8.4%
Exchange Traded Funds	-4.5%
Cash	34.4%

TOTAL	100.0%

Sector Exposures

	FPA Strategy	Russell 3000 Index
Consumer Discretionary	11.0%	13.4%
Consumer Staples	1.6%	6.2%
Energy	1.8%	6.0%
Finance	20.8%	14.2%
Health Care	2.7%	13.6%
Industrials	8.4%	10.3%
Materials	3.2%	3.3%
Real Estate	0.0%	3.8%
Technology	14.0%	24.6%
Telecom	0.0%	1.7%
Utilities	0.9%	2.9%
Exchange Traded Funds	-4.5%	0.0%
Cash	34.4%	0.0%
Other	5.7%	0.0%

TOTAL	100.0%	100.0%

Loomis Sayles Absolute-Return Fixed-Income Strategy

Strategy Exposures

	Long Total	Short Total	Net Exposure
Securitized	31.0%	-0.8%	30.3%
Bank Loans	13.7%	0.0%	13.7%
Investment-Grade Corp.	15.4%	-0.4%	15.0%
Dividend Equity	8.4%	-5.2%	3.3%
High-Yield Corporate	4.9%	-1.8%	3.1%
Currency	2.2%	-0.5%	1.7%
Emerging Market	5.8%	-2.7%	3.1%
Convertibles	3.7%	0.0%	3.7%
Risk Management	0.0%	-3.0%	-3.0%
Global Credit	1.6%	0.0%	1.6%
Global Rates	103.2%	-23.5%	79.7%
Subtotal	190.0%	-37.8%	152.2%
Cash & Equivalents	9.3%	0.0%	9.3%

Water Island Arbitrage and Event-Driven Strategy

Sub-Strategy Long Exposures

	Long	Short	Net
Merger Arbitrage – Equity	50.4%	-6.7%	43.7%
Merger Arbitrage – Credit	8.9%	0%	8.9%
Total Merger-Related	59.3%	-6.7%	52.6%
Special Situations – Equity	43.0%	-37.1%	5.9%
Special Situations – Credit	9.1%	-1.6%	7.5%
Total Special Situations	52.1%	-38.7%	13.4%

Total	111.3%	-45.4%	66.0%

Geographic Exposure

	Long	Short
Americas	96.7%	-37.8%
EMEA	14.6%	-2.8%
APAC	0.0%	-4.7%

Equity Market Capitalization

	Long	Short
Small Cap (< $2 Billion)	8.0%	-2.7%
Mid Cap ($2-$10 Billion)	21.8%	-4.0%
Large Cap (> $10 Billion)	62.5%	-37.1%

* Exposure calculations include equity, credit, and swaps at full notional value.

34	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Subadvisor Commentaries

DCI, Long-Short Credit Commentary

The DCI Long-Short Credit Managed Account is down about 2.22% (net) year-to-date, with underperformance driven by negative alpha. After gaining last year, the market environment has proved more challenging to our security selection strategy in the first half of 2018 with resulting losses spread about evenly between the strategy’s CDS long/short sleeve and Bond sleeve.

By construction the strategy is always focused on asset selection—favoring firms with lower default risk (as measured by DCI’s proprietary default probability model) and improving fundamentals. Of note, so far this year, lower rated more distressed credits rallied notably and are now outperforming by multiple percentage points, which has been a drag on strategy performance. Increased dispersion in credit markets and a renewed focus on credit fundamentals increases the opportunity set for the strategy, and thus sets the stage for future performance and a strategy rebound.

Risk assets were choppy, but generally edged higher so far this year as the market digested central bank policy, positive economic and earnings prospects, and the shifting international trade landscape. The Fed appeared more hawkish as it continues to raise rates, while the ECB was more mixed as it tries to pull off a dovish exit from quantitative easing. Concerns about Italian assets re-emerged as a risk factor as that nation’s more Euro-skeptic parties struggled to put in place a government after winning elections. Global trade concerns and rising U.S. rates also buffeted risk assets and dragged down emerging market equities, particularly Chinese assets, amidst an ongoing rout in emerging market FX and bonds. Overall, high yield credit was a bright spot and it significantly outperformed investment grade.

DCI’s long/short portfolios saw steady negative alpha in the first half as the long/short asset selection continued to struggle amidst the zig-zagging market moves. In the CDS sleeve, long positions in rentals and industrials, and shorts in energy, media, and technology, contributed to the negative performance. There were some offsetting credit selection gains in consumer retail, long healthcare, and short banks, but their overall magnitude was somewhat limited. The biggest gainers were long MBIA, Bombardier, Macy’s, and Tenet Healthcare, and short JC Penney and Deutsche Bank, while the largest detractors were long Avis, Hertz, and Xerox, and short Weatherford, Sprint, and Altice. The cash bond portfolio posted small losses on the back of long positions in energy, media, transport, and consumer goods. The impact of the bond hedges was in line with expectations. The credit hedging subtracted a bit from performance as the underlying high yield bond indices climbed. Rates were a small net positive as the hedging somewhat offset the impact of higher rates on the bond portfolio.

Strategy risk, as always, is concentrated in bottom-up asset selection within a market neutral framework. From a sector perspective, portfolio positioning was mostly steady, and the portfolio continues to be underweight financials and highly-levered telecoms, against over-weights in energy and consumer durables.

DoubleLine, Opportunistic Income Commentary

We are half way through 2018 and roughly nine years into an economic recovery. While we are currently in the second longest economic recovery in terms of duration in the post-World War II era, the current expansion only ranks sixth in terms of cumulative real GDP growth. DoubleLine firmly believes we are in the late stage of the economic cycle, and we consistently monitor a variety of economic data in an effort to identify potential recessionary signals.

As of the end of June, the majority of economic indicators that DoubleLine tracks continued to indicate a healthy economy. The Conference Board Leading Economic Index (LEI) ended the month at 6.1%, the Institute for Supply Management Manufacturing Purchasing Managers Index (ISM PMI) came in at 60.2 in June, the National Federation of Independent Business (NFIB) Small Business Optimism Index is at a 34-year high and the Conference Board Consumer Confidence Index is near an 18-year high. We have seen a new all-time high in retail sales as well, while home starts continued to rise putting construction growth at its fastest pace in more than 10 years, and we are noticing the lowest level of unemployment since 1969 at 3.8%. This healthy picture of the U.S. economy gave the Federal Reserve (Fed) solace as their June meeting culminated with the decision to implement the seventh rate hike of 25 basis points (bps) since 2015. With that said, the major concerns in today’s environment consist of increasing trade war rhetoric, and the flattening of the U.S. Treasury (UST) yield curve. The 2-year to 10-year UST yield spread ended June at 33.4 bps, 45.1 bps tighter than it was February 12, 2018, which was the high point in the 2-year to 10-year spread thus far in 2018.

Much of the second quarter was dominated by headlines surrounding tariffs and trade wars, which sparked volatility in currency, Commodities and Emerging Markets (EM). The U.S. Dollar (USD) rallied in the second quarter relative to most currencies. The USD, as measured by the U.S. Dollar Index (DXY), opened the second quarter at 89.97 and closed the month of June at 94.47. A strong USD and trade concerns have proven adverse for Chinese and EM equities. DoubleLine believes the next long term move for the USD is down.

While tariff concerns had a negative impact on certain baskets of the Commodity market, particularly Agriculture and Metals, the Energy sector had a strong second quarter. WTI crude noticed a 13.64% increase in price as it opened the second quarter $64.04 and ended the quarter at $74.15. While tariff increases would likely have an adverse impact on Gross Domestic Product (GDP) and increase inflation, DoubleLine’s view is that it is still too early to determine the impact that tariffs will have on global capital markets going forward.

The 10-year and 30-year UST yields tested their resistance levels around 3.02% and 3.22% respectively in the second

Fund Summary	35

quarter, but ultimately rallied following global uncertainty, most notably in Italy. Amongst fixed income sectors, Investment Grade Corporate bonds have been one of the worst performing sectors in 2018 down 3.12%. DoubleLine continues to prefer other areas of fixed income that offer more attractive yield-to-duration profiles.

Longer term, DoubleLine believes a major concern revolves around an increasing government deficit. Historically, the Fed has cut interest rates when the deficit was expanding. Today, the Fed continues to hike rates as the deficit expands. Increasing debt levels while increasing the cost of servicing the debt could be the cause of future fiscal solvency problems. This combined with $600 billion of scheduled quantitative tightening in fiscal year 2019, the introduction of tariffs and ongoing trade wars, expected increase in inflation, rising bond yields and historically high valuations across most asset classes will likely lead to continued volatility for the remainder of 2018.

FPA, Contrarian Opportunity Commentary

Dear Shareholders:

The second-longest bull market in the United States in the last century began its tenth year in the second quarter. Without a market correction, a new record in bull market length will be set this quarter.

The FPA Contrarian Opportunity portfolio for the Litman Gregory Masters Alternative Strategies Fund declined 0.17% in the second quarter and declined 1.16% (net of management fees) in the first half of 2018. In comparison, the S&P 500 produced a 3.43% return in the second quarter, while the MSCI ACWI generated a 0.53% return. For the first half of 2018, those indices returned 2.65% and -0.43%, respectively.

Growth continued to outperform value year-to-date, hurting the portfolio’s performance relative to the broader benchmarks. The Russell 1000 Growth Index returned 7.25%, while the Russell 1000 Value Index declined 1.69% in the first half.

Portfolio Commentary

One needn’t look much further than the investments that had the greatest impact on the portfolio’s Q2 performance to drive this point home. Three of its top five contributors are considered “growth” companies—Alphabet (Google’s holding company), Facebook and Microsoft. The portfolio has held Alphabet and Microsoft for much of this decade, while Facebook is a more recent position.

The holdings that hurt Q2’s performance largely fall in the “value” category.

Q2 Winners and Losers1

Winners	Performance Contribution	Losers	Performance Contribution
Naspers/Tencent Pair	0.34%	Porsche	-0.61%
Facebook	0.28%	Arconic	-0.53%
Alphabet[2]	0.25%	Owens Illinois	-0.24%
Microsoft	0.23%	TE Connectivity	-0.21%
Kinder Morgan	0.19%	Mylan	-0.21%

	1.29%		-1.80%

The companies we own have mostly met our expectations, with some exceeding and a few disappointing. That’s always been the case, though.

Unfortunately for the portfolio’s recent performance, we have only owned some of the highest profile growth companies, Facebook, Apple, Amazon, Netflix, Google—or the FAANG stocks. Amazon (+45%), Apple (+10%), and Netflix (+106%) contributed 66% of the S&P 500’s gains in 1H 2018. Amazon’s future business model is more understandable to us than either Apple’s or Netflix’s, and we’ve written in the past that we wish we had purchased Amazon earlier this decade. But that doesn’t mean we would like to own it now, given its lofty valuation. One doesn’t remedy a miss in the strike zone by reaching for a ball high and outside on the next pitch.

In good conscience, we can only own a business whose future we believe will unfold favorably. For example, our inability to discern what Netflix will look like in ten years curbs our enthusiasm. There’s no arguing its tremendous success in almost single-handedly getting the cable video subscriber to cut the cord. Yet, its unprecedented program spending for both current and future commitments, as well as new competitors like Disney, which will shortly “repatriate” its content for its own, over-the-top platform, make the future performance of Netflix unknowable to us. Perhaps that limitation is ours alone, but a limitation it nonetheless is.

Our strategy is largely to purchase equity in undervalued businesses and high-yield and distressed corporate debt. If we have correctly assessed the opportunity, we believe our investments can deliver a better than market rate of return by virtue of a discounted valuation. The market will define some of these investments as value and others as growth. We describe them as opportunities to allocate capital to idiosyncratic investments that hopefully will allow us to deliver on our oft-repeated goal of producing an equity rate of return while avoiding a permanent impairment of capital.

Fund investors like to label their managers—you’re growth, you’re value. You invest solely in the U.S., only offshore, or maybe all over the world. You buy stocks, or you buy bonds.

[1]

Reflects the top contributors and top detractors to the portfolio’s performance based on contribution to return for the quarter. Contribution is presented gross of investment management fees, transactions costs and Fund operating expenses, which if included, would reduce the returns presented.

[2]	Multiple issues

36	Litman Gregory Funds Trust

Although we can’t invest in everything, we have a charter broad enough to invest in most publicly traded stocks and bonds. Our broad flexibility and conservative mandate means we have never been easy to label, but we always have been (and always will be) value investors. In our mind, all sensible fundamental investing is value investing, by which we mean buying a business or asset for less than what we believe it is worth under a number of reasonable scenarios.

Buying growing businesses with an adequate margin of safety is just as much a value investment as buying, say, a financial firm at a discount to tangible book value or a holding company at a discount to readily ascertainable net asset value. We’ve held all three types of investments in our portfolio over the past decade.

When analyzing businesses, we focus on the key performance indicators that we believe matter. Sometimes financial statements tell the story, and in those cases, investments typically appear “cheap” based on reported financial results. In other situations, information not in the financial statements might be most relevant, for instance, data like a company’s position on the cost curve, its subscribers/user base, its total addressable market, its customer acquisition cost, the lifetime value of a customer, or real asset marked-to-market. In these situations, our holding might appear “expensive” based on reported financial results, but not when one looks at these other factors. Our value approach is the same no matter what the ultimate driver of intrinsic value.

We suspect that balance sheet sources of value will prove a less fertile source of opportunities than in the past, given evolutionary changes in the economy and business models over the past 30 years. In the past few years, the team has spent much time building a base of knowledge in businesses that are capital light, demonstrate outstanding economics and are likely to offer substantial organic growth over the next decade. Some of these companies are too hard for us to underwrite and others trade at values that seem devoid of a margin of safety, but others, like Facebook, Expedia, JD.com and Baidu, have made it into our portfolio.

Admittedly, no bright line divides growth and value. Lacking a more robust methodology, index funds place some companies into both buckets. A company with a low price-to-earnings ratio but a high price-to-book may find some portion of its market capitalization allocated to a value index and the remainder in a growth index.

With active and passive funds building ever larger exposure to growth stocks, the lack of oxygen left in the room for value stocks has triggered some wilting in price. That, along with somewhat higher volatility, has allowed us to initiate new positions.

Last year the U.S. market posted the lowest volatility on record, but 2018 has seen bigger ups and downs.3 The S&P 500 has already declined more than 1% on four times as many trading days in 2018 than in all of last year; the MSCI ACWI, six times as many.

Percent of Days Per Year S&P 500 and MSCI ACWI Declined > 1%

Source: Bloomberg

When investors become fearful, we like to take advantage of indiscriminate selling. In the first half, that allowed us to establish eleven new long positions and exit seven. This is more portfolio movement than we’ve had in years.

The market hasn’t presented a similar opportunity in corporate bonds. Low yields and a lack of appropriate discounting of risk have kept us away.

[3]	The VIX Index

Fund Summary	37

At purchase, the corporate debt in our portfolio should offer a yield well in excess of a risk-free rate like an equivalent maturity US Treasury note. The greater our expectations of interest and principal at maturity, the lower the yield we are willing to accept, yet our minimum threshold is still generally 10%. When we think a bond has a strong possibility of restructuring, we insist on a higher yield-to-maturity at purchase, usually in the mid-teens. None of those conditions exists today, which explains our negligible exposure to high-yield bonds.

Additional Portfolio Highlights

During Q2, we added to our holding in Arconic, an aerospace and value-added manufacturer that was spun out of Alcoa in late 2016. While Arconic was widely considered a “good” business within Alcoa, it was poorly managed and spent the early part of its life after spinoff waging a wasteful proxy contest to protect a failed CEO and defective board. After a begrudging surrender to shareholder demands, Arconic spent 2017 with a caretaker CEO at the helm. The reconfigured board selected a new CEO who joined in January 2018, and we believe he’s quite capable.

Arconic underperforms its peers from a margin perspective by anywhere from 300 to 1000 basis points, not particularly surprising given its history of poor management and governance. In Q2, reduced guidance for 2018, combined with trade concerns caused by the Trump tariffs, meant Arconic put the biggest dent in the portfolio. But the stock’s decline gave us an opportunity to increase our position at a price that we believe discounts the possibility of the company improving its operating performance. We believe the company’s competitive position and market opportunity remain intact. While operational improvement will certainly take time, the combination of leading market positions and a capable management team leave us optimistic that Arconic will ultimately achieve its operating potential.

We also increased our position in AIG during the recent quarter at prices that represent 0.8 times tangible book value and roughly 11 times estimated 2018 earnings. We believe the shares represent good value based on current operations and are hopeful that new management will meaningfully improve the company’s return on equity.

Markets and Economy

In summary, the global equity and corporate debt markets trade richly by most every measure (price-to-earnings, price-to-book, market cap to GDP, bond yields, high yield OAS).4

Markets go up and down based on good and bad news, generally peaking when the news is most optimistic and finding their nadirs when the previous buyers seek safer havens and become sellers. Right now, the economy remains healthy; interest rates sit not far off their lows; inflation in most economies is benign; the world is mostly at peace, and markets have continued to grind upward—a daily validation that the future is bright if only because the recent past has been so.

We will eventually have a recession and may end up with inflation, or perhaps even deflation. Our portfolio is set up to play the middle. Our stocks and the equity markets in general will likely perform poorly in a deflationary environment, but our cash position will likely outperform equities in such an environment and provide a source of funds for investment in what could be a period of distress. If we end up with inflation, well then, our cash will likely lag but our stocks should deliver some nominal benefit. As we have said, we manage this portfolio as if you have given us all your money (although we do not suggest that is the prudent course). But if one manages your capital as if one has it all and there’s no safety net, it tends to breed prudence. Of course, there are more hardy individuals who prefer life on the high wire.

Closing

There is, of course, a price for conservatism: underperformance for a period, generally followed by a shrinking business. We are fearful of neither.

One should demand an alignment of interest between shareholder and portfolio manager, and we believe we successfully deliver that. That might be harder for a passive fund, like an index or ETF, which should invite the shareholder with a long-term buy-and-hold philosophy and the internal gumption to not head for the hills when markets turn sour—a test rarely passed amid market declines.

We believe an active value manager will likely fare better in a declining market—and hopefully scare fewer clients away and out of the market. A globally diversified value manager who invests in stocks and higher yielding corporate bonds and exhibits a willingness to hold cash should attract the independent investor less concerned about performing in line with any one index, particularly over shorter periods (and even be accepting of underperformance in the short term so long as there’s an acceptable reward eventually for such loyalty and patience).

The Crowd is rarely right, and this time is unlikely to prove the exception. When stocks do decline, they tend to fall more quickly than they rise. The good times that investors think will never end morph into bad times that investors think will never end.

Respectfully submitted,

Steven Romick

Portfolio Manager

July 23, 2018

Loomis Sayles, Absolute-Return Fixed-Income Commentary

Market Conditions

Favorable US economic gains persisted, outpacing the moderating growth of other countries. Beneficiaries included the US dollar and domestic equities. Feeling the heat of a higher dollar, emerging market indices posted negative returns.

38	Litman Gregory Funds Trust

[4]	GDP = gross domestic product. OAS = option adjusted spread.

Interest rates rose across the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum), propelled by the indications of favorable growth and expectations of higher inflation.

In general, agency mortgage-backed securities (MBS) generated positive total returns and outperformed similar-duration Treasurys (duration refers to a security’s price sensitivity to interest rate changes). Asset-backed securities (ABS) performed well, with credit cards and autos posting positive total and excess returns.

US dollar strength put downward pressure on emerging markets, particularly in the more vulnerable countries where valuations were a bit stretched relative to fundamentals. Capital flowed out of emerging markets, reflecting investor hesitation regarding allocations.

Portfolio Review

The portfolio’s positive semi-annual performance was diversified across many sectors, with the majority generated from equity investments, securitized and currency positioning. These gains more than offset losses from the portfolio’s exposure to global rates and credits.

Equities contributed to performance as stock market volatility around the world pulled back during the second quarter following spikes earlier in the year. Much of the positive impact can be attributed to positions in individual energy names amid higher oil prices. In addition, better than expected first quarter reports for some individual energy producers lifted investor sentiment and pushed their shares higher. As markets have rallied, we have remained constructive on our holdings but look to take profits and reduce risk as targets are met. We will also limit our downside through hedges.

Securitized assets, particularly our ABS and CMBS holdings, aided return during the period as fundamentals remained stable, across all sectors. As spreads tightened during the period, all asset classes posted positive returns as sentiment remained positive.

Currency positioning also boosted performance mainly due to our short Euro position. The currency performed as we expected during the period as the currency continued to see weakness against the US dollar. Currency markets focused on the slowdown in European growth, albeit from robust levels. PMIs, industrial production, and retail sales came off their highs. Concerns around Italian politics also contributed to euro weakness. Meanwhile, our valuation driven mean-reversion trades in the portfolio, namely short EUR/MXN and EUR/GBP had a muted impact as the pound and peso fell during the quarter. Political uncertainty in Mexico and moderation in economic activity in the UK weakened their respective currencies against the dollar.

The portfolio’s global rates tools, primarily through the usage of sovereign bonds, interest rate swaps (IRS), swaptions and futures, weighed on performance. Exposure to sovereign issues had the most negative impact on return. With the rise in US Treasury bond yields, the search for yield, which had brought money flows into emerging markets last year, became less attractive and outflows followed. While many of our positions were offset against currency hedges, which mitigated some of the impact, long positions in Argentinian, Mexican, Polish and South African sovereigns adversely impacted return.

Exposure to global credits also detracted from return as our positions in Argentina weakened during the period. Higher than expected inflation data combined with a declining peso continue to a drag on sentiment. The country is currently seeking funding from the International Monetary Fund as credit facility. Exposure to several Argentinian names in the banking and energy space led the negative contribution to performance.

Outlook

Tighter monetary policy exposed cracks in the foundation of synchronized global growth but the damage is not severe enough to knock the Fed off track. Escalating conflicts abroad, financial stress among a select group of sovereigns and trade war fears have dampened risk appetite over recent months. We find the Fed very likely to hike once more this year in September, but the case for a December hike has improved given consistently strong economic data and fiscal thrust in the pipeline. Financial conditions are a bit tighter and the US dollar has rallied, but not enough to sway the Fed’s forward path for short term interest rates.

Our outlook for synchronized global growth and rising global profits remains intact. Corporate debt levels continue to remain high although growth rates are trending lower. At the same time, corporate profits continue to recover from their 2016 lows and are now growing faster than debt levels. However, we expect increased volatility and concerns about trade wars and political instability around midterm elections.

Global growth has stabilized, and we expect growth differential between emerging market and developed market to widen into 2019. While inflation trends are mixed, external balance and fiscal positions are improving. The improvement in global trade has had positive implications on open economies. Additionally, commodities are expected to remain supportive for exporting countries. Meanwhile, European fundamentals remain solid and better positioned than in the US with improving balance sheets and stable margins. We remain cautious on potential releveraging but are not overly concerned as prudent outlooks continue to dominate.

Water Island Capital, Arbitrage and Event-Driven Commentary

In our 2017 year-end commentary, we reflected on a six-month period in which markets had continued to trend higher with nary a stumble, ultimately delivering one of the least volatile years in stock market history. Thus, the New Year began—unsurprisingly—with bullish sentiment amongst investors. Yet while January returns were generally positive, rising interest rates and indications of higher inflation led to levels of volatility that investors hadn’t experienced in some time. Aggressive selling by quantitative and risk parity funds helped push the CBOE Volatility Index (“VIX”) from 10 at year-end 2017 to a peak of 37 in early February 2018. At one

Fund Summary	39

point during Q1 the S&P 500 declined 10% from peak to trough, officially entering correction territory. While the markets have since recovered from the first quarter’s losses, we believe the heightened volatility is here to stay.

Amidst this atmosphere, two themes emerged which would influence returns in merger arbitrage and the broader event-driven investing space. First, concerns of a trade war erupted as the Trump administration began to take an increasingly protectionist stance and threatened tariffs against several nations, particularly China. The dispute between the US and China has spilled over to the realm of mergers and acquisitions (M&A) as investors fear regulatory bodies such as CFIUS (Committee on Foreign Investment in the United States) and MOFCOM (Ministry of Commerce of the People’s Republic of China) may be used to carry out political agendas. Second, the new regime at the US Department of Justice (DOJ) took a novel approach to US antitrust approvals, reversing decades of precedent with its lawsuit attempting to block the vertical merger of Time Warner and AT&T, the outcome of which had the potential to threaten several other planned transactions. These themes can largely be boiled down to one key risk that has risen to the forefront in the current climate: heightened political risk. In this environment, success in event-driven investing may be largely dependent on an investor’s ability to properly gauge the impact of an increasingly unpredictable administration’s actions—and any subsequent fallout from other regimes’ reactions—on each idiosyncratic corporate event.

It is this very political risk that resulted in the top detractor in the portfolio for H1 2018: our equity merger arbitrage investment in Qualcomm’s acquisition of NXP Semiconductors. In October 2016, Qualcomm—a US telecommunications equipment provider—entered into a definitive agreement to acquire NXP Semiconductors—a Dutch provider of mixed-signal semiconductor solutions—for $53 billion. As of Q1 2018, the deal had received regulatory approvals from all required jurisdictions with the exception of one: China. Approval from Chinese authorities appeared imminent when, in Q2, the transaction was caught in the crossfire of the ongoing trade dispute between the US and China, with China initially refusing to approve any transactions involving the US. Investors subsequently fled for the exits, leading to a sharp decline in NXP’s share price and driving the deal spread wider. While NXP’s share price has fluctuated wildly on the back of both good and bad rumors regarding further developments in the deal, we remain steadfast in our conviction that China will ultimately approve the merger, though we have pared our exposure in line with our risk management guidelines.

Conversely, the top contributor in the portfolio for the period was our equity merger arbitrage investment in the acquisition of Monsanto by Bayer AG. In September 2016, Bayer—a German global enterprise with core competencies in the fields of health care, agriculture and high-tech polymer materials—entered into a definitive agreement to acquire Monsanto—a US life sciences firm focused on agricultural products and solutions—for $66 billion. The combination would create the world’s largest agriculture company with leading positions in both seeds and pesticides. Given the complexity of the deal and consolidation in the overall agriculture market, it was not surprising to see this deal receive second requests from global regulators during Q1 2018 (specifically US and European regulators). During Q2 2018, the deal received both US and EU approval and was subsequently completed, leading to positive returns for the fund.

On a sub-strategy basis, both special situations and merger arbitrage generated positive returns for the period, with credit merger arbitrage and both credit and equity special situations contributing, while equity merger arbitrage was flat (with the NXP/Qualcomm situation largely offsetting gains in the rest of this sleeve).

Looking ahead, we remain optimistic despite geopolitical uncertainties. US economic growth continues apace, with unemployment at a 30-year low and consumer confidence at a 17-year high. The Trump administration’s new tax plan has created a broader set of event-driven investment opportunities, including a marked pickup in M&A deal volume. In addition, the Federal Reserve (“Fed”) has raised interest rates twice already in 2018—and four times in the past 12 months—with further hikes likely. As such, with favorable conditions for each of the three primary driving factors of merger arbitrage returns (volatility has returned; interest rates are on the rise; deal flow is healthy), we are particularly constructive on the merger arbitrage strategy. We see opportunity on the special situations side primarily in catalysts such as asset sales and spin-offs (the latter of which has a fairly robust calendar through the end of 2018). The bulk of the current opportunities in credit-based investments are in short duration, hard catalyst events (e.g. M&A). Softer catalysts such as stressed/distressed aren’t attractive in this market environment, though such situations can present opportunities for taking a short approach.

As always, our goal as event-driven investors is to deliver returns that are not correlated to the movements of broader credit and equity markets, but rather to the outcomes of specific, idiosyncratic corporate events. With numerous catalysts on the horizon, 2018 looks to be a supportive and profitable year for our strategy. Yet we maintain a healthy degree of caution. Both the equity and credit markets continue to enjoy historic bull runs, and with volatility and geopolitical uncertainty on the rise, we believe the peak will come sooner rather than later. Hence, we intend to remain disciplined in our approach, execute on our risk management process, and strive to deliver on our investment mandates.

40	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Stephen Kealhofer Paul Harrison Bin Zeng Adam Dwinells	DCI, LLC	19%	Long-Short Credit
Jeffrey Gundlach Jeffrey Sherman	DoubleLine Capital LP	25%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	18%	Contrarian Opportunity
Matt Eagan Kevin Kearns Todd Vandam	Loomis Sayles & Company, LP	19%	Absolute-Return Fixed Income
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	19%	Arbitrage and Event-Driven

Alternative Strategies Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the Litman Gregory Masters Alternative Strategies Fund from September 30, 2011 to June 30, 2018 compared with the Bloomberg Barclays U.S. Aggregate Bond Index

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	41

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited)

Shares		Value
COMMON STOCKS: 29.1%

Consumer Discretionary: 4.7%
5,759	Adient Plc	$283,285
4,108	Aptiv Plc	376,416
50,565	CBS Corp. - Class B(a)	2,842,764
17,200	Charter Communications, Inc. - Class A*	5,043,212
217,410	Comcast Corp. - Class A(a)	7,133,222
46,599	Expedia Group, Inc.	5,600,734
155,218	Federal-Mogul Holdings LLC*(b)	1,552,180
5,108	General Motors Co.	201,255
29,274	Grammer AG	2,037,323
5,960	Hilton Worldwide Holdings, Inc.	471,794
378	Home Depot, Inc. (The)	73,748
64,306	Jack in the Box, Inc.(a)	5,473,727
29,477	JD.com, Inc. - ADR*	1,148,129
10,591	Kabel Deutschland Holding AG*	1,335,648
1,991	Lear Corp.	369,948
6,824	Magna International, Inc.	396,679
2,626	McDonald’s Corp.	411,468
59,306	Naspers Ltd. - Class N	15,066,988
41,557	Nexeo Solutions, Inc. Founders Shares*(b)(c)	171,488
126,829	Porsche Automobil Holding SE - (Preference Shares)	8,080,242
118,370	Regis Corp.*	1,957,840
88,995	Sky Plc	1,716,484
83,025	Starz Acquisition LLC - Class A*(b)	2,815,818
217,383	Tribune Media Co. - Class A(a)	8,319,247
101,422	Twenty-First Century Fox, Inc. - Class A(a)	5,039,659
50,565	Viacom, Inc. - Class B(a)	1,525,040
1,966	Visteon Corp.*	254,086
3,343	Walt Disney Co. (The)	350,380
17	WLRS Fund I LLC*(b)(c)	119,803
351,355	WPP Plc	5,531,740
30,581	Wyndham Destinations, Inc.	1,353,821
150,827	Wyndham Hotels & Resorts, Inc.(a)	8,873,152

		95,927,320

Consumer Staples: 1.1%
7,235	Altria Group, Inc.	410,876
773	Costco Wholesale Corp.	161,541
1,537	Estee Lauder Cos., Inc. (The) - Class A	219,314
109,607	Hain Celestial Group, Inc. (The)*	3,266,289
103,722	Mondelez International, Inc. - Class A	4,252,602
3,874	PepsiCo, Inc.	421,762
113,743	Pinnacle Foods, Inc.	7,400,119
58,343	Procter & Gamble Co. (The)(a)	4,554,255
35,690	Unilever N.V.	1,991,451
2,121	Walmart, Inc.	181,664

		22,859,873

Energy: 0.6%
5,570	Anadarko Petroleum Corp.	408,002
15,796	Canadian Natural Resources Ltd.	570,139
2,277	Chevron Corp.	287,881
998	Diamondback Energy, Inc.	131,307
220	Dommo Energia S.A. - ADR*	8,550

Shares		Value
Energy (continued)
52,840	Encana Corp.	$689,562
1,053	Exxon Mobil Corp.	87,115
250,988	Kinder Morgan, Inc.	4,434,958
26,977	Lukoil PJSC - ADR	1,859,525
27,597	Marathon Oil Corp.	575,673
1,023	Marathon Petroleum Corp.	71,774
8,769	Patterson-UTI Energy, Inc.	157,842
12,800	PDC Energy, Inc.*	773,760
21,083	SandRidge Energy, Inc.*	374,012
799,040	Surgutneftegas OJSC - (Preference Shares)	399,839
1,181	Valero Energy Corp.	130,890
28,976	Whiting Petroleum Corp.*	1,527,615
3,888	Williams Cos., Inc. (The)	105,404

		12,593,848

Financials: 5.2%
172,821	Ally Financial, Inc.(a)	4,540,008
35,693	American Express Co.	3,497,914
215,036	American International Group, Inc.(a)	11,401,209
65,844	Aon Plc(a)	9,031,822
339,876	Bank of America Corp.(a)	9,581,104
5,637	BB&T Corp.	284,330
2,870	Chubb Ltd.	364,547
162,415	CIT Group, Inc.(a)	8,187,340
109,816	Citigroup, Inc.(a)	7,348,887
2,981	Ditech Holding Corp.*	15,561
5,069	FNF Group	190,696
57,930	Groupe Bruxelles Lambert S.A.	6,109,686
348,419	Jefferies Financial Group, Inc.(a)	7,923,048
6,475	JPMorgan Chase & Co.	674,695
69,462	LPL Financial Holdings, Inc.	4,552,540
4,841	PacWest Bancorp	239,242
2,341	PNC Financial Services Group, Inc. (The)	316,269
1,942	Prudential Financial, Inc.	181,596
222,143	Validus Holdings Ltd.(a)	15,016,867
93,040	Wells Fargo & Co.(a)	5,158,138
222,916	XL Group Ltd.(a)	12,472,150

		107,087,649

Health Care: 2.1%
56,187	Acorda Therapeutics, Inc.*	1,612,567
21,269	Aetna, Inc.	3,902,861
385,450	Air Methods Corp.*(b)	4,143,587
21,298	Akorn, Inc.*(a)	353,334
5,276	Allergan Plc	879,615
16,778	Bayer AG	1,848,475
4,757	Bristol-Myers Squibb Co.	263,252
110,785	Cotiviti Holdings, Inc.*	4,888,942
2,864	Eli Lilly & Co.	244,385
93,170	Envision Healthcare Corp.*	4,100,412
10,264	Humana, Inc.(a)	3,054,874
2,519	Johnson & Johnson	305,655
915	Laboratory Corp. of America Holdings*	164,270
4,747	Medtronic Plc	406,391
150,890	Mylan N.V.*(a)	5,453,165
206,539	NxStage Medical, Inc.*(a)	5,762,438
155,203	Paratek Pharmaceuticals, Inc.*(a)	1,583,071
21,190	Thermo Fisher Scientific, Inc.(a)	4,389,297

The accompanying notes are an integral part of these financial statements.

42	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS (CONTINUED)
Health Care (continued)
36,765	TiGenix N.V.*	$76,245
3,057	UnitedHealth Group, Inc.	750,004
2,852	Zoetis, Inc.	242,962

		44,425,802

Industrials: 2.5%
430,715	Arconic, Inc.(a)	7,326,462
1,062	Boeing Co. (The)	356,312
3,523	CSX Corp.	224,697
1,277	Deere & Co.	178,524
2,829	Delta Air Lines, Inc.	140,149
59,050	Dover Corp.(a)	4,322,460
36,810	Esterline Technologies Corp.*(b)	2,716,578
985	FedEx Corp.	223,654
2,619	Fortive Corp.	201,951
2,842	Honeywell International, Inc.	409,390
41,970	Jardine Strategic Holdings Ltd.	1,531,065
791,770	Meggitt Plc	5,154,486
302,344	Nexeo Solutions, Inc.*(b)	2,760,401
19,017	Norfolk Southern Corp.	2,869,095
789	Northrop Grumman Corp.	242,775
47,110	Rush Enterprises, Inc. - Class A*(a)	2,043,632
4,515	Sensata Technologies Holding Plc*	214,824
17,500	Sound Holding FP Luxemburg*(b)(c)	555,229
97,876	Trinity Industries, Inc.(a)	3,353,232
77,039	United Technologies Corp.(a)	9,632,186
145,992	USG Corp.*(a)	6,295,175

		50,752,277

Information Technology: 8.6%
5,092	Alphabet, Inc. - Class A*	5,749,836
5,125	Alphabet, Inc. - Class C*(a)	5,717,706
442,324	Altaba, Inc.*(a)	32,382,540
70,807	Analog Devices, Inc.(a)	6,791,808
4,227	Apple, Inc.	782,460
4,063	Automatic Data Processing, Inc.	545,011
224,766	Avaya Holdings Corp.*	4,513,301
33,362	Baidu, Inc. - ADR*	8,106,966
16,287	Broadcom, Inc.	3,951,878
47,178	CDK Global, Inc.(a)	3,068,929
85,414	Cisco Systems, Inc.(a)	3,675,365
19,012	Cypress Semiconductor Corp.	296,207
110,047	Dialog Semiconductor Plc*	1,678,235
59,868	DXC Technology Co.	4,825,960
30,425	Facebook, Inc. - Class A*(a)	5,912,186
44,061	Gemalto N.V.*	2,563,242
81,457	Microsoft Corp.(a)	8,032,475
228,279	NXP Semiconductors N.V.*	24,944,046
299,085	Oracle Corp.(a)	13,177,685
319,615	Perspecta, Inc.	6,568,088
6,419	QUALCOMM, Inc.	360,234
133,649	Synaptics, Inc.*	6,731,900
82,440	TE Connectivity Ltd.(a)	7,424,546
9,020	Teradyne, Inc.	343,391
120,795	Travelport Worldwide Ltd.(a)	2,239,539
484,215	VeriFone Systems, Inc.*(a)	11,049,786
2,853	Visa, Inc. - Class A	377,880

Shares		Value
Information Technology (continued)
207,470	Xerox Corp.(a)	$4,979,280

		176,790,480

Materials: 1.5%
18,679	Alcoa Corp.*	875,671
28,899	Ashland Global Holdings, Inc.(a)	2,259,324
103,717	Axalta Coating Systems Ltd.*(a)	3,143,662
1,428	Celanese Corp. - Series A	158,594
357,443	Cemex SAB de C.V. - ADR*	2,344,826
1,803	DowDuPont, Inc.	118,854
20,828	HeidelbergCement AG	1,753,048
5,464	Huntsman Corp.	159,549
386,727	KapStone Paper & Packaging Corp.(a)	13,342,081
83,839	LafargeHolcim Ltd.*	4,087,811
8,190	MMC Norilsk Nickel PJSC - ADR	147,666
181,110	Owens-Illinois, Inc.*(a)	3,044,459
2,393	WestRock Co.	136,449

		31,571,994

Real Estate: 2.0%
171,681	CorePoint Lodging, Inc.*(a)	4,446,538
111,880	DCT Industrial Trust, Inc.	7,465,752
259,143	DDR Corp.	4,638,660
172,376	Education Realty Trust, Inc.	7,153,604
94,084	Forest City Realty Trust, Inc. - Class A(a)	2,146,056
76,631	Hispania Activos Inmobiliarios SOCIMI S.A.	1,631,258
96,918	Macerich Co. (The)(a)	5,507,850
79,471	Spirit MTA REIT*	818,551
875,648	Spirit Realty Capital, Inc.	7,031,453

		40,839,722

Telecommunication Services: 0.2%
132,434	AT&T, Inc.	4,252,456
9,906	CenturyLink, Inc.	184,648

		4,437,104

Utilities: 0.6%
2,773	American Electric Power Co., Inc.	192,030
6,558	Exelon Corp.	279,371
2,838	NextEra Energy, Inc.	474,031
75,854	PG&E Corp.*	3,228,346
113,035	Vectren Corp.(a)	8,076,351

		12,250,129

TOTAL COMMON STOCKS (Cost $538,534,415)		599,536,198

RIGHTS/WARRANTS: 0.0%
18,364	Avaya Holdings Corp. (Expiration date 12/15/22)*(b)	68,865
4,030	Ditech Holding Corp. (Expiration date 01/31/28)*(b)	0
5,079	Ditech Holding Corp. (Expiration date 02/09/28)*(b)	0
13,685	Halcon Resources Corp. (Expiration date 09/09/20)*	5,679

TOTAL RIGHTS/WARRANTS (Cost $0)		74,544

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	43

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Shares		Value
PREFERRED STOCKS: 0.2%

Consumer Staples: 0.1%
	Bunge Ltd.
11,000	4.875%, 12/01/2165(d)	$1,188,000

Energy: 0.0%
	Chesapeake Energy Corp.
506	5.750%, 08/15/2166(d)	317,515

Financials: 0.0%
	Ditech Holding Corp.
241	0.000%, 02/09/2023(d)	171,110

Industrials: 0.1%
	Element Communication Aviation
170	12.000%, 03/16/2040(b)(c)	1,683,512

TOTAL PREFERRED STOCKS (Cost $3,507,654)		3,360,137

EXCHANGE-TRADED FUNDS: 0.4%
39,775	Consumer Staples Select Sector SPDR Fund	2,049,606
45,712	Financial Select Sector SPDR Fund	1,215,482
8,787	Invesco QQQ Trust Series 1	1,508,289
9,940	SPDR S&P 500 ETF Trust	2,696,523

TOTAL EXCHANGE-TRADED FUNDS (Cost $7,209,790)		7,469,900

Principal Amount^
ASSET-BACKED SECURITIES: 8.8%
	AASET Trust
$300,003	Series 2017-1A-A 3.967%, 05/16/2042(e)	299,848
	AASET US Ltd.
240,274	Series 2018-1A-B 5.437%, 01/16/2038(e)	241,332
	ACC Trust
229,944	Series 2018-1-A 3.700%, 12/21/2020(e)	230,069
	Accelerated Assets LLC
320,000	Series 2018-1-B 4.510%, 12/02/2033(e)	320,636
	Aergen SICB LLC
1,752,500	1.000%, 03/01/2049(b)(c)(f)	18
	AIM Aviation Finance Ltd.
887,935	Series 2015-1A-B1 5.072%, 02/15/2040(e)(g)	879,966
	AIMCO CLO
500,000	Series 2014-AA-SUB 0.000%, 07/20/2026(e)(f)	258,859
	Ajax Mortgage Loan Trust
526,629	Series 2016-B-A 4.000%, 09/25/2065(e)(g)	528,996
313,942	Series 2016-C-A 4.000%, 10/25/2057(e)(g)	315,462
135,916	Series 2017-A-A 3.470%, 04/25/2057(e)(g)	135,300

Principal Amount^		Value
$447,449	Series 2017-B-A 3.163%, 09/25/2056(e)(f)	$440,353
	Ally Auto Receivables Trust
1,430,000	Series 2017-4-A3 1.750%, 12/15/2021	1,410,980
	American Express Credit Account Master Trust
1,785,000	Series 2017-6-A 2.040%, 05/15/2023	1,749,724
800,000	Series 2017-8-A 2.193%, 05/16/2022(h) 1 mo. LIBOR + 0.120%	800,020
	American Homes 4 Rent
875,000	Series 2014-SFR2-E 6.231%, 10/17/2036(e)	965,778
600,000	Series 2014-SFR3-E 6.418%, 12/17/2036(e)	669,241
845,000	Series 2015-SFR1-E 5.639%, 04/17/2052(e)	904,357
	AmeriCredit Automobile Receivables
162,000	Series 2015-4-D 3.720%, 12/08/2021	163,323
	Apidos CLO XXI
500,000	Series 2015-21A-ER 1.000%, 07/18/2027(e)(h)(i) 3 mo. USD LIBOR + 8.250%	500,000
	Ascentium Equipment Receivables Trust
95,000	Series 2017-2A-C 2.870%, 08/10/2022(e)	93,304
	Atrium XIII
500,000	Series 13A-E 8.412%, 11/21/2030(e)(h) 3 mo. USD LIBOR + 6.050%	511,582
	BA Credit Card Trust
1,940,000	Series 2018-A1-A1 2.700%, 07/17/2023	1,928,988
	Barings CLO Ltd.
1,000,000	Series 2018-3A-E 7.820%, 07/20/2029(e)(h) 3 mo. USD LIBOR + 5.750%	1,007,415
	Bayview Opportunity Master Fund IIb Trust
458,144	Series 2018-RN5-A1 3.820%, 04/28/2033(e)(g)	458,885
	Bayview Opportunity Master Fund IIIa Trust
179,693	Series 2017-RN7-A1 3.105%, 09/28/2032(e)(g)	179,430
418,910	Series 2017-RN8-A1 3.352%, 11/28/2032(e)(g)	417,863
	Bayview Opportunity Master Fund IV Trust
435,402	Series 2018-RN2-A1 3.598%, 02/25/2033(e)(g)	434,885
	Bayview Opportunity Master Fund IVa Trust
591,945	Series 2018-RN1-A1 3.278%, 01/28/2033(e)(g)	589,117
181,217	Series 2018-RN3-A1 3.672%, 03/28/2033(e)(g)	181,356

The accompanying notes are an integral part of these financial statements.

44	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	Bayview Opportunity Master Fund IVb Trust
$282,105	Series 2017-NPL2-A1 2.981%, 10/28/2032(e)(g)	$281,316
	Blackbird Capital Aircraft Lease Securitization Ltd.
319,010	Series 2016-1A-A 4.213%, 12/16/2041(e)(g)	321,266
296,224	Series 2016-1A-B 5.682%, 12/16/2041(e)(g)	302,088
	BMW Vehicle Owner Trust
800,000	Series 2018-A-A2B 2.161%, 11/25/2020(h) 1 mo. USD LIBOR + 0.070%	799,833
	California Republic Auto Receivables Trust
520,000	Series 2018-1-D 4.330%, 04/15/2025	521,369
	Canyon Capital CLO Ltd.
1,000,000	Series 2016-1A-ER 8.098%, 07/15/2031(e)(h) 3 mo. USD LIBOR + 5.750%	1,013,130
	Canyon CLO Ltd.
500,000	Series 2018-1A-E 7.795%, 07/15/2031(e)(h) 3 mo. USD LIBOR + 5.750%	503,692
	Capital One Multi-Asset Execution Trust
1,595,000	Series 2016-A1-A1 2.523%, 02/15/2022(h) 1 mo. LIBOR + 0.450%	1,599,448
	CarMax Auto Owner Trust
894,847	Series 2017-4-A2B 2.203%, 04/15/2021(h) 1 mo. USD LIBOR + 0.130%	894,770
450,000	Series 2018-1-A2B 2.223%, 05/17/2021(h) 1 mo. USD LIBOR + 0.150%	449,903
445,000	Series 2018-2-D 3.990%, 04/15/2025	445,178
	Castlelake Aircraft Securitization Trust
270,000	Series 2018-1-B 5.300%, 06/15/2043(e)	272,250
	CCG Receivables Trust
100,000	Series 2018-1-C 3.420%, 06/16/2025(e)	98,868
	Chase Issuance Trust
705,000	Series 2016-A1-A 2.483%, 05/17/2021(h) 1 mo. LIBOR + 0.410%	706,975
955,000	Series 2018-A1-A1 2.273%, 04/17/2023(h) 1 mo. LIBOR + 0.200%	955,298
	Chesapeake Funding II LLC
180,000	Series 2017-2A-D 3.710%, 05/15/2029(e)	179,625
705,000	Series 2017-4A-A2 2.413%, 11/15/2029(e)(h) 1 mo. USD LIBOR + 0.340%	705,118

Principal Amount^		Value
$ 250,000	Series 2018-1A-C 3.570%, 04/15/2030(e)	$249,927
640,000	Series 2018-1A-D 3.920%, 04/15/2030(e)	639,859
	CIG Auto Receivables Trust
114,912	Series 2017-1A-A 2.710%, 05/15/2023(e)	114,196
	Citibank Credit Card Issuance Trust
1,470,000	Series 2017-A8-A8 1.860%, 08/08/2022	1,436,276
2,000,000	Series 2018-A1-A1 2.490%, 01/20/2023	1,975,733
	CLUB Credit Trust
187,196	Series 2017-P1-A 2.420%, 09/15/2023(e)	186,765
	Coinstar Funding LLC
4,059,000	Series 2017-1A-A2 5.216%, 04/25/2047(e)	4,124,116
	Colony American Finance Ltd.
480,000	Series 2015-1-D 5.649%, 10/15/2047(e)	490,034
230,000	Series 2016-1-C 4.638%, 06/15/2048(e)(g)	232,048
	Colony American Homes
490,000	Series 2015-1A-E 5.046%, 07/17/2032(e)(h) 1 mo. LIBOR + 3.000%	491,405
860,000	Series 2015-1A-F 5.696%, 07/17/2032(e)(h) 1 mo. LIBOR + 3.650%	863,012
	Colony Starwood Homes Trust
440,000	Series 2016-2A-E 5.423%, 12/17/2033(e)(h) 1 mo. LIBOR + 3.350%	446,741
	Cook Park CLO Ltd.
1,000,000	Series 2018-1A-E 7.748%, 04/17/2030(e)(h) 3 mo. USD LIBOR + 5.400%	1,007,102
	CPS Auto Receivables Trust
220,000	Series 2017-D-D 3.730%, 09/15/2023(e)	218,914
105,000	Series 2018-A-C 3.050%, 12/15/2023(e)	104,080
	Credit Acceptance Auto Loan Trust
775,000	Series 2018-2A-C 4.160%, 09/15/2027(e)	780,383
	CSAB Mortgage-Backed Trust
1,857,684	Series 2006-2-A6B 5.700%, 09/25/2036(g)	332,059
	Diamond Resorts Owner Trust
203,288	Series 2017-1A-C 6.070%, 10/22/2029(e)	198,862
	Discover Card Execution Note Trust
1,585,000	Series 2018-A3-A3 2.328%, 12/15/2023(h) 1 mo. LIBOR + 0.230%	1,586,034
	Dorchester Park CLO Ltd.
500,000	Series 2015-1A-ER 7.084%, 04/20/2028(e)(h) 3 mo. USD LIBOR + 5.000%	500,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	45

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	Drive Auto Receivables Trust
$975,000	Series 2018-1-D 3.810%, 05/15/2024	$974,058
	Driven Brands Funding LLC
235,000	Series 2018-1A-A2 4.739%, 04/20/2048(e)	237,037
	Dryden 55 CLO Ltd.
500,000	Series 2018-55A-F 9.241%, 04/15/2031(e)(h) 3 mo. USD LIBOR + 7.200%	481,109
	DT Auto Owner Trust
123,268	Series 2014-3A-D 4.470%, 11/15/2021(e)	123,867
366,126	Series 2015-2A-D 4.250%, 02/15/2022(e)	368,393
930,000	Series 2016-1A-D 4.660%, 12/15/2022(e)	941,803
830,000	Series 2016-2A-D 5.430%, 11/15/2022(e)	847,527
410,000	Series 2018-2A-D 4.150%, 03/15/2024(e)	410,765
	Earnest Student Loan Program LLC
13,000	Series 2016-D-R 0.010%, 01/25/2041(e)	909,039
	Fifth Third Auto Trust
327,630	Series 2017-1-A2B 2.223%, 04/15/2020(h) 1 mo. USD LIBOR + 0.150%	327,729
	Fillmore Park CLO Ltd.
500,000	Series 2018-1A-E 1.000%, 07/15/2030(e)(h)(i) 3 mo. USD LIBOR + 5.400%	500,000
	Five Guys Holdings, Inc.
343,275	Series 2017-1A-A2 4.600%, 07/25/2047(e)	346,295
	Flagship Credit Auto Trust
300,000	Series 2016-3-E 6.250%, 10/15/2023(e)	308,759
	Ford Credit Auto Owner Trust
1,379,460	Series 2017-C-A2B 2.193%, 09/15/2020(h) 1 mo. USD LIBOR + 0.120%	1,381,608
	GCAT LLC
414,838	Series 2017-2-A1 3.500%, 04/25/2047(e)(g)	412,490
155,639	Series 2017-3-A1 3.352%, 04/25/2047(e)(g)	155,135
381,756	Series 2018-1-A1 3.844%, 06/25/2048(e)(g)	382,452
815,000	Series 2018-2-A1 4.090%, 06/26/2023(e)(g)	815,000
	Global Container Assets 2014 Holdings Ltd.
742,786	Series 2014-1-C 6.000%, 01/05/2030(b)(c)(e)	558,947
300,802	Series 2014-1-D 7.500%, 01/05/2030(b)(c)(e)	119,569
1,185,000	Series 2014-1-E 0.000%, 01/05/2030(b)(c)(e)	0

Principal Amount^		Value
	Global Container Assets Ltd.
$ 223,308	Series 2015-1A-B 4.500%, 02/05/2030(b)(e)	$212,448
	GM Financial Consumer Automobile Receivables Trust
2,440,000	Series 2018-1-A2B 2.175%, 01/19/2021(h) 1 mo. USD LIBOR + 0.090%	2,438,762
	GSAA Home Equity Trust
722,615	Series 2006-10-AF5 6.448%, 06/25/2036(g)	358,966
	Harbour Aircraft Investments Ltd.
1,512,406	Series 2017-1-C 8.000%, 11/15/2037	1,534,329
	Harley Marine Financing LLC
997,500	Series 2018-1A-A2 5.682%, 05/15/2043(e)	1,012,832
	Hertz Vehicle Financing LLC
365,000	Series 2017-2A-A 3.290%, 10/25/2023(e)	357,898
	Home Partners of America Trust
340,000	Series 2016-2-E 5.865%, 10/17/2033(e)(h) 1 mo. LIBOR + 3.780%	342,654
580,000	Series 2016-2-F 6.785%, 10/17/2033(e)(h) 1 mo. LIBOR + 4.700%	589,548
	Honda Auto Receivables Owner Trust
440,000	Series 2017-3-A3 1.790%, 09/20/2021	433,098
1,675,000	Series 2018-1I-A3 2.600%, 02/15/2022	1,666,891
	InSite Issuer LLC
3,500,000	Series 2016-1A-C 6.414%, 11/15/2046(e)	3,493,401
	Invitation Homes Trust
485,000	Series 2015-SFR3-E 5.823%, 08/17/2032(e)(h) 1 mo. LIBOR + 3.750%	486,119
150,000	Series 2018-SFR1-E 4.085%, 03/17/2037(e)(h) 1 mo. LIBOR + 2.000%	150,727
915,000	Series 2018-SFR2-E 4.073%, 06/17/2037(e)(h) 1 mo. LIBOR + 2.000%	919,625
	JP Morgan Mortgage Acquisition Trust
1,000,000	Series 2007-CH1-AF5 4.943%, 11/25/2036(g)	984,666
	Labrador Aviation Finance Ltd.
6,380,208	Series 2016-1A-B1 5.682%, 01/15/2042(e)	6,275,260
	LCM 26 Ltd.
500,000	Series 26A-E 7.226%, 01/20/2031(e)(h) 3 mo. USD LIBOR + 5.300%	503,683
	Lehman XS Trust
3,000,000	Series 2005-6-3A3A 5.760%, 11/25/2035(g)	2,158,721
1,011,318	Series 2006-8-3A3 4.884%, 06/25/2036(g)	1,086,779

The accompanying notes are an integral part of these financial statements.

46	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	Master Asset-Backed Securities Trust
$ 12,360,753	Series 2006-NC3-A3 2.191%, 10/25/2036(h) 1 mo. USD LIBOR + 0.100%	$8,117,056
	Mosaic Solar Loans LLC
2,200,000	Series 2017-2A-B 4.770%, 09/20/2042(e)	2,205,432
	Motor Plc
835,000	Series 2017-1A-A1 2.621%, 09/25/2024(e)(h) 1 mo. USD LIBOR + 0.530%	836,161
	Nationstar HECM Loan Trust
3,200,000	Series 2018-1A-M4 4.705%, 02/25/2028(e)(f)	3,203,984
	Neuberger Berman CLO XVI-S Ltd.
500,000	Series 2017-16SA-E 7.748%, 01/15/2028(e)(h) 3 mo. USD LIBOR + 5.400%	498,455
	Neuberger Berman CLO XXIII Ltd.
1,000,000	Series 2016-23A-E 8.933%, 10/17/2027(e)(h) 3 mo. USD LIBOR + 6.580%	1,018,237
	Neuberger Berman Loan Advisers CLO 26
1,000,000	Series 2017-26A-INC 0.000%, 10/18/2030(e)(f)	850,000
	NextGear Floorplan Master Owner Trust
710,000	Series 2016-1A-A1 3.773%, 04/15/2021(e)(h) 1 mo. LIBOR + 1.700%	717,725
1,940,000	Series 2017-1A-A1 2.923%, 04/18/2022(e)(h) 1 mo. LIBOR + 0.850%	1,952,234
220,000	Series 2017-2A-A1 2.753%, 10/17/2022(e)(h) 1 mo. LIBOR + 0.680%	221,262
845,000	Series 2018-1A-A1 2.713%, 02/15/2023(e)(h) 1 mo. LIBOR + 0.640%	846,854
	Nissan Auto Lease Trust
1,052,426	Series 2017-B-A2B 2.283%, 12/16/2019(h) 1 mo. USD LIBOR + 0.210%	1,052,657
	Nissan Auto Receivables Owner Trust
752,705	Series 2017-B-A2B 2.173%, 05/15/2020(h) 1 mo. USD LIBOR + 0.100%	752,753
1,395,000	Series 2017-C-A2B 2.143%, 10/15/2020(h) 1 mo. USD LIBOR + 0.070%	1,395,115
1,060,000	Series 2018-A-A3 2.650%, 05/16/2022	1,054,783
	NRZ Excess Spread-Collateralized Notes
2,723,609	Series 2018-PLS2-D 4.593%, 02/25/2023(e)	2,711,246

Principal Amount^		Value
	Oak Hill Advisors Residential Loan Trust
$ 332,227	Series 2017-NPL1-A1 3.000%, 06/25/2057(e)(g)	$329,966
769,337	Series 2017-NPL2-A1 3.000%, 07/25/2057(e)(g)	763,628
415,000	Series 2017-NPL2-A2 4.875%, 07/25/2057(e)(g)	412,767
	Octagon Investment Partners 26 Ltd.
1,000,000	Series 2016-1A-FR 10.137%, 07/15/2030(e)(h) 3 mo. USD LIBOR + 8.090%	1,009,977
	Octagon Investment Partners XVI Ltd.
1,000,000	Series 2013-1A-ER 1.000%, 07/17/2030(e)(h)(i) 3 mo. USD LIBOR + 5.750%	1,000,000
	Octagon Investment Partners XXI Ltd.
1,000,000	Series 2014-1A-C 6.005%, 11/14/2026(e)(h) 3 mo. USD LIBOR + 3.650%	1,005,325
1,000,000	Series 2014-1A-D 8.955%, 11/14/2026(e)(h) 3 mo. USD LIBOR + 6.600%	1,014,151
	OneMain Financial Issuance Trust
1,120,000	Series 2014-2A-D 5.310%, 09/18/2024(e)	1,130,628
1,185,000	Series 2015-2A-D 5.640%, 07/18/2025(e)	1,198,355
675,000	Series 2015-3A-B 4.160%, 11/20/2028(e)	682,717
1,000,000	Series 2016-1A-C 6.000%, 02/20/2029(e)	1,026,521
	Ows Structured Asset Trust
110,804	Series 2016-NPL1-A1 3.750%, 07/25/2056(e)(g)	111,688
	Park Place Securities, Inc.
8,000,000	Series 2005-WHQ1-M5 3.216%, 03/25/2035(h) 1 mo. USD LIBOR + 1.125%	8,047,025
	PNMAC FMSR Issuer Trust
7,300,000	Series 2018-FT1-A 4.441%, 04/25/2023(e)(h) 3 mo. USD LIBOR + 2.350%	7,325,097
	Preston Ridge Partners Mortgage LLC
970,060	Series 2017-2A-A1 3.470%, 09/25/2022(e)(g)	966,733
315,000	Series 2017-2A-A2 5.000%, 09/25/2022(e)(g)	313,294
371,101	Series 2017-3A-A1 3.470%, 11/25/2022(e)(f)	370,448
120,000	Series 2017-3A-A2 5.000%, 11/25/2022(e)(f)	117,754
275,000	Series 2018-1A-A2 5.000%, 04/25/2023(e)(f)	271,589
	RCO Mortgage LLC
800,013	Series 2017-1-A1 3.375%, 08/25/2022(e)(g)	797,609
	Rise Ltd.
280,250	Series 2014-1-A 4.750%, 02/15/2039(f)	276,046

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	47

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	RMAT L.P.
$ 684,427	Series 2018-NPL1-A1 4.090%, 05/25/2048(e)(g)	$685,609
	S-Jets Ltd.
561,944	Series 2017-1-A 3.967%, 08/15/2042(e)	561,217
	Santander Drive Auto Receivables Trust
1,120,000	Series 2018-2-D 3.880%, 02/15/2024	1,116,192
975,000	Series 2018-3-D 4.070%, 08/15/2024	977,416
	Santander Retail Auto Lease Trust
1,353,370	Series 2017-A-A2B 2.354%, 03/20/2020(e)(h) 1 mo. USD LIBOR + 0.270%	1,353,555
	Sapphire Aviation Finance I Ltd.
979,167	Series 2018-1A-B 5.926%, 03/15/2040(e)	993,064
	SCF Equipment Leasing LLC
1,135,000	Series 2018-1A-C 4.210%, 04/20/2027(e)	1,142,718
	Shenton Aircraft Investment I Ltd.
698,290	Series 2015-1A-A 4.750%, 10/15/2042(e)	710,865
	Sierra Timeshare Receivables Funding LLC
97,320	Series 2013-3A-A 2.200%, 10/20/2030(e)	97,197
	SLM Private Credit Student Loan Trust
433,000	Series 2003-A-A3 4.290%, 06/15/2032(c)(h) 28 day ARS	432,870
1,204,000	Series 2003-B-A3 4.300%, 03/15/2033(c)(h) 28 day ARS	1,203,639
100,000	Series 2003-B-A4 4.270%, 03/15/2033(h) 28 day ARS	99,970
	SMB Private Education Loan Trust
365,000	Series 2017-B-A2B 2.823%, 10/15/2035(e)(h) 1 mo. USD LIBOR + 0.750%	366,521
	SoFi Consumer Loan Program Trust
620,000	Series 2018-2-A2 3.350%, 04/26/2027(e)	621,542
435,000	Series 2018-2-B 3.790%, 04/26/2027(e)	433,941
	SoFi Professional Loan Program LLC
24,455	Series 2014-B-A1 3.341%, 08/25/2032(e)(h) 1 mo. USD LIBOR + 1.250%	24,716
422,014	Series 2016-A-B 3.570%, 01/26/2038(e)	413,204
133,000	Series 2017-F-R1 0.010%, 01/25/2041(e)	8,246,858

Principal Amount^		Value
	Soundview Home Loan Trust
$ 7,071,779	Series 2007-OPT3-2A3 2.271%, 08/25/2037(h) 1 mo. USD LIBOR + 0.180%	$6,910,486
	Sprite Ltd.
875,117	Series 2017-1-B 5.750%, 12/15/2037(e)	874,033
	Stanwich Mortgage Loan Trust
942,651	Series 2018-NPB1-A1 4.016%, 05/16/2023(e)(g)	945,211
	Stewart Park CLO Ltd.
500,000	Series 2015-1A-ER 7.628%, 01/15/2030(e)(h) 3 mo. USD LIBOR + 5.280%	503,034
	Sunset Mortgage Loan Co. LLC
63,442	Series 2015-NPL1-A 4.459%, 09/18/2045(e)(g)	63,670
	Terwin Mortgage Trust
1,100,431	Series 2006-3-2A2 2.301%, 04/25/2037(e)(h) 1 mo. USD LIBOR + 0.210%	1,085,886
	THL Credit Wind River CLO Ltd.
2,000,000	Series 2014-2A-INC 0.000%, 01/15/2031(e)(f)	1,024,540
	Thunderbolt Aircraft Lease Ltd.
862,649	Series 2017-A-B 5.750%, 05/17/2032(e)(g)	873,222
	Tidewater Auto Receivables Trust
110,000	Series 2018-AA-D 4.300%, 11/15/2024(e)	110,056
	Tidewater Sales Finance Master Trust
565,000	Series 2017-AA-A 4.550%, 04/15/2021(b)(e)	564,807
	Toyota Auto Receivables Owner Trust
1,175,889	Series 2017-C-A2B 2.153%, 07/15/2020(h) 1 mo. USD LIBOR + 0.080%	1,175,751
1,575,000	Series 2017-D-A2B 2.123%, 08/17/2020(h) 1 mo. USD LIBOR + 0.050%	1,574,394
3,230,000	Series 2018-A-A2B 2.143%, 10/15/2020(h) 1 mo. USD LIBOR + 0.070%	3,230,390
	Verizon Owner Trust
620,000	Series 2017-3A-A1B 2.354%, 04/20/2022(e)(h) 1 mo. USD LIBOR + 0.270%	621,019
745,000	Series 2018-1A-A1B 2.344%, 09/20/2022(e)(h) 1 mo. USD LIBOR + 0.260%	745,505
	Veros Automobile Receivables Trust
220,472	Series 2017-1-A 2.840%, 04/17/2023(e)	219,608
	Volkswagen Auto Loan Enhanced Trust
1,000,000	Series 2018-1-A2B 2.285%, 07/20/2021(h) 3 mo. USD LIBOR + 0.180%	1,000,178
	VOLT LIV LLC
74,573	Series 2017-NPL1-A1 3.500%, 02/25/2047(e)(g)	74,752

The accompanying notes are an integral part of these financial statements.

48	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	VOLT LIV LLC (Continued)
$ 865,000	Series 2017-NPL1-A2 5.875%, 02/25/2047(e)(g)	$864,584
	VOLT LV LLC
532,593	Series 2017-NPL2-A1 3.500%, 03/25/2047(e)(g)	532,101
	VOLT LVI LLC
519,051	Series 2017-NPL3-A1 3.500%, 03/25/2047(e)(g)	519,137
760,000	Series 2017-NPL3-A2 5.875%, 03/25/2047(e)(g)	760,475
	VOLT LXI LLC
124,897	Series 2017-NPL8-A1 3.125%, 06/25/2047(e)(g)	124,338
	VOLT LXIII LLC
256,312	Series 2017-NP10-A1 3.000%, 10/25/2047(e)(g)	254,292
	VOLT XL LLC
295,000	Series 2015-NP14-A2 4.875%, 11/27/2045(e)(g)	296,205
	Voya CLO Ltd.
500,000	Series 2018-2A-E 7.624%, 07/15/2031(e)(h) 3 mo. USD LIBOR + 5.250%	500,000
	WAVE Trust
339,061	Series 2017-1A-B 5.682%, 11/15/2042(e)	344,149
	Webster Park CLO Ltd.
1,000,000	Series 2015-1A-DR 1.000%, 07/20/2030(e)(h)(i) 3 mo. USD LIBOR + 5.500%	1,000,000
	Westlake Automobile Receivables Trust
205,000	Series 2017-1A-D 3.460%, 10/17/2022(e)	205,070
245,000	Series 2018-1A-D 3.410%, 05/15/2023(e)	243,647
565,000	Series 2018-2A-D 4.000%, 01/16/2024(e)	567,346

TOTAL ASSET-BACKED SECURITIES (Cost $180,749,257)		181,147,001

BANK LOANS: 2.8% (h)
	1011778 B.C. Unlimited Liability Co.
123,434	4.344%, 02/16/2024 1 mo. LIBOR + 2.250%	123,068
	AES Corp.
1,113,413	4.069%, 05/31/2022 3 mo. LIBOR + 1.750%	1,110,457
	Almonde, Inc.
979,371	5.807%, 06/13/2024 3 mo. LIBOR + 3.500%	963,525
	Altice US Finance I Corp.
612,505	4.344%, 07/28/2025 1 mo. LIBOR + 2.250%	609,063
	American Builders & Contractors Supply Co., Inc.
972,538	0.000%, 10/31/2023(j)	966,070

Principal Amount^		Value
	Amneal Pharmaceuticals LLC
$ 979,774	5.625%, 05/04/2025 3 mo. LIBOR + 3.500%	$979,470
	Aramark Services, Inc.
568,575	4.084%, 03/11/2025 3 mo. LIBOR + 1.750%	568,754
	Asurion LLC
975,939	0.000%, 11/03/2023(j)	973,500
	Atkore International, Inc.
130,345	5.090%, 12/22/2023 3 mo. LIBOR + 2.750%	130,329
	Axalta Coating Systems US Holdings, Inc.
633,604	4.084%, 06/01/2024 3 mo. LIBOR + 1.750%	631,279
	BBB Industries US Holdings, Inc.
675,000	0.000%, 06/26/2025(j)	671,625
	BCP Raptor LLC
613,800	6.421%, 06/24/2024 2 mo. LIBOR + 4.250%	601,524
	Belron S.A.
199,000	4.863%, 11/07/2024 3 mo. LIBOR + 2.500%	199,000
	BWAY Holding Co.
1,054,350	5.587%, 04/03/2024 3 mo. LIBOR + 3.250%	1,050,069
	California Resources Corp.
442,000	6.838%, 12/31/2022 1 mo. LIBOR + 4.750%	450,979
	Camelot UK Holdco Ltd.
422,151	5.344%, 10/03/2023 1 mo. LIBOR + 3.250%	421,465
	Cavium, Inc.
203,486	4.344%, 08/16/2022 1 mo. LIBOR + 2.250%	203,359
	CBS Radio, Inc.
965,528	4.838%, 11/17/2024 1 mo. LIBOR + 2.750%	954,424
	Change Healthcare Holdings, Inc.
644,434	4.844%, 03/01/2024 1 mo. LIBOR + 2.750%	643,022
	Consolidated Communications, Inc.
341,978	5.100%, 10/04/2023 1 mo. LIBOR + 3.000%	337,598
	Consolidated Energy Finance S.A.
1,170,000	4.525%, 05/07/2025 1 mo. LIBOR + 2.500%	1,164,150
	Coty, Inc.
970,000	4.280%, 04/07/2025 1 mo. LIBOR + 2.250%	949,387
	Crown Holdings, Inc.
75,000	4.312%, 01/29/2025 3 mo. LIBOR + 2.000%	75,156
	CSC Holdings LLC
949,307	4.323%, 07/17/2025 1 mo. LIBOR + 2.250%	944,461
	Dell, Inc.
804,375	3.850%, 09/07/2021 1 mo. LIBOR + 1.750%	802,264
	Ditech Holding Corp.
180,485	8.094%, 06/30/2022 1 mo. LIBOR + 6.000%	173,754

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	49

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
BANK LOANS (CONTINUED)
	Donnelley Financial Solutions, Inc.
$ 177,286	4.981%, 10/02/2023 1 week LIBOR + 3.000%	$177,618
	Energizer Holdings, Inc.
130,000	0.000%, 06/30/2025(j)	130,163
	Engility Corp.
340,838	4.844%, 08/12/2023 1 mo. LIBOR + 2.750%	340,811
	Engineered Machinery Holdings, Inc.
277,560	5.584%, 07/19/2024 3 mo. LIBOR + 3.250%	276,694
	First Data Corp.
963,302	4.091%, 07/08/2022 1 mo. LIBOR + 2.000%	960,292
	GA Retail, Inc.
2,627,551	0.000%, 09/28/2018(b)(c)	2,627,551
	Gavilan Resources LLC
790,000	8.085%, 03/01/2024 1 mo. LIBOR + 6.000%	779,635
	GFL Environmental, Inc.
327,581	5.084%, 05/30/2025 3 mo. LIBOR + 2.750%	325,943
	GrafTech Finance, Inc.
978,000	5.505%, 02/12/2025 1 mo. LIBOR + 3.500%	974,337
	GTT Communications, Inc.
796,508	4.875%, 05/31/2025 3 mo. LIBOR + 2.750%	786,305
	Hanesbrands, Inc.
308,450	3.844%, 12/15/2024 1 mo. LIBOR + 1.750%	308,644
	Harbor Freight Tools USA, Inc.
369,346	4.594%, 08/18/2023 1 mo. LIBOR + 2.500%	368,116
	HD Supply, Inc.
448,201	4.594%, 10/17/2023 1 mo. LIBOR + 2.500%	450,330
	Hub International Ltd.
580,000	5.360%, 04/25/2025 2 mo. LIBOR + 3.000%	577,164
	Hyperion Insurance Group Ltd.
380,393	5.625%, 12/20/2024 1 mo. LIBOR + 3.500%	381,534
	IQVIA, Inc.
945,000	4.084%, 06/07/2025 3 mo. LIBOR + 1.750%	937,912
	IRB Holding Corp.
329,175	5.266%, 02/05/2025 1 mo. LIBOR + 3.250%	330,135
	Iron Mountain, Inc.
967,575	3.844%, 01/02/2026 1 mo. LIBOR + 1.750%	951,044
	JBS USA LLC/JBS USA Finance, Inc.
1,264,557	4.835%, 10/30/2022 3 mo. LIBOR + 2.500%	1,256,653
	Lamar Media Corp.
179,550	3.875%, 03/14/2025 1 mo. LIBOR + 1.750%	179,737

Principal Amount^		Value
	MA FinanceCo. LLC
$ 94,539	4.844%, 06/21/2024 1 mo. LIBOR + 2.750%	$94,332
	McAfee LLC
1,137,246	6.594%, 09/30/2024 1 mo. LIBOR + 4.500%	1,144,763
	Meredith Corp.
309,225	5.094%, 01/31/2025 1 mo. LIBOR + 3.000%	309,539
	Microchip Technology, Inc.
490,000	4.100%, 05/29/2025 1 mo. LIBOR + 2.000%	490,103
	Murray Energy Corp.
797,900	11.090%, 02/12/2021(b) 3 mo. LIBOR + 9.000%	797,900
	NCI Building Systems, Inc.
174,563	4.094%, 02/07/2025 1 mo. LIBOR + 2.000%	174,180
	NeuStar, Inc.
461,513	5.594%, 08/08/2024 1 mo. LIBOR + 3.500%	462,618
	ON Assignment, Inc.
181,910	4.094%, 04/02/2025 1 mo. LIBOR + 2.000%	181,854
	Plantronics, Inc.
971,005	0.000%, 05/30/2025(j)	970,553
	Plaskolite, Inc.
510,000	5.594%, 11/03/2022 1 mo. LIBOR + 3.500%	509,363
	Plastipak Packaging, Inc.
133,989	4.600%, 10/14/2024 1 mo. LIBOR + 2.500%	133,487
	Post Holdings, Inc.
962,564	4.100%, 05/24/2024 1 mo. LIBOR + 2.000%	958,213
	Presidio, Inc.
936,739	5.054%, 02/02/2024 3 mo. LIBOR + 2.750%	937,133
	Quikrete Holdings, Inc.
649,038	4.844%, 11/15/2023 1 mo. LIBOR + 2.750%	647,143
	Quintiles IMS, Inc.
307,675	4.334%, 01/17/2025 3 mo. LIBOR + 2.000%	307,386
	Rackspace Hosting, Inc.
974,744	5.363%, 11/03/2023 3 mo. LIBOR + 3.000%	963,978
	Radiate Holdco LLC
1,145,708	5.094%, 02/01/2024 1 mo. LIBOR + 3.000%	1,130,579
	Reece Ltd.
968,797	0.000%, 05/30/2025(j)	966,375
	Seattle Spinco, Inc.
638,444	4.844%, 06/21/2024 1 mo. LIBOR + 2.750%	637,049
	Sedgwick, Inc.
847,792	4.844%, 03/01/2021 1 mo. LIBOR + 2.750%	844,346
	Sprint Communications, Inc.
908,500	4.625%, 02/02/2024 1 mo. LIBOR + 2.500%	905,661

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
BANK LOANS (CONTINUED)
	SS&C Technologies Holdings Europe S.A.R.L.
$ 82,902	4.594%, 04/16/2025 1 mo. LIBOR + 2.500%	$83,022
	SS&C Technologies, Inc.
219,135	4.594%, 04/16/2025 1 mo. LIBOR + 2.500%	219,454
	Surgery Center Holdings, Inc.
385,622	5.350%, 09/02/2024 2 mo. LIBOR + 3.250%	385,179
	Telenet Financing USD LLC
540,000	4.323%, 08/17/2026 1 mo. LIBOR + 2.250%	535,780
	Trans Union LLC
260,000	0.000%, 06/08/2025(j)	259,513
	TransDigm, Inc.
665,657	4.594%, 06/09/2023 1 mo. LIBOR + 2.500%	662,578
143,554	4.594%, 08/22/2024 1 mo. LIBOR + 2.500%	142,717
227,270	4.594%, 05/30/2025 1 mo. LIBOR + 2.500%	225,832
	Truck Hero, Inc.
980,186	5.838%, 04/21/2024 1 mo. LIBOR + 3.750%	981,411
	U.S. Silica Co.
972,563	6.125%, 05/01/2025 1 mo. LIBOR + 4.000%	973,778
	Uber Technologies
1,117,253	5.547%, 07/13/2023 1 mo. LIBOR + 3.500%	1,120,516
565,000	6.001%, 04/04/2025 1 mo. LIBOR + 4.000%	567,706
	Unitymedia Finance LLC
1,130,000	4.323%, 09/30/2025 1 mo. LIBOR + 2.250%	1,123,559
	Unitymedia Hessen GmbH & Co. KG
530,000	4.073%, 06/01/2023 1 mo. LIBOR + 2.000%	527,183
	UPC Financing Partnership
439,474	4.573%, 01/15/2026 1 mo. LIBOR + 2.500%	435,110
	USI, Inc.
1,094,122	5.334%, 05/16/2024 3 mo. LIBOR + 3.000%	1,089,062
	USS Ultimate Holdings, Inc.
54,588	5.844%, 08/25/2024 1 mo. LIBOR + 3.750%	54,741
	UTZ Quality Foods LLC
374,063	5.591%, 11/21/2024 1 mo. LIBOR + 3.500%	376,051
	Virgin Media Bristol LLC
770,000	4.573%, 01/15/2026 1 mo. LIBOR + 2.500%	765,430
	Vistra Energy Corp.
904,375	4.067%, 12/31/2025 1 mo. LIBOR + 2.000%	899,789

Principal Amount^		Value
	WR Grace & Co.
$ 231,633	4.084%, 04/03/2025 3 mo. LIBOR + 1.750%	$231,294
397,085	4.084%, 04/03/2025 3 mo. LIBOR + 1.750%	396,505
	Wyndham Hotels & Resorts, Inc.
270,000	3.726%, 05/30/2025 1 mo. LIBOR + 1.750%	269,916
	Ziggo Secured Finance Partnership
1,266,371	4.573%, 04/15/2025 1 mo. LIBOR + 2.500%	1,254,436

TOTAL BANK LOANS (Cost $56,990,065)		56,965,487

CONVERTIBLE BONDS: 0.8%

Communications: 0.2%
	DISH Network Corp.
1,480,000	2.375%, 03/15/2024	1,308,850
1,360,000	3.375%, 08/15/2026	1,320,691
	Finisar Corp.
1,075,000	0.500%, 12/15/2036	978,411
	GCI Liberty, Inc.
380,000	1.750%, 09/30/2046(e)	392,900
	Liberty Media Corp.
160,000	2.250%, 09/30/2046	84,435

		4,085,287

Consumer, Cyclical: 0.0%
	Navistar International Corp.
302,000	4.500%, 10/15/2018	304,147
237,000	4.750%, 04/15/2019	244,840

		548,987

Consumer, Non-cyclical: 0.3%
	BioMarin Pharmaceutical, Inc.
285,000	1.500%, 10/15/2020	339,043
2,445,000	0.599%, 08/01/2024	2,476,052
	Flexion Therapeutics, Inc.
195,000	3.375%, 05/01/2024	238,694
	Horizon Pharma Investment Ltd.
465,000	2.500%, 03/15/2022	446,775
	Insulet Corp.
60,000	1.375%, 11/15/2024(e)	67,546
	Intercept Pharmaceuticals, Inc.
590,000	3.250%, 07/01/2023	519,523
	Ionis Pharmaceuticals, Inc.
825,000	1.000%, 11/15/2021	812,588
	Macquarie Infrastructure Corp.
165,000	2.000%, 10/01/2023	146,745

		5,046,966

Diversified: 0.0%
	RWT Holdings, Inc.
130,000	5.625%, 11/15/2019	132,000

Energy: 0.1%
	Chesapeake Energy Corp.
440,000	5.500%, 09/15/2026	448,265
	Nabors Industries, Inc.
615,000	0.750%, 01/15/2024	485,807
	SM Energy Co.
140,000	1.500%, 07/01/2021	144,927

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
CONVERTIBLE BONDS (CONTINUED)
Energy (continued)
	Whiting Petroleum Corp.
$ 230,000	1.250%, 04/01/2020	$220,094

		1,299,093

Financial: 0.1%
	Hercules Capital, Inc.
40,000	4.375%, 02/01/2022	39,941
	iStar, Inc.
1,010,000	3.125%, 09/15/2022(e)	984,663

		1,024,604

Industrial: 0.1%
	Greenbrier Cos., Inc. (The)
430,000	2.875%, 02/01/2024	496,970
	Hornbeck Offshore Services, Inc.
2,500,000	1.500%, 09/01/2019	2,137,500
	Tutor Perini Corp.
305,000	2.875%, 06/15/2021	306,212

		2,940,682

Technology: 0.0%
	Rovi Corp.
225,000	0.500%, 03/01/2020	214,185
	Verint Systems, Inc.
370,000	1.500%, 06/01/2021	364,984

		579,169

TOTAL CONVERTIBLE BONDS (Cost $15,790,090)		15,656,788

CORPORATE BONDS: 24.0%

Basic Materials: 1.1%
	Ashland LLC
3,035,000	4.750%, 08/15/2022	3,060,737
	Celulosa Arauco y Constitucion S.A.
615,000	5.500%, 11/02/2047	600,708
	Fibria Overseas Finance Ltd.
720,000	4.000%, 01/14/2025	665,910
	Gerdau Trade, Inc.
1,855,000	4.875%, 10/24/2027(e)	1,723,202
	Glencore Finance Canada Ltd.
200,000	4.250%, 10/25/2022(e)	202,457
	Glencore Funding LLC
100,000	2.875%, 04/16/2020(e)	98,977
	Hexion, Inc.
1,700,000	6.625%, 04/15/2020	1,596,130
	Kaiser Aluminum Corp.
2,146,000	5.875%, 05/15/2024	2,194,285
	Mercer International, Inc.
1,000,000	5.500%, 01/15/2026(e)	972,500
	Mexichem SAB de C.V.
400,000	4.000%, 10/04/2027(e)	367,000
	Platform Specialty Products Corp.
3,977,000	6.500%, 02/01/2022(e)	4,056,540
	PolyOne Corp.
3,346,000	5.250%, 03/15/2023	3,421,285
	Resolute Forest Products, Inc.
2,000,000	5.875%, 05/15/2023	2,032,500

Principal Amount^		Value
Basic Materials (continued)
	Suzano Austria GmbH
$ 550,000	5.750%, 07/14/2026(e)	$557,755
	Vale Overseas Ltd.
630,000	6.250%, 08/10/2026	683,865
	Versum Materials, Inc.
235,000	5.500%, 09/30/2024(e)	238,854

		22,472,705

Communications: 2.7%
	Charter Communications Operating LLC/Charter Communications Operating Capital
655,000	4.500%, 02/01/2024	655,155
	Clear Channel Worldwide Holdings, Inc.
4,740,000	7.625%, 03/15/2020	4,729,525
	Grupo Televisa SAB
9,270,000 (MXN)	7.250%, 05/14/2043	346,220
	GTT Communications, Inc.
4,210,000	7.875%, 12/31/2024(e)	4,188,950
	Intelsat Jackson Holdings S.A.
6,250,000	9.750%, 07/15/2025(e)	6,609,375
	Iridium Communications, Inc.
1,390,000	10.250%, 04/15/2023(e)	1,501,200
	Match Group, Inc.
5,190,000	5.000%, 12/15/2027(e)	4,839,675
	NBCUniversal Enterprise, Inc.
520,000	5.250%, 03/19/2021(d)(e)	526,500
	Netflix, Inc.
5,703,000	4.375%, 11/15/2026	5,359,679
2,150,000	4.875%, 04/15/2028(e)	2,052,003
	Quebecor Media, Inc.
6,340,000	5.750%, 01/15/2023	6,498,500
	Qwest Capital Funding, Inc.
1,217,000	6.875%, 07/15/2028	1,118,484
	Sirius XM Radio, Inc.
6,108,000	5.000%, 08/01/2027(e)	5,749,155
	Telenet Finance Luxembourg Notes S.a.r.l.
800,000	5.500%, 03/01/2028(e)	736,552
	VeriSign, Inc.
6,710,000	4.750%, 07/15/2027	6,431,200
	Verizon Communications, Inc.
1,500,000	4.125%, 03/16/2027	1,487,151
	ViaSat, Inc.
2,210,000	5.625%, 09/15/2025(e)	2,082,925

		54,912,249

Consumer, Cyclical: 2.6%
	Alimentation Couche-Tard, Inc.
845,000	2.833%, 12/13/2019(e)(h) 3 mo. USD LIBOR + 0.500%	845,840
	Allison Transmission, Inc.
760,000	4.750%, 10/01/2027(e)	710,600
	BMW US Capital LLC
1,870,000	2.749%, 04/12/2021(e)(h) 3 mo. USD LIBOR + 0.410%	1,877,072
	Boyd Gaming Corp.
2,400,000	6.375%, 04/01/2026	2,436,000
	Century Communities, Inc.
1,680,000	5.875%, 07/15/2025	1,591,800

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Consumer, Cyclical (continued)
	Churchill Downs, Inc.
$ 3,850,000	4.750%, 01/15/2028(e)	$3,580,500
	Constellation Merger Sub, Inc.
205,000	8.500%, 09/15/2025(e)	196,031
	Daimler Finance North America LLC
965,000	3.100%, 05/04/2020(e)	963,295
	FirstCash, Inc.
1,500,000	5.375%, 06/01/2024(e)	1,503,750
	General Motors Financial Co., Inc.
1,110,000	3.187%, 04/09/2021(h) 3 mo. USD LIBOR + 0.850%	1,116,216
	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.
2,866,000	6.125%, 12/01/2024	2,934,067
	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
1,186,000	4.625%, 04/01/2025	1,159,315
	JC Penney Corp., Inc.
43,000	5.650%, 06/01/2020	42,409
	KAR Auction Services, Inc.
4,444,000	5.125%, 06/01/2025(e)	4,255,130
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4,267,000	4.750%, 06/01/2027(e)	4,042,982
	Latam Airlines 2015-1 Pass Through Trust
1,959,497	4.500%, 08/15/2025	1,882,685
	Men’s Wearhouse, Inc. (The)
3,200,000	7.000%, 07/01/2022	3,304,000
	Nissan Motor Acceptance Corp.
1,960,000	2.861%, 03/15/2021(e)(h) 3 mo. USD LIBOR + 0.520%	1,963,986
	Six Flags Entertainment Corp.
2,900,000	5.500%, 04/15/2027(e)	2,823,034
	Toyota Motor Credit Corp.
3,880,000	2.437%, 01/10/2020(h) 3 mo. USD LIBOR + 0.100%	3,885,989
3,880,000	2.622%, 04/13/2021(h) 3 mo. USD LIBOR + 0.280%	3,880,436
	TRI Pointe Group, Inc.
3,600,000	5.250%, 06/01/2027	3,307,500
	Under Armour, Inc.
1,000,000	3.250%, 06/15/2026	898,946
	Walmart, Inc.
1,940,000	2.567%, 06/23/2021(h) 3 mo. USD LIBOR + 0.230%	1,943,590
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
1,600,000	5.250%, 05/15/2027(e)	1,498,000

		52,643,173

Consumer, Non-cyclical: 3.7%
	AMAG Pharmaceuticals, Inc.
5,848,000	7.875%, 09/01/2023(e)	6,206,190
	Avaya, Inc.
18,436,000	7.000%, 04/01/2019(c)(e)(k)	0
4,906,000	10.500%, 03/01/2021(c)(e)(k)	0

Principal Amount^		Value
Consumer, Non-cyclical (continued)
	BRF GmbH
$ 1,295,000	4.350%, 09/29/2026(e)	$1,081,338
	BRF S.A.
615,000	4.750%, 05/22/2024(e)	541,815
	Campbell Soup Co.
985,000	2.835%, 03/16/2020(h) 3 mo. USD LIBOR + 0.500%	982,363
	CVS Health Corp.
1,970,000	2.957%, 03/09/2020(h) 3 mo. USD LIBOR + 0.630%	1,978,080
1,970,000	3.047%, 03/09/2021(h) 3 mo. USD LIBOR + 0.720%	1,980,695
	DaVita, Inc.
1,350,000	5.000%, 05/01/2025	1,274,063
	Diageo Capital Plc
590,000	3.000%, 05/18/2020	590,958
	Encompass Health Corp.
2,000,000	5.750%, 11/01/2024	2,008,660
4,008,000	5.750%, 09/15/2025	4,068,120
	Endo Dac/Endo Finance LLC/Endo Finco, Inc.
2,050,000	6.000%, 07/15/2023(e)	1,696,375
	Envision Healthcare Corp.
351,000	6.250%, 12/01/2024(e)	375,570
	Gartner, Inc.
2,000,000	5.125%, 04/01/2025(e)	1,995,000
	Gilead Sciences, Inc.
1,655,000	2.545%, 03/20/2019(h) 3 mo. USD LIBOR + 0.220%	1,655,946
1,655,000	2.575%, 09/20/2019(h) 3 mo. USD LIBOR + 0.250%	1,656,920
	Great Lakes Dredge & Dock Corp.
1,113,000	8.000%, 05/15/2022	1,140,825
	Grupo Bimbo SAB de C.V.
1,685,000	4.700%, 11/10/2047(e)	1,537,074
	Inretail Pharma S.A.
855,000	5.375%, 05/02/2023(e)	870,176
	JBS USA LLC/JBS USA Finance, Inc.
730,000	7.250%, 06/01/2021(e)	740,950
805,000	5.750%, 06/15/2025(e)	752,675
	Kindred Healthcare, Inc.
4,371,000	8.000%, 01/15/2020	4,705,425
3,524,000	8.750%, 01/15/2023	3,755,280
	Lamb Weston Holdings, Inc.
4,000,000	4.625%, 11/01/2024(e)	3,910,000
3,000,000	4.875%, 11/01/2026(e)	2,925,000
	MARB BondCo Plc
1,030,000	6.875%, 01/19/2025(e)	981,719
	Polaris Intermediate Corp.
1,060,000	8.500%, 12/01/2022(e)(l) PIK rate 9.250%	1,097,100
	Post Holdings, Inc.
3,115,000	5.500%, 03/01/2025(e)	3,048,806
1,500,000	5.750%, 03/01/2027(e)	1,458,750
	Rent-A-Center, Inc.
6,111,000	6.625%, 11/15/2020	6,149,194
	Ritchie Bros Auctioneers, Inc.
470,000	5.375%, 01/15/2025(e)	457,075
	Service Corp. International
1,150,000	4.625%, 12/15/2027	1,089,165

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Consumer, Non-cyclical (continued)
	Teleflex, Inc.
$ 2,488,000	4.875%, 06/01/2026	$2,450,680
4,000,000	4.625%, 11/15/2027	3,795,000
	Teva Pharmaceutical Finance Co. B.V.
420,000	2.950%, 12/18/2022	382,658
	Teva Pharmaceutical Finance Netherlands III B.V.
410,000	2.800%, 07/21/2023	354,543
	Valeant Pharmaceuticals International
4,220,000	9.250%, 04/01/2026(e)	4,394,075
	Weight Watchers International, Inc.
1,960,000	8.625%, 12/01/2025(e)	2,155,902

		76,244,165

Energy: 5.0%
	Aker BP ASA
5,000,000	5.875%, 03/31/2025(e)	5,167,500
	American Midstream Partners L.P./American Midstream Finance Corp.
300,000	8.500%, 12/15/2021(e)	295,500
	Antero Midstream Partners L.P./Antero Midstream Finance Corp.
1,986,000	5.375%, 09/15/2024	2,010,825
	Bellatrix Exploration Ltd.
1,840,000	8.500%, 05/15/2020(e)	1,232,800
	Bristow Group, Inc.
1,030,000	6.250%, 10/15/2022	805,975
	California Resources Corp.
23,000	5.000%, 01/15/2020	22,368
92,000	5.500%, 09/15/2021	80,960
1,192,000	8.000%, 12/15/2022(e)	1,087,700
23,000	6.000%, 11/15/2024	18,975
	Callon Petroleum Co.
400,000	6.125%, 10/01/2024	407,000
	Calumet Specialty Products Partners L.P./Calumet Finance Corp.
3,760,000	6.500%, 04/15/2021	3,760,000
2,579,000	7.750%, 04/15/2023	2,598,342
	Carrizo Oil & Gas, Inc.
2,522,000	8.250%, 07/15/2025	2,685,930
	CNX Resources Corp.
5,100,000	5.875%, 04/15/2022	5,139,219
520,000	8.000%, 04/01/2023	552,994
	Comstock Resources, Inc.
6,546,607	10.000%, 03/15/2020(l) PIK rate 12.250%	6,873,937
	Continental Resources, Inc.
4,630,000	4.500%, 04/15/2023	4,703,229
2,500,000	4.375%, 01/15/2028	2,490,151
	Cosan Luxembourg S.A.
455,000	7.000%, 01/20/2027(e)	442,492
	Diamond Offshore Drilling, Inc.
2,560,000	7.875%, 08/15/2025	2,662,400
	Diamondback Energy, Inc.
3,850,000	4.750%, 11/01/2024	3,768,187
1,770,000	5.375%, 05/31/2025	1,776,637
	Eclipse Resources Corp.
1,495,000	8.875%, 07/15/2023	1,423,988

Principal Amount^		Value
Energy (continued)
	Geopark Ltd.
$ 255,000	6.500%, 09/21/2024(e)	$247,513
	Gran Tierra Energy International Holdings Ltd.
1,050,000	6.250%, 02/15/2025(e)	988,313
	Hunt Oil Co. of Peru LLC Sucursal Del Peru
390,000	6.375%, 06/01/2028(e)	398,288
	Jagged Peak Energy LLC
585,000	5.875%, 05/01/2026(e)	574,763
	Lonestar Resources America, Inc.
380,000	11.250%, 01/01/2023(e)	405,650
	MEG Energy Corp.
900,000	6.375%, 01/30/2023(e)	841,500
	NGPL PipeCo LLC
305,000	7.768%, 12/15/2037(e)	359,900
	Noble Holding International Ltd.
3,450,000	7.875%, 02/01/2026(e)	3,557,812
	Oasis Petroleum, Inc.
860,000	6.250%, 05/01/2026(e)	869,675
	OGX Austria GmbH
795,000	8.500%, 06/01/2018(b)(c)(e)(k)	16
600,000	8.375%, 04/01/2022(b)(c)(e)(k)	66
	Parkland Fuel Corp.
2,235,000	6.000%, 04/01/2026(e)	2,207,062
	PBF Holding Co. LLC/PBF Finance Corp.
3,050,000	7.250%, 06/15/2025	3,213,937
	PDC Energy, Inc.
1,500,000	5.750%, 05/15/2026(e)	1,486,875
	Petrobras Global Finance B.V.
966,000	5.299%, 01/27/2025(e)	893,792
180,000	5.999%, 01/27/2028(e)	163,215
2,035,000	5.625%, 05/20/2043	1,662,860
940,000	7.250%, 03/17/2044	873,025
	Petroleos Mexicanos
4,100,000 (MXN)	7.650%, 11/24/2021(e)	199,504
	QEP Resources, Inc.
2,936,000	5.625%, 03/01/2026	2,822,230
	Rowan Cos., Inc.
2,950,000	4.750%, 01/15/2024	2,559,125
	RSP Permian, Inc.
7,970,000	6.625%, 10/01/2022	8,394,004
3,656,000	5.250%, 01/15/2025	3,929,103
	SRC Energy, Inc.
1,965,000	6.250%, 12/01/2025(e)	1,972,369
	Tennessee Gas Pipeline Co. LLC
325,000	7.000%, 03/15/2027	373,404
	Transocean, Inc.
4,340,000	7.500%, 01/15/2026(e)	4,418,662
	Transportadora de Gas del Sur S.A.
665,000	6.750%, 05/02/2025(e)	611,800
	Vine Oil & Gas L.P./Vine Oil & Gas Finance Corp.
1,260,000	8.750%, 04/15/2023(e)	1,168,650
	Whiting Petroleum Corp.
3,355,000	6.625%, 01/15/2026(e)	3,459,844
	WPX Energy, Inc.
3,867,000	6.000%, 01/15/2022	4,041,015

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Energy (continued)
	YPF S.A.
$ 780,000	26.563%, 07/07/2020(e)(h) BADLARPP + 4.000%	$442,650
840,000	6.950%, 07/21/2027(e)	724,500

		103,868,231

Financial: 3.3%
	Ambac Assurance Corp.
3	5.100%, 06/07/2020(e)	5
	American Equity Investment Life Holding Co.
2,950,000	5.000%, 06/15/2027	2,884,195
	Banco Hipotecario S.A.
12,745,000 (ARS)	25.229%, 01/12/2020(e)(h) BADLARPP + 2.500%	425,381
12,020,000 (ARS)	36.563%, 11/07/2022(e)(h) BADLARPP + 4.000%	376,428
	Banco Macro S.A.
7,805,000 (ARS)	17.500%, 05/08/2022(e)	215,912
	Banco Supervielle S.A.
15,000,000 (ARS)	28.833%, 08/09/2020(e)(h) BADLARPP + 4.500%	488,665
	Citibank N.A.
3,290,000	2.595%, 09/18/2019(h) 3 mo. USD LIBOR + 0.260%	3,291,014
1,930,000	3.050%, 05/01/2020	1,929,807
1,975,000	2.705%, 02/12/2021(h) 3 mo. USD LIBOR + 0.350%	1,977,101
	Citigroup, Inc.
1,855,000	3.127%, 01/10/2020(h) 3 mo. USD LIBOR + 0.790%	1,868,157
	Credit Acceptance Corp.
2,035,000	7.375%, 03/15/2023	2,111,313
	Crescent Communities LLC/Crescent Ventures, Inc.
154,000	8.875%, 10/15/2021(e)	163,240
	Deutsche Bank AG
1,010,000	4.875%, 12/01/2032(f)	865,338
	Ditech Holding Corp.
607,147	9.000%, 12/31/2024(l) PIK rate 9.000%	500,896
	Enova International, Inc.
3,077,000	9.750%, 06/01/2021	3,253,928
1,120,000	8.500%, 09/01/2024(e)	1,164,800
	Financiera de Desarrollo Territorial S.A. Findeter
6,675,000,000 (COP)	7.875%, 08/12/2024(e)	2,358,608
	goeasy Ltd.
2,000,000	7.875%, 11/01/2022(e)	2,120,000
	Hall of Fame
387,300	10.822%, 10/20/2019(b)(c)(f)	387,300
	Howard Hughes Corp. (The)
6,940,000	5.375%, 03/15/2025(e)	6,827,225
	Icahn Enterprises L.P./Icahn Enterprises Finance Corp.
6,380,000	6.250%, 02/01/2022	6,523,550

Principal Amount^		Value
Financial (continued)
	iStar, Inc.
$ 3,609,000	6.000%, 04/01/2022	$3,618,022
4,100,000	5.250%, 09/15/2022	3,979,562
	JPMorgan Chase & Co.
2,260,000	2.980%, 06/01/2021(h) 3 mo. USD LIBOR + 0.680%	2,271,658
	JPMorgan Chase Bank N.A.
1,975,000	2.605%, 02/13/2020(h) 3 mo. USD LIBOR + 0.250%	1,974,951
1,880,000	2.702%, 04/26/2021(h) 3 mo. USD LIBOR + 0.340%	1,880,951
	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc.
2,320,000	5.625%, 05/01/2024	2,360,600
	Muse Residences
955,187	11.750%, 08/05/2018(b)(c)	955,187
	SLS Hotel
138,726	9.750%, 11/20/2018(b)(c)	138,726
	Starwood Property Trust, Inc.
7,300,000	5.000%, 12/15/2021	7,373,000
	Sumitomo Mitsui Banking Corp.
1,960,000	2.703%, 01/17/2020(h) 3 mo. USD LIBOR + 0.350%	1,960,401
	USAA Capital Corp.
1,940,000	3.000%, 07/01/2020(e)	1,940,452

		68,186,373

Industrial: 2.6%
	Bombardier, Inc.
366,000	7.750%, 03/15/2020(e)	387,503
6,360,000	8.750%, 12/01/2021(e)	7,027,800
100,000	5.750%, 03/15/2022(e)	100,875
100,000	6.000%, 10/15/2022(e)	100,095
700,000	6.125%, 01/15/2023(e)	705,250
1,600,000	7.500%, 03/15/2025(e)	1,674,000
	Caterpillar Financial Services Corp.
1,955,000	2.510%, 05/15/2020(h) 3 mo. USD LIBOR + 0.180%	1,956,166
1,650,000	2.611%, 09/04/2020(h) 3 mo. USD LIBOR + 0.290%	1,654,581
985,000	2.571%, 03/15/2021(h) 3 mo. USD LIBOR + 0.230%	986,148
	Covanta Holding Corp.
1,628,000	5.875%, 07/01/2025	1,575,090
	Embraer Netherlands Finance B.V.
310,000	5.050%, 06/15/2025	315,580
575,000	5.400%, 02/01/2027	595,642
	Embraer Overseas Ltd.
325,000	5.696%, 09/16/2023(e)	340,847
	General Dynamics Corp.
2,030,000	2.646%, 05/11/2020(h) 3 mo. USD LIBOR + 0.290%	2,035,559
2,030,000	2.736%, 05/11/2021(h) 3 mo. USD LIBOR + 0.380%	2,037,908
	Griffon Corp.
3,880,000	5.250%, 03/01/2022	3,789,402
	Hornbeck Offshore Services, Inc.
186,000	5.875%, 04/01/2020	139,500
287,000	5.000%, 03/01/2021	189,420

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Industrial (continued)
	KLX, Inc.
$ 3,180,000	5.875%, 12/01/2022(e)	$3,315,150
	Leonardo US Holdings, Inc.
438,000	6.250%, 01/15/2040(e)	475,230
	Louisiana-Pacific Corp.
2,000,000	4.875%, 09/15/2024	1,970,000
	OSX 3 Leasing B.V.
1,216,328	13.000%, 03/20/2015(b)(e)(k)	285,837
	TransDigm, Inc.
3,500,000	6.500%, 05/15/2025	3,548,125
1,589,000	6.375%, 06/15/2026	1,581,055
	USG Corp.
9,085,000	4.875%, 06/01/2027(e)	9,312,125
	Xerium Technologies, Inc.
1,457,000	9.500%, 08/15/2021	1,538,956
	XPO Logistics, Inc.
5,500,000	6.125%, 09/01/2023(e)	5,665,000

		53,302,844

Technology: 2.1%
	CDK Global, Inc.
7,000,000	4.875%, 06/01/2027	6,746,250
	CDW LLC/CDW Finance Corp.
2,000,000	5.000%, 09/01/2025	1,975,000
	Conduent Finance, Inc./Conduent Business Services LLC
8,974,000	10.500%, 12/15/2024(e)	10,757,582
	Entegris, Inc.
2,370,000	4.625%, 02/10/2026(e)	2,269,275
	Fair Isaac Corp.
2,565,000	5.250%, 05/15/2026(e)	2,587,444
	IBM Credit LLC
1,940,000	2.523%, 02/05/2021(h) 3 mo. USD LIBOR + 0.160%	1,943,461
	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.
4,727,000	6.000%, 07/15/2025(e)	4,809,723
	MSCI, Inc.
4,655,000	4.750%, 08/01/2026(e)	4,515,350
	Open Text Corp.
1,572,000	5.875%, 06/01/2026(e)	1,607,370
	Sensata Technologies UK Financing Co. Plc
5,155,000	6.250%, 02/15/2026(e)	5,386,975
	Veritas US, Inc./Veritas Bermuda Ltd.
605,000	10.500%, 02/01/2024(e)	499,125

		43,097,555

Utilities: 0.9%
	AmeriGas Partners L.P./AmeriGas Finance Corp.
2,200,000	5.500%, 05/20/2025	2,142,250
3,000,000	5.750%, 05/20/2027	2,865,000
	Emera US Finance L.P.
5,770,000	3.550%, 06/15/2026	5,442,072

Principal Amount^		Value
Utilities (continued)
	Empresas Publicas de Medellin ESP
2,500,000,000 (COP)	8.375%, 11/08/2027(e)	$871,928
	Enel SpA
1,990,000	8.750%, 09/24/2073(e)(f) USSW5 + 5.880%	2,221,337
	Infraestructura Energetica Nova SAB de C.V.
535,000	3.750%, 01/14/2028(e)	475,134
330,000	4.875%, 01/14/2048(e)	283,800
	NRG Energy, Inc.
2,050,000	6.625%, 01/15/2027	2,116,625
1,746,000	5.750%, 01/15/2028(e)	1,724,175

		18,142,321

TOTAL CORPORATE BONDS (Cost $506,269,236)		492,869,616

GOVERNMENT SECURITIES & AGENCY ISSUE: 4.9%
	Argentina POM Politica Monetaria
10,815,000 (ARS)	Series POM 40.000%, 06/21/2020(h)	390,232
	Mexican Bonos
32,500,000 (MXN)	5.750%, 03/05/2026	1,478,139
38,269,200 (MXN)	8.500%, 11/18/2038	2,116,104
	Provincia de Buenos Aires
810,000	5.750%, 06/15/2019(e)	803,074
72,825,000 (ARS)	35.190%, 05/31/2022(h) BADLARPP + 3.830%	2,183,499
15,545,000 (ARS)	30.656%, 04/12/2025(h) BADLARPP + 3.750%	454,064
625,000	7.875%, 06/15/2027(e)	550,000
	Republic of Poland Government Bond
40,105,000 (PLN)	2.500%, 07/25/2027	10,136,674
	Republic of South Africa Government Bond
57,275,000 (ZAR)	8.750%, 01/31/2044	3,820,312
63,335,000 (ZAR)	8.750%, 02/28/2048	4,202,942
	United States Treasury Bond
2,568,500	3.000%, 02/15/2048	2,577,680
	United States Treasury Note
38,000,000	1.250%, 06/30/2019(a)	37,588,086
15,000,000	1.375%, 09/30/2019	14,806,641
13,500,000	1.875%, 12/31/2019(a)	13,381,084
6,000,000	1.625%, 11/15/2022	5,732,578

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $103,343,087)		100,221,109

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
LIMITED PARTNERSHIPS: 0.1%
$ 16,900	GACP II L.P.(b)(c)	$1,691,657
1,300,000	U.S. Farming Realty Trust II L.P.(b)(c)	1,411,335

TOTAL LIMITED PARTNERSHIPS (Cost $2,947,457)		3,102,992

MORTGAGE-BACKED SECURITIES: 17.5%
	Adjustable Rate Mortgage Trust
73,821	Series 2004-4-3A1 3.916%, 03/25/2035(f)	72,817
364,212	Series 2005-1-3A1 3.820%, 05/25/2035(f)	369,649
2,645,112	Series 2005-2-6M2 3.071%, 06/25/2035(h) 1 mo. USD LIBOR + 0.980%	2,583,645
447,583	Series 2006-1-2A1 4.096%, 03/25/2036(f)	372,743
	American Home Mortgage Investment Trust
446,965	Series 2006-1-11A1 2.371%, 03/25/2046(h) 1 mo. USD LIBOR + 0.280%	433,420
	Banc of America Alternative Loan Trust
92,877	Series 2003-8-1CB1 5.500%, 10/25/2033	95,002
765,788	Series 2006-7-A4 5.998%, 10/25/2036(g)	455,550
	Banc of America Funding Trust
146,122	Series 2004-B-4A2 3.456%, 11/20/2034(f)	145,156
50,058	Series 2005-5-1A1 5.500%, 09/25/2035	53,298
95,173	Series 2005-7-3A1 5.750%, 11/25/2035	100,651
186,611	Series 2006-6-1A2 6.250%, 08/25/2036	181,264
1,048,442	Series 2006-7-T2A3 5.695%, 10/25/2036(f)	969,775
527,026	Series 2006-B-7A1 3.772%, 03/20/2036(f)	497,364
4,141,874	Series 2007-1-TA4 6.090%, 01/25/2037(g)	3,831,978
89,464	Series 2007-4-5A1 5.500%, 11/25/2034	90,001
3,821,577	Series 2010-R5-1A3 6.000%, 10/26/2037(e)(f)	3,620,125
951,510	Series 2010-R9-3A3 5.500%, 12/26/2035(e)	816,391
	Banc of America Mortgage Trust
33,952	Series 2005-A-2A1 3.704%, 02/25/2035(f)	33,907
389,003	Series 2005-I-4A1 3.369%, 10/25/2035(f)	382,496
	BCAP LLC Trust
167,076	Series 2007-AA2-22A1 6.000%, 03/25/2022	166,683
286,301	Series 2010-RR6-6A2 9.300%, 07/26/2037(e)(f)	257,573

Principal Amount^		Value
$ 3,775,566	Series 2011-R11-2A4 5.500%, 12/26/2035(e)	$3,130,212
3,946,410	Series 2013-RR1-4A3 6.001%, 08/26/2037(e)(f)	3,895,140
	Bear Stearns Adjustable Rate Mortgage Trust
5,702,284	Series 2005-12-25A1 2.894%, 02/25/2036(f)	4,656,268
	Bear Stearns Asset-Backed Securities I Trust
610,426	Series 2006-AC1-1A1 6.250%, 02/25/2036(g)	482,307
	CFCRE Commercial Mortgage Trust
16,323,000	Series 2016-C7-XE 1.132%, 12/10/2054(e)(f)(m)	1,167,849
7,346,000	Series 2016-C7-XF 1.132%, 12/10/2054(e)(f)(m)	503,056
	CG-CCRE Commercial Mortgage Trust
105,000	Series 2014-FL2-COL1 5.573%, 11/15/2031(b)(e)(h) 1 mo. LIBOR + 3.500%	99,354
205,000	Series 2014-FL2-COL2 6.573%, 11/15/2031(b)(e)(h) 1 mo. LIBOR + 4.500%	188,735
	Chase Mortgage Finance Trust
4,100,360	Series 2007-S2-1A9 6.000%, 03/25/2037	3,495,181
1,992,629	Series 2007-S3-1A15 6.000%, 05/25/2037	1,641,456
	ChaseFlex Trust
1,536,532	Series 2007-3-2A1 2.391%, 07/25/2037(h) 1 mo. USD LIBOR + 0.300%	1,431,468
	CIM Trust
6,000,000	Series 2016-1RR-B2 8.177%, 07/26/2055(e)(f)	5,842,500
10,000,000	Series 2016-2RR-B2 8.025%, 02/25/2056(e)(f)	9,750,000
10,000,000	Series 2016-3RR-B2 7.939%, 02/27/2056(e)(f)	9,745,000
7,860,000	Series 2017-3RR-B2 12.306%, 01/27/2057(e)(f)	8,269,634
	Citicorp Mortgage Securities Trust
3,627,783	Series 2006-7-1A1 6.000%, 12/25/2036	3,256,826
	Citigroup Commercial Mortgage Trust
1,491,000	Series 2015-GC27-D 4.576%, 02/10/2048(e)(f)	1,292,946
	Citigroup Mortgage Loan Trust, Inc.
265,953	Series 2005-5-2A2 5.750%, 08/25/2035	216,216
4,460,173	Series 2005-5-3A2A 3.545%, 10/25/2035(f)	3,479,640
819,461	Series 2009-6-8A2 6.000%, 08/25/2022(e)(f)	869,608
4,089,827	Series 2011-12-1A2 3.688%, 04/25/2036(e)(f)	3,328,117

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	CitiMortgage Alternative Loan Trust
$ 373,056	Series 2006-A5-1A13 2.541%, 10/25/2036(h) 1 mo. USD LIBOR + 0.450%	$306,582
367,123	Series 2006-A5-1A2 4.459%, 10/25/2036(h)(m) -1*1 mo. USD LIBOR + 6.550%	49,300
623,766	Series 2007-A4-1A13 5.750%, 04/25/2037	591,106
319,388	Series 2007-A4-1A6 5.750%, 04/25/2037	302,672
2,993,170	Series 2007-A6-1A5 6.000%, 06/25/2037	2,919,627
	COMM Mortgage Trust
100,000	Series 2013-LC13-D 5.293%, 08/10/2046(e)(f)	96,651
1,634,513	Series 2014-UBS4-E 3.750%, 08/10/2047(e)	1,102,070
1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(e)	958,084
3,502,605	Series 2014-UBS4-G 3.750%, 08/10/2047(b)(e)	958,640
7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(b)(c)(e)(f)	0
1,000,000	Series 2015-CR26-E 3.250%, 10/10/2048(e)	643,947
1,000,000	Series 2015-CR26-F 3.250%, 10/10/2048(e)	582,585
510,000	Series 2016-SAVA-C 5.073%, 10/15/2034(e)(h) 1 mo. LIBOR + 3.000%	511,712
	Countrywide Alternative Loan Trust
188,009	Series 2003-22CB-1A1 5.750%, 12/25/2033	193,546
697,701	Series 2004-13CB-A4 0.000%, 07/25/2034(n)	589,293
67,958	Series 2004-14T2-A11 5.500%, 08/25/2034	71,115
143,916	Series 2004-16CB-1A1 5.500%, 07/25/2034	148,307
159,760	Series 2004-16CB-3A1 5.500%, 08/25/2034	164,337
57,426	Series 2004-28CB-5A1 5.750%, 01/25/2035	57,602
296,441	Series 2004-J10-2CB1 6.000%, 09/25/2034	308,392
64,083	Series 2004-J3-1A1 5.500%, 04/25/2034	65,185
7,183,179	Series 2005-64CB-1A10 5.750%, 12/25/2035	7,166,315
121,319	Series 2005-J1-2A1 5.500%, 02/25/2025	123,479
3,194,071	Series 2006-13T1-A13 6.000%, 05/25/2036	2,549,017
512,383	Series 2006-31CB-A7 6.000%, 11/25/2036	446,929
5,090,824	Series 2006-36T2-2A1 6.250%, 12/25/2036	3,680,726

Principal Amount^		Value
$ 449,840	Series 2006-J1-2A1 7.000%, 02/25/2036	$182,138
259,877	Series 2007-16CB-2A1 2.541%, 08/25/2037(h) 1 mo. USD LIBOR + 0.450%	141,922
75,254	Series 2007-16CB-2A2 37.157%, 08/25/2037(h) -8.3333*1 mo. USD LIBOR + 54.583%	138,758
525,211	Series 2007-19-1A34 6.000%, 08/25/2037	428,648
1,539,850	Series 2007-20-A12 6.250%, 08/25/2047	1,297,849
473,212	Series 2007-22-2A16 6.500%, 09/25/2037	335,759
4,025,712	Series 2007-HY2-1A 3.511%, 03/25/2047(f)	3,735,110
2,806,063	Series 2007-HY7C-A4 2.321%, 08/25/2037(h) 1 mo. USD LIBOR + 0.230%	2,558,485
720,044	Series 2008-2R-2A1 6.000%, 08/25/2037(f)	533,519
4,406,955	Series 2008-2R-4A1 6.250%, 08/25/2037(f)	3,657,370
	Countrywide Home Loan GMSR Issuer Trust
1,980,000	Series 2018-GT1-A 4.710%, 05/25/2023(e)(h) 1 mo. USD LIBOR + 2.750%	1,987,390
	Countrywide Home Loan Mortgage Pass-Through Trust
90,956	Series 2004-12-8A1 3.893%, 08/25/2034(f)	89,924
11,864	Series 2004-HYB4-2A1 3.643%, 09/20/2034(f)	11,609
85,433	Series 2004-HYB8-4A1 3.190%, 01/20/2035(f)	85,150
830,287	Series 2005-23-A1 5.500%, 11/25/2035	723,668
522,270	Series 2005-HYB8-4A1 3.417%, 12/20/2035(f)	506,396
4,049,168	Series 2006-9-A1 6.000%, 05/25/2036	3,421,596
212,702	Series 2007-10-A5 6.000%, 07/25/2037	180,532
994,258	Series 2007-13-A5 6.000%, 08/25/2037	876,624
	Credit Suisse First Boston Mortgage Securities Corp.
61,809	Series 2003-27-4A4 5.750%, 11/25/2033	63,962
71,289	Series 2003-AR26-7A1 3.663%, 11/25/2033(f)	72,228
48,969	Series 2003-AR28-4A1 3.665%, 12/25/2033(f)	49,939
2,794,036	Series 2005-10-10A3 6.000%, 11/25/2035	1,645,128
1,482,947	Series 2005-11-7A1 6.000%, 12/25/2035	1,288,109

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Credit Suisse Mortgage-Backed Trust
$ 1,006,827	Series 2006-6-1A10 6.000%, 07/25/2036	$843,092
750,107	Series 2007-1-4A1 6.500%, 02/25/2022	293,337
90,914	Series 2007-2-2A5 5.000%, 03/25/2037	89,441
497,756	Series 2010-7R-4A17 6.000%, 04/26/2037(e)(f)	480,923
2,139,203	Series 2011-17R-1A2 5.750%, 02/27/2037(e)	2,147,098
1,200,000	Series 2014-USA-E 4.373%, 09/15/2037(e)	1,087,239
962,185	Series 2018-RPL2-A1 4.030%, 08/25/2062(e)(g)	964,517
	Deutsche Mortgage and Asset Receiving Corp.
3,650,684	Series 2014-RS1-1A2 6.826%, 07/27/2037(e)(f)	3,292,468
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
223,902	Series 2004-4-7AR1 2.441%, 06/25/2034(h) 1 mo. USD LIBOR + 0.350%	218,479
184,408	Series 2006-PR1-3A1 9.221%, 04/15/2036(e)(h) -1.4*1 mo. USD LIBOR + 12.124%	180,849
	DSLA Mortgage Loan Trust
171,170	Series 2005-AR5-2A1A 2.415%, 09/19/2045(h) 1 mo. USD LIBOR + 0.330%	140,277
	Dukinfield Plc
480,053 (GBP)	Series 2-A 1.879%, 12/20/2052(h) 3 mo. GBP LIBOR + 1.250%	642,374
	Eurosail-UK Plc
173,014 (GBP)	Series 2007-2X-A3C 0.777%, 03/13/2045(h) 3 mo. GBP LIBOR + 0.150%	225,738
	Federal Home Loan Mortgage Corp. REMICS
878,870	Series 3118-SD 4.627%, 02/15/2036(h)(m) -1*1 mo. LIBOR + 6.700%	118,029
318,779	Series 3301-MS 4.027%, 04/15/2037(h)(m) -1*1 mo. LIBOR + 6.100%	35,132
416,951	Series 3303-SE 4.007%, 04/15/2037(h)(m) -1*1 mo. LIBOR + 6.080%	50,527
271,018	Series 3303-SG 4.027%, 04/15/2037(h)(m) -1*1 mo. LIBOR + 6.100%	36,034
110,137	Series 3382-SB 3.927%, 11/15/2037(h)(m) -1*1 mo. LIBOR + 6.000%	9,606

Principal Amount^		Value
$ 397,873	Series 3382-SW 4.227%, 11/15/2037(h)(m) -1*1 mo. LIBOR + 6.300%	$50,258
137,567	Series 3384-S 4.317%, 11/15/2037(h)(m) -1*1 mo. LIBOR + 6.390%	12,840
255,022	Series 3384-SG 4.237%, 08/15/2036(h)(m) -1*1 mo. LIBOR + 6.310%	29,094
2,648,321	Series 3404-SA 3.927%, 01/15/2038(h)(m) -1*1 mo. LIBOR + 6.000%	340,095
184,807	Series 3417-SX 4.107%, 02/15/2038(h)(m) -1*1 mo. LIBOR + 6.180%	15,187
96,405	Series 3423-GS 3.577%, 03/15/2038(h)(m) -1*1 mo. LIBOR + 5.650%	8,431
901,451	Series 3423-TG 0.350%, 03/15/2038(h)(m) -1*1 mo. LIBOR + 6.000%	8,484
3,673,091	Series 3435-S 3.907%, 04/15/2038(h)(m) -1*1 mo. LIBOR + 5.980%	398,916
106,733	Series 3445-ES 3.927%, 05/15/2038(h)(m) -1*1 mo. LIBOR + 6.000%	8,926
514,033	Series 3523-SM 3.927%, 04/15/2039(h)(m) -1*1 mo. LIBOR + 6.000%	56,542
318,657	Series 3560-KS 4.327%, 11/15/2036(h)(m) -1*1 mo. LIBOR + 6.400%	37,027
235,458	Series 3598-SA 4.277%, 11/15/2039(h)(m) -1*1 mo. LIBOR + 6.350%	26,926
217,894	Series 3641-TB 4.500%, 03/15/2040	228,452
922,928	Series 3728-SV 2.377%, 09/15/2040(h)(m) -1*1 mo. LIBOR + 4.450%	51,697
319,324	Series 3758-S 3.957%, 11/15/2040(h)(m) -1*1 mo. LIBOR + 6.030%	41,577
1,538,116	Series 3770-SP 4.427%, 11/15/2040(h)(m) -1*1 mo. LIBOR + 6.500%	120,785
384,516	Series 3815-ST 3.777%, 02/15/2041(h)(m) -1*1 mo. LIBOR + 5.850%	41,887
839,223	Series 3859-SI 4.527%, 05/15/2041(h)(m) -1*1 mo. LIBOR + 6.600%	139,570
269,555	Series 3872-SL 3.877%, 06/15/2041(h)(m) -1*1 mo. LIBOR + 5.950%	32,311
208,214	Series 3900-SB 3.897%, 07/15/2041(h)(m) -1*1 mo. LIBOR + 5.970%	21,712
30,651	Series 3946-SM 8.480%, 10/15/2041(h) -3*1 mo. LIBOR + 14.700%	35,302

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal Home Loan Mortgage Corp. REMICS (Continued)
$ 1,399,049	Series 3957-DZ 3.500%, 11/15/2041	$1,378,870
1,381,349	Series 3972-AZ 3.500%, 12/15/2041	1,349,904
4,663,282	Series 3984-DS 3.877%, 01/15/2042(h)(m) -1*1 mo. LIBOR + 5.950%	657,206
4,457,691	Series 4223-AT 3.000%, 07/15/2043(h) -6*1 mo. LIBOR + 30.000%	3,824,474
2,504,228	Series 4229-MS 4.072%, 07/15/2043(h) -1.75*1 mo. LIBOR + 7.700%	2,216,588
4,805,826	Series 4239-OU 0.000%, 07/15/2043(n)	3,259,966
4,044,750	Series 4291-MS 3.827%, 01/15/2054(h)(m) -1*1 mo. LIBOR + 5.900%	582,484
4,292,026	Series 4302-GS 4.077%, 02/15/2044(h)(m) -1*1 mo. LIBOR + 6.150%	582,675
4,243,745	Series 4314-MS 4.027%, 07/15/2043(h)(m) -1*1 mo. LIBOR + 6.100%	490,290
10,000,000	Series 4435-SA 5.754%, 01/15/2041(h) -2*1 mo. LIBOR + 9.900%	10,395,001
6,610,094	Series 4623-Z 3.000%, 10/15/2046	5,969,002
8,460,329	Series 4657-VZ 3.000%, 02/15/2047	7,576,030
	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
120,225	Series 2014-DN2-M2 3.741%, 04/25/2024(h) 1 mo. USD LIBOR + 1.650%	121,908
603,165	Series 2015-DNA1-M2 3.941%, 10/25/2027(h) 1 mo. USD LIBOR + 1.850%	614,541
	Federal National Mortgage Association Connecticut Avenue Securities
55,000	Series 2017-C05-1M2 4.291%, 01/25/2030(h) 1 mo. USD LIBOR + 2.200%	56,014
	Federal National Mortgage Association REMICS
463,800	Series 2003-84-PZ 5.000%, 09/25/2033	488,615
1,251,970	Series 2005-42-SA 4.709%, 05/25/2035(h)(m) -1*1 mo. LIBOR + 6.800%	112,781
2,986,109	Series 2006-92-LI 4.489%, 10/25/2036(h)(m) -1*1 mo. LIBOR + 6.580%	432,781
752,193	Series 2007-39-AI 4.029%, 05/25/2037(h)(m) -1*1 mo. LIBOR + 6.120%	96,772

Principal Amount^		Value
$ 234,286	Series 2007-57-SX 4.529%, 10/25/2036(h)(m) -1*1 mo. LIBOR + 6.620%	$31,387
66,031	Series 2007-68-SA 4.559%, 07/25/2037(h)(m) -1*1 mo. LIBOR + 6.650%	6,816
86,986	Series 2008-1-CI 4.209%, 02/25/2038(h)(m) -1*1 mo. LIBOR + 6.300%	9,149
2,379,187	Series 2008-33-SA 3.909%, 04/25/2038(h)(m) -1*1 mo. LIBOR + 6.000%	319,964
102,105	Series 2008-56-SB 3.969%, 07/25/2038(h)(m) -1*1 mo. LIBOR + 6.060%	10,099
4,909,597	Series 2009-110-SD 4.159%, 01/25/2040(h)(m) -1*1 mo. LIBOR + 6.250%	671,974
80,741	Series 2009-111-SE 4.159%, 01/25/2040(h)(m) -1*1 mo. LIBOR + 6.250%	8,241
316,183	Series 2009-86-CI 3.709%, 09/25/2036(h)(m) -1*1 mo. LIBOR + 5.800%	30,834
157,650	Series 2009-87-SA 3.909%, 11/25/2049(h)(m) -1*1 mo. LIBOR + 6.000%	20,827
116,477	Series 2009-90-IB 3.629%, 04/25/2037(h)(m) -1*1 mo. LIBOR + 5.720%	10,513
159,348	Series 2010-11-SC 2.709%, 02/25/2040(h)(m) -1*1 mo. LIBOR + 4.800%	9,773
98,573	Series 2010-115-SD 4.509%, 11/25/2039(h)(m) -1*1 mo. LIBOR + 6.600%	11,998
4,773,506	Series 2010-123-SK 3.959%, 11/25/2040(h)(m) -1*1 mo. LIBOR + 6.050%	731,494
1,551,637	Series 2010-134-SE 4.559%, 12/25/2025(h)(m) -1*1 mo. LIBOR + 6.650%	132,272
298,206	Series 2010-15-SL 2.859%, 03/25/2040(h)(m) -1*1 mo. LIBOR + 4.950%	26,807
101,129	Series 2010-9-GS 2.659%, 02/25/2040(h)(m) -1*1 mo. LIBOR + 4.750%	6,358
6,420	Series 2011-110-LS 6.135%, 11/25/2041(h) -2*1 mo. LIBOR + 10.100%	6,944
425,525	Series 2011-111-VZ 4.000%, 11/25/2041	420,687
1,612,925	Series 2011-141-PZ 4.000%, 01/25/2042	1,640,705
216,929	Series 2011-5-PS 4.309%, 11/25/2040(h)(m) -1*1 mo. LIBOR + 6.400%	24,996
981,712	Series 2011-63-AS 3.829%, 07/25/2041(h)(m) -1*1 mo. LIBOR + 5.920%	125,621

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal National Mortgage Association REMICS (Continued)
$ 2,782,595	Series 2011-93-ES 4.409%, 09/25/2041(h)(m) -1*1 mo. LIBOR + 6.500%	$397,064
1,979,816	Series 2012-106-SA 4.069%, 10/25/2042(h)(m) -1*1 mo. LIBOR + 6.160%	302,563
11,100,940	Series 2013-109-BO 0.000%, 07/25/2043(n)	6,850,518
2,039,223	Series 2013-15-SC 3.081%, 03/25/2033(h) -1.2*1 mo. LIBOR + 5.460%	1,814,547
5,787,725	Series 2013-51-HS 2.891%, 04/25/2043(h) -1.2*1 mo. LIBOR + 5.400%	4,826,129
8,151,646	Series 2013-53-ZC 3.000%, 06/25/2043	7,555,544
3,711,610	Series 2013-67-NS 2.863%, 07/25/2043(h) -1.5*1 mo. LIBOR + 6.000%	2,976,107
5,808,084	Series 2013-74-HZ 3.000%, 07/25/2043	5,378,345
5,038,947	Series 2014-50-WS 4.109%, 08/25/2044(h)(m) -1*1 mo. LIBOR + 6.200%	677,340
10,758,641	Series 2016-72-ZG 3.000%, 10/25/2046	9,362,158
	First Horizon Alternative Mortgage Securities Trust
963,414	Series 2006-FA6-1A4 6.250%, 11/25/2036	764,005
381,795	Series 2007-FA4-1A7 6.000%, 08/25/2037	296,264
	First Horizon Asset Securities, Inc.
232,412	Series 2006-1-1A10 6.000%, 05/25/2036	205,598
	GMACM Mortgage Loan Trust
383,860	Series 2005-AR1-3A 3.991%, 03/18/2035(f)	388,127
246,436	Series 2005-AR4-3A1 4.130%, 07/19/2035(f)	241,590
	Government National Mortgage Association
812,714	Series 2007-21-S 4.115%, 04/16/2037(h)(m) -1*1 mo. LIBOR + 6.200%	101,049
300,898	Series 2008-69-SB 5.546%, 08/20/2038(h)(m) -1*1 mo. LIBOR + 7.630%	47,783
352,893	Series 2009-104-SD 4.265%, 11/16/2039(h)(m) -1*1 mo. LIBOR + 6.350%	47,076
71,338	Series 2010-98-IA 5.757%, 03/20/2039(f)(m)	6,546
769,180	Series 2011-45-GZ 4.500%, 03/20/2041	789,415
234,589	Series 2011-69-OC 0.000%, 05/20/2041(n)	197,469

Principal Amount^		Value
$ 4,761,342	Series 2011-69-SC 3.296%, 05/20/2041(h)(m) -1*1 mo. LIBOR + 5.380%	$531,281
745,934	Series 2011-89-SA 3.366%, 06/20/2041(h)(m) -1*1 mo. LIBOR + 5.450%	78,541
6,320,778	Series 2012-135-IO 0.603%, 01/16/2053(f)(m)	251,111
3,793,825	Series 2013-102-BS 4.066%, 03/20/2043(h)(m) -1*1 mo. LIBOR + 6.150%	477,172
60,418,983	Series 2013-155-IB 0.232%, 09/16/2053(f)(m)	1,415,496
5,800,292	Series 2014-145-CS 3.515%, 05/16/2044(h)(m) -1*1 mo. LIBOR + 5.600%	805,168
3,936,788	Series 2014-156-PS 4.166%, 10/20/2044(h)(m) -1*1 mo. LIBOR + 6.250%	545,681
6,343,558	Series 2014-5-SA 3.466%, 01/20/2044(h)(m) -1*1 mo. LIBOR + 5.550%	811,387
6,284,440	Series 2014-58-SG 3.515%, 04/16/2044(h)(m) -1*1 mo. LIBOR + 5.600%	725,823
6,374,553	Series 2014-76-SA 3.516%, 01/20/2040(h)(m) -1*1 mo. LIBOR + 5.600%	804,480
6,805,628	Series 2014-95-CS 4.165%, 06/16/2044(h)(m) -1*1 mo. LIBOR + 6.250%	891,837
	GS Mortgage Securities Trust
75,000	Series 2014-GC26-D 4.659%, 11/10/2047(e)(f)	64,487
113,000	Series 2015-GC28-D 4.470%, 02/10/2048(e)(f)	90,519
	GSR Mortgage Loan Trust
51,459	Series 2005-4F-6A1 6.500%, 02/25/2035	51,631
940,963	Series 2005-9F-2A1 6.000%, 01/25/2036	785,599
221,534	Series 2005-AR4-6A1 4.349%, 07/25/2035(f)	223,712
324,137	Series 2005-AR6-4A5 3.749%, 09/25/2035(f)	329,113
346,504	Series 2006-7F-3A4 6.250%, 08/25/2036	227,398
476,874	Series 2006-8F-2A1 6.000%, 09/25/2036	450,199
	HarborView Mortgage Loan Trust
176,013	Series 2003-2-1A 2.825%, 10/19/2033(h) 1 mo. USD LIBOR + 0.740%	172,091
390,214	Series 2004-11-2A2A 2.725%, 01/19/2035(h) 1 mo. USD LIBOR + 0.640%	372,874
10,740,396	Series 2006-8-1A1 2.288%, 07/21/2036(h) 1 mo. USD LIBOR + 0.200%	8,212,489
6,234,944	Series 2007-7-2A1B 3.091%, 10/25/2037(h) 1 mo. USD LIBOR + 1.000%	4,933,084

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Impac Secured Assets Trust
$ 9,520,359	Series 2007-2-1A1C 2.471%, 05/25/2037(h) 1 mo. USD LIBOR + 0.380%	$8,111,795
	IndyMac INDA Mortgage Loan Trust
399,665	Series 2006-AR3-1A1 3.752%, 12/25/2036(f)	384,448
	IndyMac INDX Mortgage Loan Trust
306,563	Series 2004-AR12-A1 2.871%, 12/25/2034(h) 1 mo. USD LIBOR + 0.780%	281,337
819,069	Series 2004-AR6-4A 3.941%, 10/25/2034(f)	842,366
245,805	Series 2004-AR7-A5 3.311%, 09/25/2034(h) 1 mo. USD LIBOR + 1.220%	225,133
167,706	Series 2005-16IP-A1 2.731%, 07/25/2045(h) 1 mo. USD LIBOR + 0.640%	162,546
413,000	Series 2005-AR11-A3 3.576%, 08/25/2035(f)	376,205
923,045	Series 2006-AR2-2A1 2.301%, 02/25/2046(h) 1 mo. USD LIBOR + 0.210%	783,410
3,140,155	Series 2006-AR5-2A1 3.651%, 05/25/2036(f)	2,851,953
5,201,349	Series 2006-R1-A3 3.643%, 12/25/2035(f)	4,992,957
1,803,355	Series 2007-AR5-2A1 3.589%, 05/25/2037(f)	1,687,355
	JP Morgan Chase Commercial Mortgage Securities Trust
62,000	Series 2006-LDP9-AMS 5.337%, 05/15/2047	62,445
41,328	Series 2007-LDPX-AM 5.464%, 01/15/2049(f)	41,483
660,000	Series 2015-SGP-D 6.573%, 07/15/2036(e)(h) 1 mo. LIBOR + 4.500%	667,578
	JP Morgan Mortgage Trust
82,240	Series 2003-A2-3A1 3.689%, 11/25/2033(f)	83,391
489,783	Series 2004-S1-2A1 6.000%, 09/25/2034	495,732
98,747	Series 2005-A1-6T1 3.977%, 02/25/2035(f)	98,552
123,609	Series 2005-A2-3A2 3.696%, 04/25/2035(f)	123,250
46,986	Series 2005-A3-4A1 3.701%, 06/25/2035(f)	47,730
3,613,840	Series 2005-ALT1-3A1 3.363%, 10/25/2035(f)	3,224,244
229,729	Series 2006-A1-1A2 3.645%, 02/25/2036(f)	211,431
110,082	Series 2007-A1-4A2 4.048%, 07/25/2035(f)	113,883
80,600	Series 2007-S1-1A2 5.500%, 03/25/2022	88,312

Principal Amount^		Value
$ 970,682	Series 2007-S3-1A97 6.000%, 08/25/2037	$797,369
514,218	Series 2008-R2-2A 5.500%, 12/27/2035(e)(f)	504,307
	JP Morgan Resecuritization Trust
7,884,433	Series 2015-4-1A7 2.150%, 06/26/2047(e)(h) 1 mo. USD LIBOR + 0.190%	4,846,309
	JPMBB Commercial Mortgage Securities Trust
150,000	Series 2013-C17-E 3.867%, 01/15/2047(e)(f)	112,628
1,616,000	Series 2014-C23-D 4.101%, 09/15/2047(e)(f)	1,407,889
78,000	Series 2015-C27-D 3.983%, 02/15/2048(e)(f)	68,861
4,749,500	Series 2015-C27-XFG 1.483%, 02/15/2048(e)(f)(m)	349,267
	Lehman Mortgage Trust
2,106,715	Series 2006-2-2A3 5.750%, 04/25/2036	2,148,764
	Lehman XS Trust
178,305	Series 2006-2N-1A1 2.351%, 02/25/2046(h) 1 mo. USD LIBOR + 0.260%	158,203
	Ludgate Funding Plc
136,187 (EUR)	Series 2007-1-A2B 0.000%, 01/01/2061(h) 3 mo. EURIBOR + 0.160%	152,890
532,104 (GBP)	Series 2008-W1X-A1 1.323%, 01/01/2061(h) 3 mo. GBP LIBOR + 0.600%	689,411
	Master Adjustable Rate Mortgages Trust
193,609	Series 2004-7-3A1 3.487%, 07/25/2034(f)	190,693
100,992	Series 2006-2-1A1 3.966%, 04/25/2036(f)	100,888
	Master Alternative Loan Trust
46,606	Series 2003-9-4A1 5.250%, 11/25/2033	48,387
53,049	Series 2004-5-1A1 5.500%, 06/25/2034	54,520
63,426	Series 2004-5-2A1 6.000%, 06/25/2034	65,927
248,344	Series 2004-8-2A1 6.000%, 09/25/2034	265,422
	Merrill Lynch Alternative Note Asset Trust
771,855	Series 2007-AF1-1AF2 5.750%, 05/25/2037	746,367
	Merrill Lynch Mortgage Investors Trust
23,232	Series 2006-2-2A 3.709%, 05/25/2036(f)	23,551
	Morgan Stanley Bank of America Merrill Lynch Trust
82,000	Series 2015-C20-D 3.071%, 02/15/2048(e)	66,039
1,000,000	Series 2015-C26-E 4.557%, 10/15/2048(e)(f)	707,779

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Morgan Stanley Capital I Trust
$ 1,500,000	Series 2007-IQ15-B 6.285%, 06/11/2049(e)(f)	$1,512,522
285,000	Series 2011-C2-D 5.666%, 06/15/2044(e)(f)	280,589
	Morgan Stanley Mortgage Loan Trust
3,769,538	Series 2005-9AR-2A 3.785%, 12/25/2035(f)	3,603,965
3,588,104	Series 2006-11-2A2 6.000%, 08/25/2036	2,958,650
493,053	Series 2006-7-3A 5.043%, 06/25/2036(f)	432,928
298,664	Series 2007-13-6A1 6.000%, 10/25/2037	265,060
	Morgan Stanley Re-Remic Trust
549,410	Series 2010-R9-3C 6.000%, 11/26/2036(e)(f)	552,131
	Motel 6 Trust
1,559,275	Series 2017-M6MZ-M 9.000%, 08/15/2019(e)(h) 1 mo. LIBOR + 6.927%	1,587,060
	Newgate Funding Plc
210,425 (EUR)	Series 2007-3X-A2B 0.279%, 12/15/2050(h) 3 mo. EURIBOR + 0.600%	243,998
	Prime Mortgage Trust
1,686,356	Series 2006-DR1-2A1 5.500%, 05/25/2035(e)	1,221,393
	Residential Accredit Loans, Inc.
255,806	Series 2006-QO4-2A1 2.281%, 04/25/2046(h) 1 mo. USD LIBOR + 0.190%	244,164
1,322,543	Series 2006-QS10-A9 6.500%, 08/25/2036	1,240,934
801,112	Series 2006-QS14-A18 6.250%, 11/25/2036	719,065
634,720	Series 2006-QS17-A5 6.000%, 12/25/2036	586,694
650,276	Series 2006-QS2-1A4 5.500%, 02/25/2036	577,176
779,819	Series 2006-QS7-A3 6.000%, 06/25/2036	718,225
770,755	Series 2007-QS1-2A10 6.000%, 01/25/2037	695,374
1,187,282	Series 2007-QS3-A1 6.500%, 02/25/2037	1,078,280
2,735,918	Series 2007-QS6-A6 6.250%, 04/25/2037	2,563,078
653,251	Series 2007-QS8-A8 6.000%, 06/25/2037	601,003
2,035,052	Series 2007-QS9-A33 6.500%, 07/25/2037	1,895,676
	Residential Asset Securitization Trust
458,678	Series 2003-A9-A2 4.000%, 08/25/2033	460,258
202,584	Series 2005-A8CB-A9 5.375%, 07/25/2035	180,392

Principal Amount^		Value
$ 363,689	Series 2006-A8-1A1 6.000%, 08/25/2036	$323,772
295,673	Series 2007-A1-A8 6.000%, 03/25/2037	199,015
591,969	Series 2007-A5-2A5 6.000%, 05/25/2037	520,366
17,376,181	Series 2007-A9-A1 2.641%, 09/25/2037(h) 1 mo. USD LIBOR + 0.550%	8,606,285
17,376,181	Series 2007-A9-A2 4.359%, 09/25/2037(h)(m) -1*1 mo. USD LIBOR + 6.450%	4,412,174
	Residential Funding Mortgage Securities I Trust
62,838	Series 2006-S1-1A3 5.750%, 01/25/2036	62,176
809,769	Series 2006-S4-A5 6.000%, 04/25/2036	787,315
544,814	Series 2006-SA2-3A1 4.905%, 08/25/2036(f)	511,412
	RMAC Securities No 1 Plc
114,479 (EUR)	Series 2006-NS1X-A2C 0.000%, 06/12/2044(h) 3 mo. EURIBOR + 0.150%	129,773
	Stanwich Mortgage Loan Trust
154,134	Series 2011-5-A 4.503%, 09/15/2037(b)(e)(f)	61,803
86,745	Series 2012-2-A 0.000%, 03/15/2047(b)(e)(f)	36,715
	Structured Adjustable Rate Mortgage Loan Trust
120,066	Series 2004-12-7A3 3.689%, 09/25/2034(f)	122,123
955,420	Series 2005-14-A1 2.401%, 07/25/2035(h) 1 mo. USD LIBOR + 0.310%	765,358
460,108	Series 2005-15-1A1 3.736%, 07/25/2035(f)	394,694
671,589	Series 2005-22-3A1 4.067%, 12/25/2035(f)	619,096
1,525,251	Series 2008-1-A2 3.870%, 10/25/2037(f)	1,385,019
	Structured Asset Mortgage Investments II Trust
9,154,875	Series 2007-AR1-2A1 2.271%, 01/25/2037(h) 1 mo. USD LIBOR + 0.180%	8,735,795
	Structured Asset Securities Corp. Trust
55,826	Series 2005-1-7A7 5.500%, 02/25/2035	56,758
1,074,092	Series 2005-5-2A2 5.500%, 04/25/2035	1,043,100
11,230,711	Series 2007-4-1A3 4.427%, 03/28/2045(e)(h)(m) -1*1 mo. LIBOR + 6.250%	1,309,648
	Towd Point Mortgage Funding Granite1 Plc
300,000 (GBP)	Series 2016-GR1X-B 2.154%, 07/20/2046(h) 3 mo. GBP LIBOR + 1.400%	399,307

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Washington Mutual Mortgage Pass-Through Certificates Trust
$ 540,443	Series 2005-1-5A1 6.000%, 03/25/2035	$546,584
799,469	Series 2006-5-1A5 6.000%, 07/25/2036	734,300
528,704	Series 2006-8-A6 4.587%, 10/25/2036(g)	334,052
3,512,072	Series 2007-5-A3 7.000%, 06/25/2037	2,504,576
	Wells Fargo Alternative Loan Trust
239,477	Series 2007-PA2-3A1 2.441%, 06/25/2037(h) 1 mo. USD LIBOR + 0.350%	176,292
389,952	Series 2007-PA2-3A2 4.559%, 06/25/2037(h)(m) -1*1 mo. USD LIBOR + 6.650%	56,188
	Wells Fargo Commercial Mortgage Trust
19,971,000	Series 2015-C28-XE 1.267%, 05/15/2048(e)(f)(m)	1,361,461
1,000,000	Series 2015-C30-E 3.250%, 09/15/2058(e)	645,462
	Wells Fargo Mortgage-Backed Securities Trust
143,255	Series 2003-M-A1 3.733%, 12/25/2033(f)	147,365
380,803	Series 2004-I-2A1 4.310%, 07/25/2034(f)	388,396
51,088	Series 2004-O-A1 3.605%, 08/25/2034(f)	52,793
16,048	Series 2005-11-2A3 5.500%, 11/25/2035	16,216
377,407	Series 2005-12-1A5 5.500%, 11/25/2035	383,615
95,276	Series 2005-16-A18 6.000%, 01/25/2036	96,435
54,348	Series 2005-AR10-2A4 3.911%, 05/01/2035(f)	56,106
193,416	Series 2006-AR19-A1 3.706%, 12/25/2036(f)	181,701
592,823	Series 2006-AR2-2A5 3.822%, 03/25/2036(f)	588,087
565,876	Series 2007-3-1A4 6.000%, 04/25/2037	563,924
	WFRBS Commercial Mortgage Trust
500,000	Series 2012-C6-D 5.768%, 04/15/2045(e)(f)	509,443
290,000	Series 2012-C7-E 4.979%, 06/15/2045(e)(f)	237,891
	Working Cap Solutions FDG LLC
1,500,000	6.700%, 08/30/2018(b)(c)(e)	1,500,000

TOTAL MORTGAGE-BACKED SECURITIES (Cost $342,278,154)		359,615,196

Principal Amount^		Value
MUNICIPAL BONDS: 0.7%

Puerto Rico: 0.7%
	Commonwealth of Puerto Rico
$19,020,000	8.000%, 07/01/2035(k)	$7,750,650
	Puerto Rico Commonwealth Aqueduct & Sewer Authority
165,000	Series A 5.000%, 07/01/2021	138,600
76,000	Series A 5.000%, 07/01/2022	63,840
190,000	Series A 5.250%, 07/01/2029	159,600
488,000	Series A 5.000%, 07/01/2033	409,920
311,000	Series A 5.125%, 07/01/2037	261,240
338,000	Series A 5.750%, 07/01/2037	283,920
1,775,000	Series A 5.250%, 07/01/2042	1,491,000
280,000	Series A 6.000%, 07/01/2047	235,200
	Puerto Rico Commonwealth Government Employees Retirement System
6,745,000	Series A 6.150%, 07/01/2038(k)	2,714,862
2,300,000	Series C 6.150%, 07/01/2028(k)	925,750
	Puerto Rico Public Buildings Authority
1,125,000	Series U 5.250%, 07/01/2042(k)	483,750

TOTAL MUNICIPAL BONDS (Cost $20,053,208)		14,918,332

SHORT-TERM INVESTMENTS: 11.3%

TREASURY BILLS: 1.0%
	United States Treasury Bill
7,800,000	0.000%, 10/11/2018(o)	7,763,203
7,800,000	0.000%, 11/08/2018(o)	7,753,863
3,300,000	0.000%, 12/06/2018(a)(o)	3,274,871
1,000,000	0.000%, 04/25/2019(o)	981,719

TOTAL TREASURY BILLS (Cost $19,773,656)		19,773,656

The accompanying notes are an integral part of these financial statements.

64	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2018 (Unaudited) (Continued)

Principal Amount^		Value
REPURCHASE AGREEMENTS: 10.3%
$ 212,919,000	FICC 0.35%, 6/29/2018, due 07/02/2018 [collateral: par value $7,695,000, U.S. Treasury Note, 2.000%, due 10/31/2022, value $7,498,927, par value $214,310,000, U.S. Treasury Note, 1.875%, due 02/28/2022, value $209,728,076] (proceeds $212,925,210)	$212,919,000

TOTAL REPURCHASE AGREEMENTS (Cost $212,919,000)		212,919,000

TOTAL SHORT-TERM INVESTMENTS (Cost $232,692,656)		232,692,656

TOTAL PURCHASED OPTIONS(p) (Cost $3,634,921): 0.2%		4,174,605

TOTAL INVESTMENTS BEFORE INVESTMENTS SOLD SHORT (Cost: $2,013,999,990): 100.8%		2,071,804,561

Liabilities in Excess of Other Assets: (0.8)%		(15,881,644)

NET ASSETS: 100.0%		$2,055,922,917

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
BADLARPP	Argentina Badlar Floating Rate Notes
CDOR	Canadian Dollar Offered Rate
CLO	Collateralized Loan Obligation
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
L.P.	Limited Partnership
OJSC	Open Joint-Stock Company
PIK	Payment-in-kind
PJSC	Public Joint-Stock Company
REMICS	Real Estate Mortgage Investment Conduit
USSW5	USD 5 year swap rate
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)

Securities with an aggregate fair value of $292,138,490 have been pledged as collateral for options, total return swaps, credit default swaps, interest rate swaps, securities sold short and futures positions.

(b)	Illiquid securities at June 30, 2018, at which time the aggregate value of these illiquid securities is $29,184,072 or 1.4% of net assets.
(c)	Security is fair valued under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent $13,556,913, or 0.7% of net assets.
(d)	Perpetual Call.
(e)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(f)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2018.
(g)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2018.
(h)	Floating Interest Rate.
(i)	When issued security.
(j)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(k)	Security is currently in default and/or non-income producing.
(l)	Pay-in-kind securities.
(m)	Interest Only security. Security with a notional or nominal principal amount.
(n)	Principal Only security.
(o)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(p)	For a breakout of open positions, see details shown in the Schedule of Purchased Options table that follows.

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungary Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

Litman Gregory Masters Alternative Strategies Fund

UNFUNDED LOAN COMMITMENTS at June 30, 2018 (Unaudited)

At June 30, 2018, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
GFL Environmental, Inc., 0.000%, 05/30/2025	$40,693	$40,490	$(203)

The accompanying notes are an integral part of these financial statements.

66	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SECURITIES SOLD SHORT at June 30, 2018 (Unaudited)

Shares		Value
COMMON STOCKS: (5.3)%
(128,717)	Alibaba Group Holding Ltd. ADR*	$(23,880,865)
(12,684)	Autoliv, Inc.	(1,816,603)
(10,302)	Bayerische Motoren Werke AG	(933,862)
(30,587)	Booz Allen Hamilton Holding Corp.	(1,337,570)
(8,230)	CACI International, Inc. Class A*	(1,387,167)
(9,248)	Cambrex Corp.*	(483,670)
(20,954)	CGI Group, Inc. Class A*	(1,326,807)
(34,840)	Choice Hotels International, Inc.	(2,633,904)
(61,964)	ConAgra Foods, Inc.	(2,213,974)
(56,760)	CSX Corp.	(3,620,153)
(17,819)	CVS Health Corp.	(1,146,653)
(13,165)	Daimler AG	(847,501)
(26,954)	DiamondRock Hospitality Co.	(330,995)
(86,335)	Discovery, Inc. Class A*	(2,374,213)
(2,225)	Eastman Chemical Co.	(222,411)
(46,942)	Energizer Holdings, Inc.	(2,955,468)
(15,451)	Extended Stay America, Inc.	(333,896)
(40,090)	Fiat Chrysler Automobiles N.V.*	(764,645)
(81,044)	Ford Motor Co.	(897,157)
(24,469)	GATX Corp.	(1,816,334)
(24,560)	General Motors Co.	(967,664)
(9,788)	Greenbrier Cos., Inc. (The)	(516,317)
(13,796)	Hilton Grand Vacations, Inc.*	(478,721)
(36,198)	Hilton Worldwide Holdings, Inc.	(2,865,434)
(33,080)	Honda Motor Co. Ltd.	(971,948)
(10,644)	Hospitality Properties Trust	(304,525)
(45,383)	Host Hotels & Resorts, Inc.	(956,220)
(8,714)	International Business Machines Corp.	(1,217,346)
(2,933)	International Flavors & Fragrances, Inc.	(363,575)
(21,112)	Marriott International, Inc. Class A	(2,672,779)
(4,754)	Marriott Vacations Worldwide Corp.	(537,012)
(7,787)	McDonald’s Corp.	(1,220,145)
(6,819)	Merck KGaA	(665,828)
(42,732)	National Retail Properties, Inc.	(1,878,499)
(12,210)	Pennsylvania Real Estate Investment Trust	(134,188)
(22,758)	Peugeot S.A.	(519,798)
(1,991)	PPG Industries, Inc.	(206,526)
(114,117)	Prologis, Inc.	(7,496,346)
(30,078)	Realty Income Corp.	(1,617,896)
(6,194)	Renault S.A.	(526,760)
(3,350)	RPM International, Inc.	(195,372)
(15,661)	Science Applications International Corp.	(1,267,445)
(6,526)	Sensient Technologies Corp.	(466,935)
(42,142)	ServiceMaster Global Holdings, Inc.*	(2,506,185)
(446)	Sherwin-Williams Co. (The)	(181,776)
(50,116)	Sinclair Broadcast Group, Inc. Class A	(1,611,229)
(40,513)	Sonic Corp.	(1,394,457)
(345,529)	Tencent Holdings Ltd.	(17,341,845)
(16,860)	Toyota Motor Corp.	(1,091,868)
(19,988)	Walt Disney Co. (The)	(2,094,942)
(69,861)	Wendy’s Co. (The)	(1,200,212)
(1,952)	WW Grainger, Inc.	(601,997)
(42,091)	Xcerra Corp.*	(588,011)
(16,520)	Yum! Brands, Inc.	(1,292,194)

TOTAL COMMON STOCKS (Proceeds $96,772,348)		(109,275,843)

Shares		Value
EXCHANGE-TRADED FUNDS: (2.7)%
(121,373)	Consumer Staples Select Sector SPDR Fund	$(6,254,351)
(69,297)	Industrial Select Sector SPDR Fund	(4,963,744)
(18,338)	iShares JP Morgan Emerging Markets Bond ETF	(1,957,948)
(5,401)	iShares North American Tech-Software ETF	(986,655)
(24,086)	iShares Russell 2000 ETF	(3,944,564)
(24,233)	iShares Russell 2000 Value ETF	(3,196,817)
(39,887)	SPDR S&P 500 ETF Trust	(10,820,545)
(120,367)	SPDR S&P Regional Banking ETF	(7,342,387)
(62,329)	Utilities Select Sector SPDR Fund	(3,238,615)
(37,636)	VanEck Vectors Semiconductor ETF	(3,864,088)
(113,668)	Vanguard Real Estate ETF	(9,258,259)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $55,105,391)		(55,827,973)

Principal Amount^
CORPORATE BONDS: (0.3)%
	Dr Pepper Snapple Group, Inc.
(3,478,000)	4.420%, 12/15/2046	(3,194,330)
	Platform Specialty Products Corp.
(373,000)	5.875%, 12/01/2025(e)	(365,074)
	Wyndham Destinations, Inc.
(2,866,000)	3.900%, 03/01/2023	(2,701,205)

TOTAL CORPORATE BONDS (Proceeds $6,198,829)		(6,260,609)

TOTAL SECURITIES SOLD SHORT (Proceeds $158,076,568)		$(171,364,425)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2018 (Unaudited)

At June 30, 2018, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2018	Fund Delivering	U.S. $ Value at June 30, 2018	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	7/3/2018	BRL	$321,427	USD	$331,728	$—	$(10,301)
	7/3/2018	USD	332,097	BRL	321,427	10,670	—
	7/6/2018	IDR	281,618	USD	290,221	—	(8,603)
	7/6/2018	USD	123,320	EUR	122,634	686	—
	7/6/2018	USD	117,424	HUF	112,969	4,455	—
	7/9/2018	SGD	187,149	USD	191,605	—	(4,456)
	7/9/2018	USD	187,706	SGD	187,150	556	—
	7/16/2018	BRL	185,045	USD	193,322	—	(8,277)
	7/16/2018	USD	189,053	BRL	185,045	4,008	—
	7/31/2018	USD	588,439	MXN	602,792	—	(14,353)
	8/3/2018	USD	116,474	JPY	116,529	—	(55)
BNP Paribas S.A.	7/9/2018	USD	115,720	ZAR	107,811	7,909	—
	7/9/2018	ZAR	107,811	USD	108,275	—	(464)
	7/16/2018	MXN	67,529	USD	65,051	2,478	—
	7/16/2018	MXN	134,042	USD	131,809	2,233	—
	7/16/2018	USD	191,036	MXN	201,572	—	(10,536)
	7/16/2018	USD	79,773	SEK	76,592	3,181	—
	7/20/2018	USD	115,820	CZK	115,534	286	—
	7/23/2018	THB	344,259	USD	345,162	—	(903)
	7/23/2018	USD	346,979	THB	344,259	2,720	—
Citibank N.A.	7/2/2018	NOK	119,632	USD	121,593	—	(1,961)
	7/2/2018	USD	118,910	NOK	119,632	—	(722)
	7/11/2018	PHP	82,983	USD	82,943	40	—
	7/11/2018	PHP	262,906	USD	268,135	—	(5,229)
	7/11/2018	USD	344,753	PHP	345,889	—	(1,136)
	7/20/2018	USD	116,036	PLN	114,807	1,229	—
Credit Suisse International	7/9/2018	JPY	38,086	USD	38,415	—	(329)
	7/9/2018	JPY	77,121	USD	77,924	—	(803)
	7/9/2018	MXN	120,213	USD	115,839	4,374	—
	7/9/2018	USD	116,202	JPY	115,206	996	—
	7/9/2018	USD	115,931	MXN	120,212	—	(4,281)
	7/30/2018	USD	2,241,556	COP	2,245,982	—	(4,426)
Deutsche Bank AG	7/2/2018	PEN	392,318	USD	392,486	—	(168)
	7/2/2018	USD	392,847	PEN	392,319	528	—
	7/3/2018	EUR	490,435	USD	521,441	—	(31,006)
	7/3/2018	USD	520,463	EUR	490,434	30,029	—
	7/5/2018	ILS	151,739	USD	155,769	—	(4,030)
	7/5/2018	USD	155,925	ILS	151,739	4,186	—
	7/6/2018	CNY	596,165	USD	615,744	—	(19,579)
	7/6/2018	USD	597,038	CNY	596,166	872	—
	7/9/2018	BRL	189,082	USD	197,484	—	(8,402)
	7/9/2018	USD	190,551	BRL	189,082	1,469	—
	7/16/2018	USD	193,231	THB	187,042	6,189	—
	7/25/2018	USD	1,907,766	GBP	1,899,615	8,151	—
	7/27/2018	USD	116,064	COP	116,147	—	(83)
	7/30/2018	USD	647,951	EUR	648,168	—	(217)
Goldman Sachs & Co.	9/14/2018	EUR	144,878	USD	143,885	993	—
	9/14/2018	GBP	22,374	USD	22,715	—	(341)

The accompanying notes are an integral part of these financial statements.

68	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2018 (Unaudited) (Continued)

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2018	Fund Delivering	U.S. $ Value at June 30, 2018	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co. (Continued)	9/14/2018	USD	$6,758,084	EUR	$6,681,421	$76,663	$—
	9/14/2018	USD	1,562,158	EUR	1,561,374	784	—
	9/14/2018	USD	95,562	EUR	96,038	—	(476)
	9/14/2018	USD	157,458	EUR	158,262	—	(804)
	9/14/2018	USD	103,959	EUR	104,843	—	(884)
	9/14/2018	USD	581,140	EUR	582,565	—	(1,425)
	9/14/2018	USD	722,245	EUR	723,804	—	(1,559)
	9/14/2018	USD	868,013	EUR	875,022	—	(7,009)
	9/14/2018	USD	1,617,651	GBP	1,595,363	22,288	—
	9/14/2018	USD	17,766	GBP	17,609	157	—
	9/14/2018	USD	29,641	GBP	29,524	117	—
	9/14/2018	USD	37,094	GBP	37,071	23	—
	9/14/2018	USD	35,370	GBP	35,350	20	—
	9/14/2018	USD	19,382	GBP	19,462	—	(80)
HSBC Holdings Plc	7/9/2018	THB	185,952	USD	193,435	—	(7,483)
	7/9/2018	USD	191,966	THB	185,952	6,014	—
	7/20/2018	TRY	118,907	USD	116,203	2,704	—
	7/20/2018	USD	114,650	TRY	118,907	—	(4,257)
	7/25/2018	JPY	116,820	USD	117,219	—	(399)
	7/25/2018	USD	117,661	JPY	116,821	840	—
JP Morgan Chase Bank N.A.	7/2/2018	USD	834,313	EUR	835,172	—	(859)
	8/28/2018	EUR	750,862	USD	745,445	5,417	—
	8/28/2018	EUR	772,393	USD	769,228	3,165	—
	8/28/2018	EUR	838,610	USD	837,802	808	—
	8/28/2018	EUR	838,982	USD	841,762	—	(2,780)
	8/28/2018	USD	10,019,588	EUR	9,906,914	112,674	—
	8/28/2018	USD	940,737	EUR	931,356	9,381	—
	8/28/2018	USD	995,904	EUR	987,937	7,967	—
	8/28/2018	USD	355,784	EUR	354,029	1,755	—
	8/28/2018	USD	54,277	EUR	53,748	529	—
	8/28/2018	USD	130,855	EUR	130,349	506	—
	8/28/2018	USD	641,161	EUR	645,937	—	(4,776)
	8/28/2018	USD	583,507	EUR	589,736	—	(6,229)
Morgan Stanley & Co.	7/2/2018	RUB	133,137	USD	134,349	—	(1,212)
	7/2/2018	USD	133,627	RUB	133,137	490	—
	7/5/2018	CNY	593,913	USD	611,785	—	(17,872)
	7/5/2018	PHP	270,556	USD	273,744	—	(3,188)
	7/5/2018	TWD	115,465	USD	118,734	—	(3,269)
	7/5/2018	USD	594,851	CNY	593,913	938	—
	7/5/2018	USD	117,569	TWD	115,466	2,103	—
	7/6/2018	MYR	198,029	USD	200,526	—	(2,497)
	7/6/2018	MYR	297,044	USD	301,515	—	(4,471)
	7/6/2018	USD	495,663	MYR	495,074	589	—
	7/9/2018	RUB	191,488	USD	192,865	—	(1,377)
	7/9/2018	USD	189,911	RUB	191,488	—	(1,577)
	7/10/2018	ARS	79,479	USD	90,485	—	(11,006)
	7/11/2018	USD	10,451,813	PLN	10,072,303	379,510	—
	7/16/2018	COP	4,495,000	USD	4,594,300	—	(99,300)
	7/16/2018	USD	116,121	KRW	112,232	3,889	—

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	69

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2018 (Unaudited) (Continued)

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2018	Fund Delivering	U.S. $ Value at June 30, 2018	Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley & Co. (Continued)	7/16/2018	USD	$116,221	MYR	$115,079	$1,142	$—
	7/18/2018	RUB	151,166	USD	150,120	1,046	—
	7/18/2018	TRY	112,515	USD	108,394	4,121	—
	7/18/2018	TWD	113,750	USD	113,993	—	(243)
	7/18/2018	USD	150,870	RUB	151,167	—	(297)
	7/18/2018	USD	109,121	TRY	112,516	—	(3,395)
	7/18/2018	USD	116,088	TWD	113,750	2,338	—
	7/20/2018	EUR	116,912	USD	117,114	—	(202)
	7/20/2018	USD	116,288	EUR	116,912	—	(624)
	7/23/2018	USD	395,521	GBP	396,267	—	(746)
	7/27/2018	USD	116,094	CLP	113,944	2,150	—
	7/30/2018	USD	194,118	RUB	195,045	—	(927)
	7/31/2018	GBP	105,711	USD	105,261	450	—
	7/31/2018	USD	104,818	GBP	105,710	—	(892)
	7/31/2018	USD	8,137,600	ZAR	8,239,713	—	(102,113)
	8/6/2018	CNY	593,516	USD	592,879	637	—
UBS AG	8/2/2018	USD	115,127	ZAR	116,197	—	(1,070)

			$75,143,431		$74,829,937	$749,453	$(435,959)

SCHEDULE OF FINANCIAL FUTURES CONTRACTS at June 30, 2018 (Unaudited)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts - Long
2YR U.S. Treasury Notes	1,280	256,000,000	$271,140,002	9/28/2018	$(41,471)

Total Long					$(41,471)

Futures Contracts - Short
5YR U.S. Treasury Notes	(1,690)	(169,000,000)	$(192,013,048)	9/28/2018	$(357,738)
10YR U.S. Treasury Notes	(641)	(64,100,000)	(77,040,188)	9/19/2018	(332,021)
S&P 500 E Mini Index	(135)	(6,750)	(18,370,800)	9/21/2018	376,775
Ultra-Long U.S. Treasury Bonds	(73)	(7,300,000)	(11,648,062)	9/19/2018	(595)

Total Short					$(313,579)

Total Futures Contracts					$(355,050)

The accompanying notes are an integral part of these financial statements.

70	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2018 (Unaudited)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged
Notional Amount(1)	Maturity Date	Payment Received	Payment Made	Fair Value	Upfront Payment Made (Received)	Unrealized Appreciation/ (Depreciation)
$224,760,000	1/05/2020	2.110%	3 Month LIBOR	$(2,045,451)	$—	$(2,045,451)
$37,840,000	4/13/2020	2.601%	3 Month LIBOR	(110,196)	—	(110,196)
CAD 11,100,000	9/14/2021	2.095%	3 Month CDOR	(70,280)	(159)	(70,121)
CAD 26,500,000	9/15/2021	2.110%	3 Month CDOR	(158,668)	(390)	(158,278)
CAD 26,500,000	9/15/2021	2.115%	3 Month CDOR	(155,538)	(393)	(155,145)
CAD 26,500,000	9/18/2021	2.120%	3 Month CDOR	(153,465)	(398)	(153,067)
CAD 20,710,000	9/19/2021	2.070%	3 Month CDOR	(144,445)	(291)	(144,154)
CAD 42,255,000	4/09/2022	2.365%	3 Month CDOR	(38,841)	—	(38,841)
CAD 4,500,000	9/14/2027	3 Month CDOR	2.351%	56,857	90	56,767
CAD 10,800,000	9/15/2027	3 Month CDOR	2.360%	130,354	220	130,134
CAD 10,800,000	9/15/2027	3 Month CDOR	2.365%	126,921	221	126,700
CAD 10,800,000	9/18/2027	3 Month CDOR	2.386%	112,787	226	112,561
CAD 8,340,000	9/19/2027	3 Month CDOR	2.363%	99,550	172	99,378
$44,530,000	1/05/2028	3 Month LIBOR	2.432%	1,827,199	—	1,827,199
CAD 14,880,000	4/09/2028	3 Month CDOR	2.564%	(2,919)	—	(2,919)
$3,526,000	4/11/2028	3 Month LIBOR	2.826%	29,247	—	29,247

				$(496,888)	$(702)	$(496,186)

(1)	Notional amounts are denominated in foreign currency.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2018	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
Advanced Micro Devices, Inc. 7.500%, 08/15/2022	6/20/2023	(5.000%)	1.438%		$(4,400,000)	$(693,899)	$(560,647)	$(133,252)
AES Corp. 4.875%, 05/15/2023	6/20/2023	(5.000%)	1.136%		(200,000)	(34,627)	(36,435)	1,808
AK Steel Corp. 7.000%, 03/15/2027	6/20/2023	(5.000%)	4.529%		(11,900,000)	(219,959)	(690,351)	470,392
Amkor Technology, Inc. 6.625%, 06/01/2021	6/20/2023	(5.000%)	2.103%		(10,950,000)	(1,367,789)	(1,519,240)	151,451
Anadarko Petroleum Corp. 6.950%, 06/15/2019	6/20/2023	(1.000%)	0.753%		(150,000)	(1,685)	(1,308)	(377)
Apache Corp. 3.250%, 04/15/2022	6/20/2023	(1.000%)	0.863%		(12,350,000)	(76,706)	42,484	(119,190)
ArcelorMittal 2.875%, 07/06/2020	6/20/2023	(5.000%)	1.618%	EUR	(2,500,000)	(465,559)	(465,166)	(393)
Arconic, Inc. 5.125%, 10/01/2024	6/20/2023	(1.000%)	2.016%		$(9,900,000)	435,118	367,831	67,287
Arrow Electronics, Inc. 6.000%, 04/01/2020	6/20/2023	(1.000%)	0.795%		(12,150,000)	(113,080)	(296,958)	183,878

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	71

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2018 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2018	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Avnet, Inc. 4.875%, 12/01/2022	6/20/2023	(1.000%)	1.002%		$(2,250,000)	$137	$1,030	$(893)
Avon Products, Inc. 6.500%, 03/01/2019	6/20/2023	(5.000%)	10.574%		(10,300,000)	1,805,541	1,447,063	358,478
Avon Products, Inc. 7.000%, 03/15/2023	6/20/2023	(5.000%)	10.574%		(900,000)	157,766	166,500	(8,734)
Barrick Gold Corp. 5.800%, 11/15/2034	6/20/2023	(1.000%)	0.782%		(12,250,000)	(121,751)	(143,802)	22,051
BAT International Finance Plc 2.375%, 01/19/2023	6/20/2023	(1.000%)	0.903%	EUR	(10,400,000)	(57,371)	(195,607)	138,236
Beazer Homes USA, Inc. 6.750%, 03/15/2025	6/20/2023	(5.000%)	3.800%		$(1,350,000)	(65,363)	(87,094)	21,731
Best Buy Co., Inc. 5.500%, 03/15/2021	6/20/2023	(5.000%)	0.822%		(6,750,000)	(1,279,928)	(1,281,486)	1,558
Block Financial LLC 5.500%, 11/01/2022	6/20/2023	(5.000%)	1.414%		(10,300,000)	(1,636,592)	(1,962,735)	326,143
BNP Paribas S.A. 1.500%, 03/12/2018	6/20/2023	(1.000%)	0.581%	EUR	(4,500,000)	(108,389)	(206,730)	98,341
Bombardier, Inc. 7.450%, 05/01/2034	6/20/2023	(5.000%)	2.479%		$(250,000)	(26,769)	(27,080)	311
British Telecommunications Plc 5.750%, 12/07/2028	6/20/2023	(1.000%)	0.901%	EUR	(10,450,000)	(58,522)	(193,874)	135,352
Campbell Soup Co. 4.250%, 04/15/2021	6/20/2023	(1.000%)	1.082%		$(12,450,000)	45,778	(109,192)	154,970
Canadian Natural Resources Ltd. 3.450%, 11/15/2021	6/20/2023	(1.000%)	0.589%		(6,550,000)	(123,285)	(115,327)	(7,958)
Cardinal Health, Inc. 4.625%, 12/15/2020	6/20/2023	(1.000%)	0.943%		(12,300,000)	(31,629)	(104,364)	72,735
Carrefour S.A. 1.750%, 05/22/2019	6/20/2023	(1.000%)	0.919%	EUR	(10,350,000)	(47,810)	(211,969)	164,159
Casino Guichard Perrachon S.A. 4.407%, 08/06/2019	6/20/2023	(1.000%)	3.978%		(1,350,000)	201,251	198,813	2,438
CBS Corp. 4.300%, 02/15/2021	6/20/2023	(1.000%)	0.826%		$(12,400,000)	(98,094)	(118,671)	20,577
CDX North America High Yield Index Series 30 5.000%, 06/20/2023	6/20/2023	(5.000%)	3.613%		(161,600,000)	(9,420,783)	(9,095,825)	(324,958)
Centrica Plc 7.000%, 09/19/2018	6/20/2023	(1.000%)	0.853%	EUR	(9,950,000)	(83,020)	(88,708)	5,688
Centrica Plc 6.375%, 03/10/2022	6/20/2023	(1.000%)	0.853%		(450,000)	(3,755)	(5,175)	1,420
CNH Industrial Finance Europe S.A. 2.750%, 03/18/2019	6/20/2023	(5.000%)	1.316%		(6,500,000)	(1,334,819)	(1,575,109)	240,290

The accompanying notes are an integral part of these financial statements.

72	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2018 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2018	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Comcast Corp. 5.700%, 07/01/2019	6/20/2023	(1.000%)	0.695%		$(4,400,000)	$(61,254)	$(104,052)	$42,798
Commerzbank AG 4.000%, 09/16/2020	6/20/2023	(1.000%)	0.950%	EUR	(10,350,000)	(48,775)	(208,775)	160,000
Deutsche Bank AG 0.171%, 04/11/2018	6/20/2023	(1.000%)	1.765%		(10,000,000)	418,703	(33,086)	451,789
Deutsche Bank AG 5.000%, 06/24/2020	6/20/2023	(1.000%)	1.765%		(650,000)	84,459	7,658	76,801
Deutsche Lufthansa AG 1.125%, 09/12/2019	6/20/2023	(1.000%)	0.841%		(8,650,000)	(77,982)	(104,745)	26,763
Devon Energy Corp. 7.950%, 04/15/2032	6/20/2023	(1.000%)	0.645%		$(12,350,000)	(200,371)	(11,766)	(188,605)
Diamond Offshore Drilling, Inc. 3.450%, 11/01/2023	6/20/2023	(1.000%)	2.948%		(300,000)	24,362	18,914	5,448
DISH DBS Corp. 6.750%, 06/01/2021	6/20/2023	(5.000%)	6.253%		(10,750,000)	494,516	597,251	(102,735)
Electrolux AB 1.000%, 12/05/2019	6/20/2023	(1.000%)	0.594%	EUR	(4,350,000)	(101,535)	(142,207)	40,672
Enbridge, Inc. 3.500%, 06/10/2024	6/20/2023	(1.000%)	0.981%		$(12,400,000)	(10,751)	52,719	(63,470)
Encana Corp. 6.500%, 05/15/2019	6/20/2023	(1.000%)	0.685%		(12,400,000)	(178,290)	(15,588)	(162,702)
Enel SpA 5.250%, 05/20/2024	6/20/2023	(1.000%)	1.008%	EUR	(4,450,000)	1,960	10,214	(8,254)
Energy Transfer Partners L.P. 4.150%, 10/01/2020	6/20/2023	(1.000%)	1.098%		$(12,400,000)	54,176	30,240	23,936
Expedia Group, Inc. 4.500%, 08/15/2024	6/20/2023	(1.000%)	0.941%		(12,400,000)	(32,870)	58,559	(91,429)
Fiat Chrysler Automobiles N.V. 4.500%, 04/15/2020	6/20/2023	(5.000%)	1.856%	EUR	(4,300,000)	(737,193)	(759,905)	22,712
First Data Corp. 7.000%, 12/01/2023	6/20/2023	(5.000%)	1.652%		$(10,800,000)	(1,587,054)	(1,484,238)	(102,816)
Frontier Communications Corp. 9.000%, 08/15/2031	6/20/2023	(5.000%)	15.090%		(3,450,000)	940,626	918,500	22,126
Gap, Inc. (The) 5.950%, 04/12/2021	6/20/2023	(1.000%)	1.245%		(12,600,000)	137,611	148,225	(10,614)
General Electric Co. 2.700%, 10/09/2022	6/20/2023	(1.000%)	0.822%		(12,350,000)	(99,999)	(50,154)	(49,845)
General Mills, Inc. 3.150%, 12/15/2021	6/20/2023	(1.000%)	0.825%		(12,300,000)	(97,725)	(176,991)	79,266
General Motors Co. 3.500%, 10/02/2018	6/20/2023	(5.000%)	1.181%		(10,400,000)	(1,776,509)	(1,891,470)	114,961
Hess Corp. 3.500%, 07/15/2024	6/20/2023	(1.000%)	0.950%		(200,000)	(455)	(1,570)	1,115

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	73

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2018 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2018	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Host Hotels & Resorts L.P. 4.750%, 03/01/2023	6/20/2023	(1.000%)	0.565%		$(5,000,000)	$(99,751)	$(103,851)	$4,100
HP, Inc. 4.650%, 12/09/2021	6/20/2023	(1.000%)	0.552%		(2,200,000)	(45,219)	(50,300)	5,081
Imperial Brands Finance Plc 6.250%, 12/04/2018	6/20/2023	(1.000%)	0.980%	EUR	(10,150,000)	(11,383)	(197,189)	185,806
JC Penney Corp., Inc. 6.375%, 10/15/2036	6/20/2023	(5.000%)	12.308%		$(10,900,000)	2,360,161	1,849,175	510,986
KB Home 7.000%, 12/15/2021	6/20/2023	(5.000%)	2.275%		(6,650,000)	(776,028)	(869,367)	93,339
Kinder Morgan, Inc. 3.050%, 12/01/2019	6/20/2023	(1.000%)	0.936%		(12,400,000)	(35,922)	24,419	(60,341)
Koninklijke KPN N.V. 7.500%, 02/04/2019	6/20/2023	(1.000%)	0.926%	EUR	(4,350,000)	(18,157)	(41,777)	23,620
Kraft Heinz Foods Co. 6.375%, 07/15/2028	6/20/2023	(1.000%)	0.938%		$(12,400,000)	(34,803)	(79,953)	45,150
Kroger Co. (The) 6.150%, 01/15/2020	6/20/2023	(1.000%)	0.781%		(12,450,000)	(123,902)	61,304	(185,206)
L Brands, Inc. 5.625%, 10/15/2023	6/20/2023	(1.000%)	2.752%		(13,250,000)	975,222	778,430	196,792
Leonardo SpA 5.750%, 12/12/2018	6/20/2023	(5.000%)	2.038%	EUR	(8,900,000)	(1,426,699)	(1,961,833)	535,134
Lincoln National Corp. 6.250%, 02/15/2020	6/20/2023	(1.000%)	0.799%		$(4,400,000)	(40,265)	(54,344)	14,079
McKesson Corp. 7.650%, 03/01/2027	6/20/2023	(1.000%)	0.792%		(12,250,000)	(115,625)	(164,932)	49,307
Meritor, Inc. 6.250%, 02/15/2024	6/20/2023	(5.000%)	1.700%		(3,550,000)	(513,252)	(545,079)	31,827
MGIC Investment Corp. 5.750%, 08/15/2023	6/20/2023	(5.000%)	1.658%		(900,000)	(131,998)	(132,220)	222
MGM Resorts International 6.750%, 10/01/2020	6/20/2023	(5.000%)	1.864%		(5,450,000)	(743,942)	(834,394)	90,452
Nabors Industries, Inc. 5.500%, 01/15/2023	6/20/2023	(1.000%)	3.569%		(11,150,000)	1,165,575	1,021,410	144,165
National Australia Bank Ltd. 2.400%, 12/09/2019	6/20/2023	(1.000%)	0.663%		(4,400,000)	(67,727)	(97,695)	29,968
National Grid Plc 5.000%, 07/02/2018	6/20/2023	(1.000%)	0.627%	EUR	(6,650,000)	(142,155)	(186,487)	44,332
Newell Brands, Inc. 3.850%, 04/01/2023	6/20/2023	(1.000%)	1.334%		$(12,600,000)	186,727	148,663	38,064
Newmont Mining Corp. 5.875%, 04/01/2035	6/20/2023	(1.000%)	0.668%		(4,450,000)	(67,450)	(75,878)	8,428
NRG Energy, Inc. 6.250%, 07/15/2022	6/20/2023	(5.000%)	1.753%		(100,000)	(14,197)	(15,364)	1,167
Olin Corp. 5.500%, 08/15/2022	6/20/2023	(1.000%)	1.584%		(7,050,000)	181,169	133,202	47,967

The accompanying notes are an integral part of these financial statements.

74	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2018 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2018	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Omnicom Group, Inc. / Omnicom Capital, Inc. 4.450%, 08/15/2020	6/20/2023	(1.000%)	0.577%		$(12,150,000)	$(235,373)	$(277,365)	$41,992
Pitney Bowes, Inc. 6.250%, 03/15/2019	6/20/2023	(1.000%)	4.770%		(7,950,000)	1,164,579	1,005,385	159,194
PostNL N.V. 7.500%, 08/14/2018	6/20/2023	(1.000%)	0.671%	EUR	(10,300,000)	(193,950)	(259,726)	65,776
Publicis Groupe S.A. 1.125%, 12/16/2021	6/20/2023	(1.000%)	0.654%		(10,250,000)	(203,058)	(243,777)	40,719
PulteGroup, Inc. 7.875%, 06/15/2032	6/20/2023	(5.000%)	1.395%		$(100,000)	(15,987)	(17,721)	1,734
Radian Group, Inc. 5.250%, 06/15/2020	6/20/2023	(5.000%)	1.679%		(7,950,000)	(1,157,837)	(1,140,205)	(17,632)
Renault S.A. 3.125%, 03/05/2021	6/20/2023	(1.000%)	1.010%	EUR	(6,350,000)	3,650	(94,220)	97,870
Royal Caribbean Cruises Ltd. 5.250%, 11/15/2022	6/20/2023	(5.000%)	1.016%		$(6,750,000)	(1,220,843)	(1,350,791)	129,948
RR Donnelley & Sons Co. 7.875%, 03/15/2021	6/20/2023	(5.000%)	7.788%		(23,550,000)	2,280,110	1,515,063	765,047
Ryder System, Inc. 2.550%, 06/01/2019	6/20/2023	(1.000%)	0.836%		(8,700,000)	(64,638)	(152,772)	88,134
Schaeffler Finance BV 2.500%, 05/15/2020	6/20/2023	5.000%	1.282%	EUR	2,200,000	(456,645)	(556,865)	100,220
Simon Property Group L.P. 4.375%, 03/01/2021	6/20/2023	(1.000%)	0.695%		$(10,000,000)	(139,164)	(163,600)	24,436
Societe Generale S.A. 4.000%, 06/07/2023	6/20/2023	(1.000%)	0.591%	EUR	(10,300,000)	(213,291)	(433,523)	220,232
Southwest Airlines Co. 2.650%, 11/05/2020	6/20/2023	(1.000%)	0.611%		$(4,450,000)	(79,179)	(74,992)	(4,187)
Sudzucker International Finance BV 1.250%, 11/29/2023	6/20/2023	(1.000%)	0.949%	EUR	(10,500,000)	(30,254)	(152,853)	122,599
Target Corp. 3.875%, 07/15/2020	6/20/2023	(1.000%)	0.455%		$(12,000,000)	(301,533)	(314,480)	12,947
Telecom Italia SpA 5.375%, 01/29/2019	6/20/2023	(1.000%)	2.024%	EUR	(2,400,000)	133,122	79,657	53,465
Tenet Healthcare Corp. 6.875%, 11/15/2031	6/20/2023	(5.000%)	3.737%		$(300,000)	(15,333)	(17,996)	2,663
Toll Brothers Finance Corp. 4.375%, 04/15/2023	6/20/2023	(1.000%)	1.626%		(6,700,000)	184,143	142,634	41,509
Transocean, Inc. 5.800%, 10/15/2022	6/20/2023	(1.000%)	3.575%		(250,000)	26,187	19,375	6,812
UniCredit SpA 4.375%, 01/29/2020	6/20/2023	(1.000%)	1.462%	EUR	(10,650,000)	272,417	260,222	12,195
United Rentals North America, Inc. 5.750%, 11/15/2024	6/20/2023	(5.000%)	1.487%		$(2,100,000)	(326,003)	(329,228)	3,225

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	75

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2018 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2018	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
United States Steel Corp. 6.650%, 06/01/2037	6/20/2023	(5.000%)	2.320%		$(3,450,000)	$(395,296)	$(433,452)	$38,156
United Utilities Plc 6.875%, 08/15/2028	6/20/2023	(1.000%)	0.861%	EUR	(10,100,000)	(79,936)	(121,807)	41,871
Universal Health Services, Inc. 3.750%, 08/01/2019	6/20/2023	(1.000%)	0.910%		$(2,400,000)	(9,821)	(28,275)	18,454
Viacom, Inc. 6.875%, 04/30/2036	6/20/2023	(1.000%)	1.272%		(12,350,000)	149,771	29,223	120,548
Volkswagen International Finance N.V. 0.500%, 03/30/2021	6/20/2023	(1.000%)	0.998%	EUR	(2,200,000)	(223)	2,466	(2,689)
Wells Fargo & Co. 3.069%, 01/24/2023	6/20/2023	(1.000%)	0.547%		$(8,800,000)	(183,030)	(181,853)	(1,177)
Wendel S.A. 3.750%, 01/21/2021	6/20/2023	(5.000%)	1.076%	EUR	(4,550,000)	(1,005,258)	(1,070,995)	65,737
Weyerhaeuser Co. 7.125%, 07/15/2023	6/20/2023	(1.000%)	0.515%		$(50,000)	(1,114)	(1,193)	79
Whirlpool Corp. 4.850%, 06/15/2021	6/20/2023	(1.000%)	0.881%		(12,250,000)	(66,360)	(172,616)	106,256
Williams Cos Inc. (The) 4.550%, 06/24/2024	6/20/2023	(1.000%)	0.971%		(9,050,000)	(11,735)	25,058	(36,793)
WPP Finance S.A. 6.375%, 11/06/2020	6/20/2023	(1.000%)	0.926%	EUR	(10,500,000)	(44,265)	(157,014)	112,749
Xerox Corp. 2.750%, 09/01/2020	6/20/2023	(1.000%)	2.117%		$(8,650,000)	416,152	384,310	31,842

Total Buy Protection						$(19,039,559)	$(25,689,385)	$6,649,826

Sell Protection
Accor S.A. 2.625%, 02/05/2021	6/20/2023	1.000%	0.705%	EUR	10,400,000	$175,535	$280,777	$(105,242)
Advanced Micro Devices, Inc. 7.500%, 08/15/2022	6/20/2023	5.000%	1.438%		$3,550,000	559,850	574,694	(14,844)
Aegon N.V. 6.125%, 12/15/2031	6/20/2023	1.000%	0.806%	EUR	9,900,000	109,599	269,305	(159,706)
AES Corp. 4.875%, 05/15/2023	6/20/2023	5.000%	1.136%		$10,600,000	1,835,241	1,794,443	40,798
Ahold Finance LLC 6.875%, 05/01/2029	6/20/2023	1.000%	0.560%	EUR	6,650,000	168,387	190,135	(21,748)
AK Steel Corp. 7.000%, 03/15/2027	6/20/2023	5.000%	4.529%		$50,000	924	2,032	(1,108)
Akzo Nobel N.V. 4.000%, 12/17/2018	6/20/2023	1.000%	0.606%	EUR	2,200,000	49,793	79,895	(30,102)
Ally Financial, Inc. 7.500%, 09/15/2020	6/20/2023	5.000%	1.434%		$2,200,000	347,430	371,721	(24,291)

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2018 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2018	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
American Axle & Manufacturing, Inc. 6.625%, 10/15/2022	6/20/2023	5.000%	2.779%		$11,150,000	$1,039,839	$1,121,077	$(81,238)
American International Group, Inc. 6.250%, 05/01/2036	6/20/2023	1.000%	0.831%		11,000,000	84,466	131,675	(47,209)
Anadarko Petroleum Corp. 6.950%, 06/15/2019	6/20/2023	1.000%	0.753%		12,400,000	139,289	45,593	93,696
Anglo American Capital Plc 4.450%, 09/27/2020	6/20/2023	5.000%	1.597%	EUR	8,350,000	1,565,934	2,067,578	(501,644)
Anglo American Capital Plc 4.125%, 04/15/2021	6/20/2023	5.000%	1.597%		400,000	75,014	90,902	(15,888)
Apache Corp. 3.250%, 04/15/2022	6/20/2023	1.000%	0.863%		$50,000	311	439	(128)
ArcelorMittal 2.875%, 07/06/2020	6/20/2023	5.000%	1.618%	EUR	7,700,000	1,433,922	1,809,930	(376,008)
Autostrade per l’Italia SpA 5.875%, 06/09/2024	6/20/2023	1.000%	1.115%		9,900,000	(64,133)	129,521	(193,654)
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.250%, 03/15/2025	6/20/2023	5.000%	4.125%		$11,400,000	397,485	1,082,332	(684,847)
Avnet, Inc. 4.875%, 12/01/2022	6/20/2023	1.000%	1.002%		12,200,000	(743)	73,557	(74,300)
Berkshire Hathaway, Inc. 2.750%, 03/15/2023	6/20/2023	1.000%	0.604%		12,200,000	221,272	273,139	(51,867)
Best Buy Co., Inc. 5.500%, 03/15/2021	6/20/2023	5.000%	0.822%		10,300,000	1,953,075	2,065,243	(112,168)
Block Financial LLC 5.500%, 11/01/2022	6/20/2023	5.000%	1.414%		2,300,000	365,453	426,612	(61,159)
Bombardier, Inc. 7.450%, 05/01/2034	6/20/2023	5.000%	2.479%		11,400,000	1,220,696	1,009,556	211,140
Boston Scientific Corp. 6.000%, 01/15/2020	6/20/2023	1.000%	0.446%		2,350,000	60,022	55,223	4,799
Carlsberg Breweries A/S 2.625%, 11/15/2022	6/20/2023	1.000%	0.566%	EUR	6,450,000	160,962	187,354	(26,392)
CBS Corp. 4.300%, 02/15/2021	6/20/2023	1.000%	0.826%		$4,400,000	34,808	31,777	3,031
CenturyLink, Inc. 6.150%, 09/15/2019	6/20/2023	1.000%	3.720%		7,000,000	(770,209)	(784,109)	13,900
Chesapeake Energy Corp. 6.625%, 08/15/2020	6/20/2023	5.000%	4.876%		11,550,000	55,909	(178,625)	234,534
Conagra Brands, Inc. 7.000%, 10/01/2028	6/20/2023	1.000%	0.846%		12,250,000	85,736	230,639	(144,903)
Daimler AG 0.625%, 03/05/2020	6/20/2023	1.000%	0.865%	EUR	4,400,000	33,685	112,913	(79,228)
Darden Restaurants, Inc. 3.850%, 05/01/2027	6/20/2023	1.000%	0.520%		$4,300,000	94,828	90,026	4,802
Devon Energy Corp. 7.950%, 04/15/2032	6/20/2023	1.000%	0.645%		7,100,000	115,193	83,086	32,107

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	77

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2018 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2018	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Diamond Offshore Drilling, Inc. 3.450%, 11/01/2023	6/20/2023	1.000%	2.948%		$13,600,000	$(1,104,370)	$(1,324,076)	$219,706
DISH DBS Corp. 6.750%, 06/01/2021	6/20/2023	5.000%	6.253%		4,300,000	(197,806)	(186,875)	(10,931)
Domtar Corp. 4.400%, 04/01/2022	6/20/2023	1.000%	0.856%		12,350,000	80,669	84,497	(3,828)
DR Horton, Inc. 4.750%, 02/15/2023	6/20/2023	1.000%	0.864%		6,100,000	37,502	114,515	(77,013)
Eastman Chemical Co. 7.600%, 02/01/2027	6/20/2023	1.000%	0.590%		12,150,000	228,176	277,427	(49,251)
Electricite de France S.A. 5.625%, 02/21/2033	6/20/2023	1.000%	0.725%	EUR	10,400,000	163,528	241,475	(77,947)
Enbridge, Inc. 3.500%, 06/10/2024	6/20/2023	1.000%	0.981%		$50,000	43	—	43
Encana Corp. 6.500%, 05/15/2019	6/20/2023	1.000%	0.685%		6,700,000	96,334	78,723	17,611
Enel SpA 4.750%, 06/12/2018	6/20/2023	1.000%	1.008%	EUR	9,800,000	(4,316)	241,108	(245,424)
Eni SpA 4.250%, 02/03/2020	6/20/2023	1.000%	0.755%		2,200,000	30,743	73,175	(42,432)
Experian Finance Plc 4.750%, 11/23/2018	6/20/2023	1.000%	0.536%		6,400,000	170,800	195,031	(24,231)
Fiat Chrysler Automobiles N.V. 4.500%, 04/15/2020	6/20/2023	5.000%	1.856%		9,050,000	1,551,534	1,953,906	(402,372)
First Data Corp. 7.000%, 12/01/2023	6/20/2023	5.000%	1.652%		$7,250,000	1,065,384	1,113,272	(47,888)
FirstEnergy Corp. 7.375%, 11/15/2031	6/20/2023	1.000%	0.654%		12,150,000	191,901	213,187	(21,286)
Ford Motor Co. 4.346%, 12/08/2026	6/20/2023	5.000%	1.297%		10,500,000	1,731,268	1,835,669	(104,401)
Fortum OYJ 6.000%, 03/20/2019	6/20/2023	1.000%	0.564%	EUR	4,450,000	111,500	136,662	(25,162)
Gas Natural Capital Markets S.A. 4.500%, 01/27/2020	6/20/2023	1.000%	0.833%		10,400,000	98,976	214,483	(115,507)
General Electric Co. 2.700%, 10/09/2022	6/20/2023	1.000%	0.822%		$50,000	405	462	(57)
General Motors Co. 3.500%, 10/02/2018	6/20/2023	5.000%	1.181%		12,800,000	2,186,473	2,374,827	(188,354)
HCA, Inc. 7.500%, 02/15/2022	6/20/2023	5.000%	1.545%		10,650,000	1,622,240	1,772,497	(150,257)
Hess Corp. 3.500%, 07/15/2024	6/20/2023	1.000%	0.950%		12,500,000	28,427	(161,057)	189,484
Imperial Brands Finance Plc 6.250%, 12/04/2018	6/20/2023	1.000%	0.980%	EUR	2,400,000	—	2,713	(2,713)
International Lease Finance Corp. 8.250%, 12/15/2020	6/20/2023	5.000%	0.943%		$10,350,000	1,896,475	2,028,197	(131,722)
International Paper Co. 7.500%, 08/15/2021	6/20/2023	1.000%	0.709%		4,350,000	57,661	56,969	692

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2018 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2018	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
ITV Plc 2.125%, 09/21/2022	6/20/2023	5.000%	1.129%	EUR	8,750,000	$1,902,913	$1,932,982	$(30,069)
JC Penney Corp., Inc. 6.375%, 10/15/2036	6/20/2023	5.000%	12.308%		$4,700,000	(1,017,684)	(998,250)	(19,434)
KB Home 7.000%, 12/15/2021	6/20/2023	5.000%	2.275%		10,700,000	1,248,648	1,581,719	(333,071)
Kohl’s Corp. 4.000%, 11/01/2021	6/20/2023	1.000%	1.222%		12,600,000	(124,808)	(161,394)	36,586
Kroger Co. (The) 6.150%, 01/15/2020	6/20/2023	1.000%	0.781%		8,550,000	85,089	77,333	7,756
LANXESS AG 0.250%, 10/07/2021	6/20/2023	1.000%	0.778%	EUR	2,300,000	29,056	44,074	(15,018)
Lincoln National Corp. 6.250%, 02/15/2020	6/20/2023	1.000%	0.799%		$12,050,000	110,273	196,869	(86,596)
Macy’s Retail Holdings, Inc. 3.450%, 01/15/2021	6/20/2023	1.000%	1.648%		12,900,000	(366,936)	(550,772)	183,836
Marks & Spencer Plc 6.125%, 12/02/2019	6/20/2023	1.000%	1.432%	EUR	4,300,000	(103,101)	(98,825)	(4,276)
MBIA, Inc. 6.625%, 10/01/2028	6/20/2023	5.000%	5.683%		$6,450,000	(165,334)	(536,100)	370,766
Metsa Board OYJ 4.000%, 03/13/2019	6/20/2023	5.000%	0.623%	EUR	7,500,000	1,882,975	2,085,821	(202,846)
MGM Resorts International 6.750%, 10/01/2020	6/20/2023	5.000%	1.864%		$10,500,000	1,433,284	1,845,235	(411,951)
Mondelez International, Inc. 4.000%, 02/01/2024	6/20/2023	1.000%	0.626%		12,150,000	207,817	187,850	19,967
Motorola Solutions, Inc. 7.500%, 05/15/2025	6/20/2023	1.000%	0.721%		12,250,000	155,534	208,681	(53,147)
Navient Corp. 5.500%, 01/25/2023	6/20/2023	5.000%	2.890%		2,100,000	185,202	223,269	(38,067)
Newmont Mining Corp. 5.875%, 04/01/2035	6/20/2023	1.000%	0.668%		12,200,000	184,920	207,915	(22,995)
Next Plc 5.375%, 10/26/2021	6/20/2023	1.000%	1.115%	EUR	10,550,000	(68,056)	(95,839)	27,783
Nokia OYJ 6.750%, 02/04/2019	6/20/2023	5.000%	0.973%		2,250,000	512,311	536,164	(23,853)
Nordstrom, Inc. 6.950%, 03/15/2028	6/20/2023	1.000%	1.614%		$12,100,000	(326,458)	(537,445)	210,987
NRG Energy, Inc. 6.250%, 07/15/2022	6/20/2023	5.000%	1.753%		10,800,000	1,533,241	1,550,461	(17,220)
Olin Corp. 5.500%, 08/15/2022	6/20/2023	1.000%	1.584%		900,000	(23,128)	(10,270)	(12,858)
Pearson Funding Five Plc 1.375%, 05/06/2025	6/20/2023	1.000%	0.550%	EUR	4,450,000	115,211	139,306	(24,095)
Pernod Ricard S.A. 4.250%, 07/15/2022	6/20/2023	1.000%	0.518%		10,300,000	285,958	398,048	(112,090)
Peugeot S.A. 2.375%, 04/14/2023	6/20/2023	5.000%	1.459%		2,150,000	421,912	427,050	(5,138)
PulteGroup, Inc. 7.875%, 06/15/2032	6/20/2023	5.000%	1.395%		$10,700,000	1,710,608	1,921,024	(210,416)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	79

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2018 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2018	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Repsol International Finance BV 4.875%, 02/19/2019	6/20/2023	1.000%	0.763%	EUR	10,450,000	$141,135	$295,624	$(154,489)
Royal Caribbean Cruises Ltd. 5.250%, 11/15/2022	6/20/2023	5.000%	1.016%		$10,200,000	1,844,830	2,126,583	(281,753)
RR Donnelley & Sons Co. 7.875%, 03/15/2021	6/20/2023	5.000%	7.788%		10,550,000	(1,021,450)	(477,562)	(543,888)
Sherwin-Williams Co. (The) 7.375%, 02/01/2027	6/20/2023	1.000%	0.839%		12,350,000	90,525	185,793	(95,268)
Simon Property Group L.P. 4.375%, 03/01/2021	6/20/2023	1.000%	0.695%		6,300,000	87,673	87,804	(131)
Stora Enso OYJ 2.125%, 06/16/2023	6/20/2023	5.000%	0.748%	EUR	8,750,000	2,123,233	2,378,205	(254,972)
Sudzucker International Finance BV 1.250%, 11/29/2023	6/20/2023	1.000%	0.949%		2,100,000	6,051	9,652	(3,601)
Tate & Lyle International Finance Plc 6.750%, 11/25/2019	6/20/2023	1.000%	0.658%		4,250,000	83,387	93,849	(10,462)
Telecom Italia SpA 5.375%, 01/29/2019	6/20/2023	1.000%	2.024%		10,450,000	(579,638)	(176,618)	(403,020)
Telefonaktiebolaget LM Ericsson 4.125%, 05/15/2022	6/20/2023	1.000%	1.344%		10,700,000	(204,858)	(375,302)	170,444
Tenet Healthcare Corp. 6.875%, 11/15/2031	6/20/2023	5.000%	3.737%		$11,900,000	608,204	506,895	101,309
Tesco Plc 6.000%, 12/14/2029	6/20/2023	1.000%	1.122%	EUR	10,500,000	(71,989)	(144,895)	72,906
thyssenkrupp AG 3.125%, 10/25/2019	6/20/2023	1.000%	1.332%		2,100,000	(38,873)	(10,774)	(28,099)
Toll Brothers Finance Corp. 4.375%, 04/15/2023	6/20/2023	1.000%	1.626%		$13,200,000	(362,790)	(138,138)	(224,652)
Transocean, Inc. 5.800%, 10/15/2022	6/20/2023	1.000%	3.575%		13,750,000	(1,440,311)	(1,496,187)	55,876
Tyson Foods, Inc. 4.500%, 06/15/2022	6/20/2023	1.000%	0.684%		12,200,000	176,216	252,532	(76,316)
United Rentals North America, Inc. 5.750%, 11/15/2024	6/20/2023	5.000%	1.487%		10,550,000	1,637,780	2,040,621	(402,841)
Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC 8.250%, 10/15/2023	6/20/2023	5.000%	5.912%		12,050,000	(408,880)	(287,917)	(120,963)
Verizon Communications, Inc. 2.550%, 06/17/2019	6/20/2023	1.000%	0.750%		8,850,000	100,725	119,489	(18,764)
Viacom, Inc. 6.875%, 04/30/2036	6/20/2023	1.000%	1.272%		4,700,000	(56,999)	(68,186)	11,187
Volkswagen International Finance N.V. 0.500%, 03/30/2021	6/20/2023	1.000%	0.998%	EUR	9,900,000	1,003	231,498	(230,495)

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2018 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2018	Notional Amount(4)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Weatherford International Ltd. 4.500%, 04/15/2022	6/20/2023	1.000%	6.422%		$9,550,000	$(1,890,840)	$(1,779,375)	$(111,465)
Wendel S.A. 3.750%, 01/21/2021	6/20/2023	5.000%	1.076%	EUR	8,200,000	1,811,674	2,296,079	(484,405)
Weyerhaeuser Co. 7.125%, 07/15/2023	6/20/2023	1.000%	0.515%		$12,200,000	271,825	198,700	73,125
Xerox Corp. 2.750%, 09/01/2020	6/20/2023	1.000%	2.117%		13,100,000	(630,242)	(90,400)	(539,842)
Yum! Brands, Inc. 3.875%, 11/01/2020	6/20/2023	1.000%	1.089%		12,350,000	(49,258)	123,617	(172,875)

Total Sell Protection						$33,630,700	$41,531,720	$(7,901,020)

Total						$14,591,141	$15,842,335	$(1,251,194)

(1)

For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)

For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)

For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America High Yield Index Series 30.

(4)	Notional amounts are denominated in foreign currency.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2018	Notional Amount(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
Enel SpA 4.750%, 06/12/2018	12/20/2022	Barclays Bank Plc	(1.000%)	0.920%	EUR	(1,270,000)	$(5,239)	$(22,504)	$17,265
Elis S.A. 3.000%, 04/30/2022	6/20/2023	JP Morgan Chase Bank N.A.	(5.000%)	1.511%		(1,350,000)	(260,453)	(307,911)	47,458
SES S.A. 4.625%, 03/09/2020	6/20/2023	JP Morgan Chase Bank N.A.	(1.000%)	0.913%		(10,400,000)	(51,319)	(65,704)	14,385
CDX Emerging Markets Index Series 29 1.000%, 06/20/2023	6/20/2023	Morgan Stanley Capital Services, Inc.	(1.000%)	1.900%		$(5,825,000)	231,223	139,394	91,829
iTraxx Asia ex-Japan Investment Grade Index Series 29 1.000%, 06/20/2023	6/20/2023	Morgan Stanley Capital Services, Inc.	(1.000%)	0.923%		(4,750,000)	(16,615)	(49,899)	33,284

Total Buy Protection							$(102,403)	$(306,624)	$204,221

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	81

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at June 30, 2018 (Unaudited) (Continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (CONTINUED)

Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2018	Notional Amount(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection
Capgemini SE 1.750%, 07/01/2020	6/20/2023	JP Morgan Chase Bank N.A.	1.000%	0.430%	EUR	2,200,000	$72,517	$68,890	$3,627
Premier Foods Finance Plc 6.250%, 10/15/2023	6/20/2023	JP Morgan Chase Bank N.A.	5.000%	2.955%		450,000	47,998	51,618	(3,620)
Premier Foods Finance Plc 6.500%, 03/15/2021	6/20/2023	JP Morgan Chase Bank N.A.	5.000%	2.955%		5,550,000	591,966	563,701	28,265
Thomas Cook Group Plc 6.250%, 06/15/2022	6/20/2023	JP Morgan Chase Bank N.A.	5.000%	2.564%		9,250,000	1,193,695	1,524,004	(330,309)
United Continental Holdings, Inc. 5.000%, 02/01/2024	6/20/2023	JP Morgan Chase Bank N.A.	5.000%	2.391%		$10,650,000	1,184,592	1,305,741	(121,149)

Total Sell Protection							$3,090,768	$3,513,954	$(423,186)

Total							$2,988,365	$3,207,330	$(218,965)

(1)	Notional amounts are denominated in foreign currency.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation(1)	Maturity Date	Counterparty	Floating Rate Index(2)	Floating Rate Spread(2)	Notional Amount(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)*
Sky Plc GBP	2/26/2019	Goldman Sachs International	1 Month GBP LIBOR	0.450%	GBP	(4,190,062)	$—	$—	$—
iBoxx Liquid High Yield Index USD	9/20/2018	JP Morgan Chase Bank N.A.	3 Month LIBOR	2.202%		$30,000,000	7,332	—	7,332
First Group Plc GBP	4/12/2019	Morgan Stanley & Co.	1 Month GBP LIBOR	0.900%	GBP	(530,521)	—	—	—
Inmarsat Plc GBP	6/28/2019	Morgan Stanley & Co.	1 Month GBP LIBOR	0.900%		(1,121,005)	(40,260)	—	(40,260)
Sky Plc GBP	4/24/2019	Morgan Stanley & Co.	1 Month GBP LIBOR	1.500%		(972,117)	—	—	—

Total							$(32,928)	$—	$(32,928)

*	There are no upfront payments on the swap contract(s), therefore the unrealized appreciation (depreciation) on the swap contracts is equal to their fair value.
(1)	The Fund receives payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.
(2)	During the period, the Fund received periodic payments of $1,856,287 and made periodic payments of $194,319.
(3)	Notional amounts are denominated in foreign currency.

The accompanying notes are an integral part of these financial statements.

82	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF PURCHASED OPTIONS at June 30, 2018 (Unaudited)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Akorn, Inc.	Goldman Sachs & Co.	$15.00	9/21/2018	143	14,300	$84,370	$43,819	$40,551
Akorn, Inc.	Goldman Sachs & Co.	17.50	9/21/2018	6	600	2,940	2,764	176
AT&T, Inc.	Goldman Sachs & Co.	34.50	7/13/2018	570	57,000	570	52,942	(52,372)
Nxp Semiconductors N.V.	Goldman Sachs & Co.	100.00	8/17/2018	249	24,900	344,865	259,120	85,745
Nxp Semiconductors N.V.	Goldman Sachs & Co.	105.00	8/17/2018	216	21,600	231,120	177,881	53,239
Sinclair Broadcast Group, Inc.	Goldman Sachs & Co.	30.00	9/21/2018	27	2,700	9,990	3,660	6,330
Sinclair Broadcast Group, Inc.	Goldman Sachs & Co.	31.00	9/21/2018	197	19,700	61,070	30,814	30,256
Sinclair Broadcast Group, Inc.	Goldman Sachs & Co.	32.00	9/21/2018	92	9,200	23,000	16,366	6,634
Sinclair Broadcast Group, Inc.	Goldman Sachs & Co.	33.00	9/21/2018	45	4,500	9,000	9,208	(208)
Put
Acorda Therapeutics, Inc.	Goldman Sachs & Co.	28.00	8/17/2018	281	28,100	83,598	87,003	(3,405)
Akorn, Inc.	Goldman Sachs & Co.	10.00	9/21/2018	301	30,100	60,200	79,457	(19,257)
Akorn, Inc.	Goldman Sachs & Co.	12.50	9/21/2018	6	600	1,860	2,686	(826)
AT&T, Inc.	Goldman Sachs & Co.	90.00	7/20/2018	472	47,200	134,001	140,484	(6,483)
AT&T, Inc.	Goldman Sachs & Co.	92.50	7/20/2018	63	6,300	22,049	21,513	536
AT&T, Inc.	Goldman Sachs & Co.	92.50	8/17/2018	521	52,100	222,264	236,791	(14,527)
Conagra Brands, Inc.	Goldman Sachs & Co.	35.00	8/17/2018	111	11,100	7,437	8,838	(1,401)
Monsanto Co.	Goldman Sachs & Co.	105.00	7/20/2018	46	4,600	230	1,895	(1,665)
Nxp Semiconductors N.V.	Goldman Sachs & Co.	110.00	8/17/2018	297	29,700	249,480	194,597	54,883
Nxp Semiconductors N.V.	Goldman Sachs & Co.	115.00	8/17/2018	631	63,100	668,860	495,604	173,256
Synaptics, Inc.	Goldman Sachs & Co.	50.00	8/17/2018	280	28,000	100,800	105,437	(4,637)
Synaptics, Inc.	Goldman Sachs & Co.	50.00	9/21/2018	578	57,800	262,990	254,864	8,126
Xerox Corp.	Goldman Sachs & Co.	24.00	8/17/2018	1,180	118,000	171,100	99,759	71,341

Total						2,751,794	2,325,502	426,292

CURRENCY OPTIONS
Put
EUR Put/GBP Call	Deutsche Bank AG	0.90	1/14/2019	3,284,000	3,284,000	97,766	114,621	(16,855)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	83

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF PURCHASED OPTIONS at June 30, 2018 (Unaudited) (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
EXCHANGE TRADED FUNDS
Call
Ishares MSCI Emerging Markets	Morgan Stanley & Co.	$44.00	9/21/2018	1,235	123,500	$165,490	$165,846	$(356)
Put
Invesco QQQ Trust Series 1	Morgan Stanley & Co.	168.00	9/21/2018	77	7,700	34,804	41,987	(7,183)
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	268.00	9/21/2018	283	28,300	158,763	143,413	15,350
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	270.00	9/21/2018	707	70,700	439,754	427,765	11,989
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	273.00	9/21/2018	424	42,400	308,248	239,242	69,006
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	275.00	9/21/2018	282	28,200	217,986	176,545	41,441

Total						1,325,045	1,194,798	130,247

Total Purchased Options						$4,174,605	$3,634,921	$539,684

SCHEDULE OF WRITTEN OPTIONS at June 30, 2018 (Unaudited)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Akorn, Inc.	Goldman Sachs & Co.	$20.00	9/21/2018	(213)	(21,300)	$(83,070)	$(58,067)	$(25,003)
Apple, Inc.	Morgan Stanley & Co.	190.00	8/17/2018	(42)	(4,200)	(18,522)	(18,552)	30
DST Systems, Inc.	Goldman Sachs & Co.	85.00	8/17/2018	(71)	(7,100)	(355)	(5,265)	4,910
Nxp Semiconductors N.V.	Goldman Sachs & Co.	115.00	8/17/2018	(329)	(32,900)	(177,660)	(221,782)	44,122
Nxp Semiconductors N.V.	Goldman Sachs & Co.	120.00	8/17/2018	(311)	(31,100)	(102,630)	(124,167)	21,537
Synaptics, Inc.	Goldman Sachs & Co.	60.00	8/17/2018	(283)	(28,300)	(25,470)	(29,808)	4,338
Xerox Corp.	Goldman Sachs & Co.	24.00	7/20/2018	(124)	(12,400)	(10,168)	(9,320)	(848)
Xerox Corp.	Goldman Sachs & Co.	25.00	7/20/2018	(567)	(56,700)	(24,381)	(32,455)	8,074
Put
Acorda Therapeutics, Inc.	Goldman Sachs & Co.	23.00	8/17/2018	(281)	(28,100)	(45,241)	(30,618)	(14,623)
Monsanto Co.	Goldman Sachs & Co.	110.00	7/20/2018	(686)	(68,600)	(686)	(103,139)	102,453
Nxp Semiconductors N.V.	Goldman Sachs & Co.	100.00	7/20/2018	(532)	(53,200)	(114,380)	(343,793)	229,413
Nxp Semiconductors N.V.	Goldman Sachs & Co.	90.00	8/17/2018	(2,055)	(205,500)	(308,250)	(597,461)	289,211
Nxp Semiconductors N.V.	Goldman Sachs & Co.	95.00	8/17/2018	(1,252)	(125,200)	(309,870)	(521,546)	211,676

The accompanying notes are an integral part of these financial statements.

84	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF WRITTEN OPTIONS at June 30, 2018 (Unaudited) (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
Nxp Semiconductors N.V.	Goldman Sachs & Co.	$100.00	8/17/2018	(274)	(27,400)	$(112,340)	$(96,871)	$(15,469)
Sinclair Broadcast Group, Inc.	Goldman Sachs & Co.	31.00	7/20/2018	(45)	(4,500)	(3,488)	(4,632)	1,144
Xerox Corp.	Goldman Sachs & Co.	26.00	7/20/2018	(284)	(28,400)	(61,912)	(16,801)	(45,111)

Total						(1,398,423)	(2,214,277)	815,854

EXCHANGE TRADED FUNDS
Call
Ishares MSCI Emerging Markets	Morgan Stanley & Co.	47.00	9/21/2018	(1,235)	(123,500)	(31,754)	(31,754)	—
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	275.00	7/20/2018	(282)	(28,200)	(44,556)	(51,792)	7,236
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	278.00	7/20/2018	(71)	(7,100)	(4,118)	(15,915)	11,797
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	280.00	7/20/2018	(71)	(7,100)	(1,775)	(9,880)	8,105
Put
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	268.00	7/6/2018	(51)	(5,100)	(3,280)	(3,280)	—
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	269.00	7/6/2018	(51)	(5,100)	(4,146)	(4,146)	—
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	270.00	7/6/2018	(51)	(5,100)	(5,230)	(5,230)	—
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	255.00	7/20/2018	(266)	(26,600)	(14,896)	(54,170)	39,274
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	257.00	7/20/2018	(141)	(14,100)	(9,729)	(12,853)	3,124
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	258.00	7/20/2018	(141)	(14,100)	(10,575)	(13,840)	3,265
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	259.00	7/20/2018	(141)	(14,100)	(10,857)	(14,686)	3,829
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	260.00	7/20/2018	(143)	(14,300)	(13,299)	(16,039)	2,740
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	263.00	7/20/2018	(282)	(28,200)	(35,532)	(46,011)	10,479
SPDR S&P 500 ETF Trust	Goldman Sachs & Co.	265.00	7/20/2018	(282)	(28,200)	(43,992)	(55,317)	11,325

Total						(233,739)	(334,913)	101,174

Total Written Options						$(1,632,162)	$(2,549,190)	$917,028

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	85

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period* (1/1/18 to 6/30/18)	Expenses Ratio During Period* (1/1/18 to 6/30/18)
Litman Gregory Masters Equity Fund – Institutional Actual	$1,000.00	$1,027.20	$5.78	1.15%
Litman Gregory Masters Equity Fund – Investor Actual	$1,000.00	$1,026.00	$7.08	1.41%
Litman Gregory Masters Equity Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.10	$5.76	1.15%
Litman Gregory Masters Equity Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,017.81	$7.05	1.41%
Litman Gregory Masters International Fund – Institutional Actual	$1,000.00	$984.80	$5.17	1.05%
Litman Gregory Masters International Fund – Investor Actual	$1,000.00	$983.20	$6.39	1.30%
Litman Gregory Masters International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.59	$5.26	1.05%
Litman Gregory Masters International Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Litman Gregory Masters Smaller Companies Fund – Institutional Actual	$1,000.00	$1,053.60	$6.77	1.33%
Litman Gregory Masters Smaller Companies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.20	$6.66	1.33%
Litman Gregory Masters Alternative Strategies Fund – Institutional Actual	$1,000.00	$997.40	$7.68	1.55%
Litman Gregory Masters Alternative Strategies Fund – Investor Actual	$1,000.00	$996.20	$8.91	1.80%
Litman Gregory Masters Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Litman Gregory Masters Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,015.87	$9.00	1.80%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half-year period).

86	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2018 – (Unaudited)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
ASSETS:
Investments in securities at cost	$211,762,306	$546,285,113	$29,272,325	$1,801,080,990
Repurchase agreements at cost	31,391,000	9,383,000	2,699,000	212,919,000

Total investments at cost	$243,153,306	$555,668,113	$31,971,325	$2,013,999,990

Investments in securities at value	$310,507,991	$612,276,178	$30,129,888	$1,858,885,561
Repurchase agreements at value	31,391,000	9,383,000	2,699,000	212,919,000

Total investments at value	$341,898,991	$621,659,178	$32,828,888	$2,071,804,561

Cash	7,152	1,854	75,287	—
Cash, denominated in foreign currency (cost of $0, $6,412, $0 and $9,399,994, respectively)	—	6,412	—	9,085,523
Deposits at brokers for securities sold short	—	—	—	163,410,213
Deposits at brokers for futures	—	—	—	425,000
Deposits at brokers for options	—	—	—	1,707,140
Deposits at brokers for swaps	—	—	—	5,446,289
Receivables:
Securities sold	591,835	5,036,792	101,722	76,676,606
Dividends and interest	149,618	696,851	1,130	11,523,675
Fund shares sold	9,193	195,313	1,082	10,908,999
Dividend and interest on swaps	—	—	—	3,789,316
Foreign tax reclaims	58,938	1,371,647	—	85,070
Other Receivables	—	—	—	31,627
Line of credit interest	—	412	—	—
Net swap premiums paid	—	—	—	3,207,330
Unrealized gain on forward foreign currency exchange contracts	—	795,976	—	749,453
Unrealized gain on swaps	—	—	—	243,445
Prepaid expenses	22,413	24,134	15,775	33,471

Total Assets	342,738,140	629,788,569	33,023,884	2,359,127,718

LIABILITIES:
Written options (premium received, $0, $0, $0 and $2,549,190, respectively)	—	—	—	1,632,162
Securities sold short (proceeds, $0, $0, $0 and $158,076,568, respectively)	—	—	—	171,364,425
Deposits received from brokers for swaps	—	—	—	290,000
Payables:
Advisory fees	282,276	453,301	19,787	2,200,619
Securities purchased	771,246	5,036,803	295,902	112,748,893
Fund shares redeemed	334,772	403,360	124	7,694,192
Foreign taxes withheld	4,164	32,390	—	8,646
Trustees fees	4,051	5,101	3,448	6,689
Professional fees	14,017	21,339	7,076	50,209
Custodian	—	—	—	426,015
Line of credit interest	—	—	—	5
Dividend and interest on swaps	—	—	—	2,898,242
Variation margin - Centrally Cleared Swaps	—	—	—	1,985,064
Variation margin - Futures	—	—	—	44,083
Short dividend	—	—	—	216,832
Chief Compliance Officer fees	7,595	7,595	7,595	7,595
Unrealized loss on unfunded loan commitments	—	—	—	203
Unrealized loss on forward foreign currency exchange contracts	—	—	—	435,959
Unrealized loss on swaps	—	—	—	495,338
Distribution fees payable for investor class (see Note 4)	32	543	—	42,476
Accrued other expenses	93,081	272,525	21,616	657,154

Total Liabilities	1,511,234	6,232,957	355,548	303,204,801

Commitments and Contingencies (See Note 8)
NET ASSETS	$341,226,906	$623,555,612	$32,668,336	$2,055,922,917

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	87

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2018 – (Unaudited) (Continued)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Institutional Class:
Net Assets	$341,074,750	$621,060,522	$32,668,336	$1,856,024,793
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	17,380,169	35,579,757	1,308,227	160,869,179
Net asset value, offering price and redemption price per share	$19.62	$17.46	$24.97	$11.54

Investor Class:
Net Assets	$152,156	$2,495,090	$—	$199,898,124
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	7,884	142,328	—	17,307,439
Net asset value, offering price and redemption price per share	$19.30	$17.53	$—	$11.55

COMPONENTS OF NET ASSETS
Paid-in capital	$205,646,577	$600,235,125	$29,702,370	$2,015,874,738
Undistributed net investment income (loss)	(80,013)	13,545,356	8,488	5,610,154
Accumulated net realized gain (loss) on investments, short sales, written options, foreign currency transactions, futures and swap contracts	36,916,098	(56,998,713)	2,099,915	(8,809,933)
Net unrealized appreciation/depreciation on:
Investments, excluding purchased options	98,745,685	65,991,065	857,563	57,264,887
Purchased options	—	—	—	539,684
Unfunded loan commitment	—	—	—	(203)
Short sales	—	—	—	(13,287,857)
Written options	—	—	—	917,028
Forward foreign currency exchange contracts	—	795,976	—	313,494
Foreign currency transactions	(1,441)	(13,197)	—	(144,752)
Futures	—	—	—	(355,050)
Swaps	—	—	—	(1,999,273)

Net assets	$341,226,906	$623,555,612	$32,668,336	$2,055,922,917

The accompanying notes are an integral part of these financial statements.

88	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2018 – (Unaudited)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $46,834, $1,032,632, $3,771 and $88,048, respectively)	$1,853,918	$8,788,612	$223,449	$5,443,395
Interest (net of interest taxes withheld of $0, $0, $0 and $11,073, respectively)	38,493	13,410	4,831	35,271,499
Non cash income	—	6,018,926 *	—	—

Total income	1,892,411	14,820,948	228,280	40,714,894

Expenses
Advisory fees	1,891,394	3,603,895	188,476	14,261,339
Transfer agent fees	86,820	168,910	23,203	534,414
Fund accounting fees	49,009	41,134	16,982	92,882
Administration fees	29,452	58,998	1,524	170,686
Professional fees	16,930	25,959	7,302	86,385
Trustee fees	30,340	37,106	24,275	62,568
Custody fees	18,039	185,005	2,790	243,215
Reports to shareholders	15,328	32,430	5,468	86,883
Registration expense	16,758	19,160	10,547	27,482
Miscellaneous	4,832	16,250	1,178	30,411
Insurance expense	4,655	9,533	444	27,382
Dividend & interest expense	3,869	12,092	108	1,231,068
Chief Compliance Officer fees	7,595	7,595	7,595	7,595
Distribution fees for investor class (see Note 4)	108	3,734	—	258,023

Total expenses	2,175,129	4,221,801	289,892	17,120,333
Less: fees waived (see Note 3)	(202,705)	(765,141)	(70,100)	(1,034,131)

Net expenses	1,972,424	3,456,660	219,792	16,086,202

Net investment income (loss)	(80,013)	11,364,288	8,488	24,628,692

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, excluding purchased options	23,278,690	29,002,886	2,088,164	7,611,724
Purchased options	—	—	—	(454,346)
Short sales	—	—	—	(7,021,450)
Written options	—	—	—	2,214,104
Forward foreign currency exchange contracts	—	(820,634)	—	3,374,597
Foreign currency transactions	(1,329)	178,101	—	(1,246,358)
Futures	—	—	—	4,142,975
Swap contracts	—	—	—	(1,653,736)

Net realized gain (loss)	23,277,361	28,360,353	2,088,164	6,967,510

Net change in unrealized appreciation/depreciation on:
Investments, excluding purchased options	(13,687,426)	(49,622,362)	(339,696)	(41,406,951)
Purchased options	—	—	—	1,542,242
Unfunded loan commitment	—	—	—	(203)
Short sales	—	—	—	3,307,932
Written options	—	—	—	1,217,833
Forward foreign currency exchange contracts	—	1,107,817	—	1,384,725
Foreign currency transactions	(1,985)	(58,007)	—	15,197
Futures	—	—	—	233,402
Swap contracts	—	—	—	(1,698,087)

Net change in unrealized appreciation/depreciation	(13,689,411)	(48,572,552)	(339,696)	(35,403,910)

Net realized and unrealized gain (loss) on investments, short sales, written options, foreign currency transactions, futures and swap contracts	9,587,950	(20,212,199)	1,748,468	(28,436,400)

Net increase (decrease) in net assets resulting from operations	$9,507,937	$(8,847,911)	$1,756,956	$(3,807,708)

*	Represents non-cash distributions in connection with capital changes for certain investments held by the Fund recorded on ex-date and based on fair value.

The accompanying notes are an integral part of these financial statements.

Statements of Operations	89

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS June 30, 2018 – (Unaudited)

	Equity Fund		International Fund
	Six Months Ended June 30, 2018#	Year Ended December 31, 2017	Six Months Ended June 30, 2018#	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(80,013)	$(238,119)	$11,364,288	$7,897,355
Net realized gain on investments and foreign currency transactions	23,277,361	36,244,943	28,360,353	63,622,365
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(13,689,411)	27,234,480	(48,572,552)	72,759,973

Net increase (decrease) in net assets resulting from operations	9,507,937	63,241,304	(8,847,911)	144,279,693

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	—	(19,768,837)
Investor Class	—	—	—	(50,759)
From net realized gain
Institutional Class	—	(25,794,758)	—	—
Investor Class	—	(4,885)	—	—

Total distributions	—	(25,799,643)	—	(19,819,596)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	6,452,074	11,009,258	14,920,711	66,767,338
Investor Class	96,899	4,320	170,554	795,186
Reinvested distributions
Institutional Class	—	25,119,180	—	13,486,220
Investor Class	—	4,288	—	50,152
Payment for shares redeemed
Institutional Class	(14,358,505)	(47,589,555)	(66,189,582)	(138,835,615)
Investor Class	(7,791)	(57,592)	(938,098)	(88,512,879)

Net decrease in net assets from capital share transactions	(7,817,323)	(11,510,101)	(52,036,415)	(146,249,598)

Total increase (decrease) in net assets	1,690,614	25,931,560	(60,884,326)	(21,789,501)
NET ASSETS:
Beginning of period	339,536,292	313,604,732	684,439,938	706,229,439

End of period	$341,226,906	$339,536,292	$623,555,612	$684,439,938

Undistributed net investment income (loss)	$(80,013)	$—	$13,545,356	$2,181,068

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	328,383	590,485	832,144	3,951,512
Reinvested distributions	—	1,319,285	—	769,761
Redeemed	(723,758)	(2,554,033)	(3,667,760)	(8,383,125)

Net decrease from capital share transactions	(395,375)	(644,263)	(2,835,616)	(3,661,852)

Investor Class:
Sold	4,981	247	9,358	49,103
Reinvested distributions	—	229	—	2,846
Redeemed	(407)	(3,079)	(51,933)	(5,648,784)

Net increase (decrease) from capital share transactions	4,574	(2,603)	(42,575)	(5,596,835)

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

90	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS June 30, 2018 – (Unaudited) (Continued)

	Smaller Companies Fund		Alternative Strategies Fund
	Six Months Ended June 30, 2018#	Year Ended December 31, 2017	Six Months Ended June 30, 2018#	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$8,488	$(101,722)	$24,628,692	$40,848,801
Net realized gain on investments, short sales, written options, foreign currency transactions, futures and swap contracts	2,088,164	7,876,841	6,967,510	23,709,964
Net change in unrealized appreciation/depreciation on investments, short sales, written options, foreign currency transactions, futures and swap contracts	(339,696)	(3,408,299)	(35,403,910)	13,138,044

Net increase (decrease) in net assets resulting from operations	1,756,956	4,366,820	(3,807,708)	77,696,809

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	(20,523,819)	(39,094,815)
Investor Class	—	—	(2,049,359)	(4,115,084)

Total distributions	—	—	(22,573,178)	(43,209,899)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	457,758	1,120,505	263,383,306	707,983,865
Investor Class	—	—	31,146,966	93,171,278
Reinvested distributions
Institutional Class	—	—	19,409,187	32,462,169
Investor Class	—	—	2,045,165	4,095,541
Payment for shares redeemed
Institutional Class	(2,941,404)	(9,339,638)	(231,125,967)	(311,886,895)
Investor Class	—	—	(36,618,106)	(74,938,468)

Net increase (decrease) in net assets from capital share transactions	(2,483,646)	(8,219,133)	48,240,551	450,887,490

Total increase (decrease) in net assets	(726,690)	(3,852,313)	21,859,665	485,374,400
NET ASSETS:
Beginning of period	33,395,026	37,247,339	2,034,063,252	1,548,688,852

End of period	$32,668,336	$33,395,026	$2,055,922,917	$2,034,063,252

Undistributed net investment income	$8,488	$—	$5,610,154	$3,554,640

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	19,021	52,834	22,575,960	60,969,949
Reinvested distributions	—	—	1,679,217	2,798,378
Redeemed	(119,880)	(441,898)	(19,815,855)	(26,858,967)

Net increase (decrease) from capital share transactions	(100,859)	(389,064)	4,439,322	36,909,360

Investor Class:
Sold	—	—	2,663,478	8,016,588
Reinvested distributions	—	—	176,777	352,790
Redeemed	—	—	(3,141,939)	(6,440,435)

Net increase (decrease) from capital share transactions	—	—	(301,684)	1,928,943

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	91

Litman Gregory Masters Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2018#		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.10		$17.02	$16.08	$18.01	$17.98	$13.88

Income from investment operations:
Net investment income (loss)	(0.00	)^,1	(0.01)[1]	0.13 [1]	0.07 [1]	(0.01)[1]	(0.04)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.52		3.61	1.81	(0.41)	2.02	4.88

Total income (loss) from investment operations	0.52		3.60	1.94	(0.34)	2.01	4.84

Less distributions:
From net investment income	—		—	(0.14)	(0.06)	—	—

From net realized gains	—		(1.52)	(0.86)	(1.53)	(1.98)	(0.74)

Total distributions	—		(1.52)	(1.00)	(1.59)	(1.98)	(0.74)

Redemption fee proceeds	—		—	—	—	— ^	— ^

Net asset value, end of period	$19.62		$19.10	$17.02	$16.08	$18.01	$17.98

Total return	2.72	%+	21.15%	11.98%	(1.87)%	11.07%	35.14%

Ratios/supplemental data:
Net assets, end of period (millions)	$341.1		$339.5	$313.5	$321.2	$419.6	$420.2

Ratios of total expenses to average net assets:
Before fees waived	1.26	%*,2	1.27%[2]	1.27%[2]	1.28%[2]	1.27%	1.30%

After fees waived	1.15	%*,2,3	1.15%[2,3]	1.17%[2,3]	1.18%[2,3]	1.17%[3]	1.23%[3]

Ratio of net investment income (loss) to average net assets	(0.05	)%*,2	(0.07)%[2]	0.78%[2]	0.37%[2]	(0.03)%	(0.27)%

Portfolio turnover rate	20.50	%+,4	33.49%[4]	26.98%[4]	33.94%[4]	52.70%[4]	113.28%[4]

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

92	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2018#		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$18.81		$16.82	$15.90	$17.83	$17.87	$13.79

Income from investment operations:
Net investment income (loss)	(0.03)[1]		(0.06)[1]	0.08 [1]	0.02 [1]	(0.05)[1]	(0.11)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	0.52		3.57	1.80	(0.39)	1.99	4.93

Total income (loss) from investment operations	0.49		3.51	1.88	(0.37)	1.94	4.82

Less distributions:
From net investment income	—		—	(0.10)	(0.03)	—	—

From net realized gains	—		(1.52)	(0.86)	(1.53)	(1.98)	(0.74)

Total distributions	—		(1.52)	(0.96)	(1.56)	(1.98)	(0.74)

Redemption fee proceeds	—		—	—	—	—	—

Net asset value, end of period	$19.30		$18.81	$16.82	$15.90	$17.83	$17.87

Total return	2.60	%+	20.87%	11.72%	(2.08)%	10.75%	35.22%

Ratios/supplemental data:
Net assets, end of period (thousands)	$152.2		$62.3	$99.5	$122.5	$76.7	$91.7

Ratios of total expenses to average net assets:
Before fees waived	1.53	%*,2	1.52%[2]	1.51%[2]	1.53%[2]	1.52%	1.55%

After fees waived	1.41	%*,2,3	1.40%[2,3]	1.42%[2,3]	1.43%[2,3]	1.42%[3]	1.48%[3]

Ratio of net investment income (loss) to average net assets	(0.34	)%*,2	(0.31)%[2]	0.48%[2]	0.09%[2]	(0.28)%	(0.52)%

Portfolio turnover rate	20.50	%+,4	33.49%[4]	26.98%[4]	33.94%[4]	52.70%[4]	113.28%[4]

#	Unaudited.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	93

Litman Gregory Masters International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2018#		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.73		$14.77	$16.13	$17.36	$18.06	$15.02

Income from investment operations:
Net investment income	0.31	[1,3]	0.20 [1,2]	0.23 [1]	0.22 [1]	0.17 [1]	0.18

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(0.58)		3.28	(0.98)	(1.18)	(0.66)	3.04

Total income (loss) from investment operations	(0.27)		3.48	(0.75)	(0.96)	(0.49)	3.22

Less distributions:
From net investment income	—		(0.52)	(0.61)	(0.27)	(0.21)	(0.18)

From net realized gains	—		—	—	—	—	—

Total distributions	—		(0.52)	(0.61)	(0.27)	(0.21)	(0.18)

Redemption fee proceeds	—		—	—	— ^	— ^	— ^

Net asset value, end of period	$17.46		$17.73	$14.77	$16.13	$17.36	$18.06

Total return	(1.52	)%+	23.61%	(4.61)%	(5.52)%	(2.72)%	21.47%

Ratios/supplemental data:
Net assets, end of period (millions)	$621.1		$681.1	$621.3	$1,021.1	$1,175.7	$1,328.2

Ratios of total expenses to average net assets:
Before fees waived	1.29	%*,4	1.26%[4]	1.28%[5]	1.24%[4]	1.24%	1.30%

After fees waived	1.05	%*,4,6	0.98%[4,6]	1.00%[5,6]	0.99%[4,6]	1.03%[6]	1.11%[6]

Ratio of net investment income to average net assets	3.47	%*,3,4	1.18%[2,4]	1.51%[5]	1.22%[4]	0.94%	1.02%

Portfolio turnover rate	12.03	%+,7	41.90%[7]	43.84%[7]	51.68%[7]	70.08%[7]	112.35%[7]

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.16 per share and 1.84% of average daily net assets.
[4]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[5]	Includes Interest & Dividend expenses of 0.01% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

94	Litman Gregory Funds Trust

Litman Gregory Masters International Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2018#		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.83		$14.68	$16.02	$17.22	$17.92	$14.92

Income from investment operations:
Net investment income	0.28	[1,3]	0.09 [1,2]	0.21 [1]	0.17 [1]	0.12 [1]	0.12

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(0.58)		3.34	(1.00)	(1.15)	(0.65)	3.03

Total income (loss) from investment operations	(0.30)		3.43	(0.79)	(0.98)	(0.53)	3.15

Less distributions:
From net investment income	—		(0.28)	(0.55)	(0.22)	(0.17)	(0.15)

From net realized gains	—		—	—	—	—	—

Total distributions	—		(0.28)	(0.55)	(0.22)	(0.17)	(0.15)

Redemption fee proceeds	—		—	—	—	—	— ^

Net asset value, end of period	$17.53		$17.83	$14.68	$16.02	$17.22	$17.92

Total return	(1.68	)%+	23.36%	(4.93)%	(5.69)%	(2.98)%	21.12%

Ratios/supplemental data:
Net assets, end of period (millions)	$2.5		$3.3	$84.9	$245.2	$342.3	$345.4

Ratios of total expenses to average net assets:
Before fees waived	1.53	%*,4	1.55%[4]	1.53%[5]	1.49%[4]	1.49%	1.55%

After fees waived	1.30	%*,4,6	1.25%[4,6]	1.25%[5,6]	1.23%[4,6]	1.28%[6]	1.36%[6]

Ratio of net investment income to average net assets	3.10	%*,3,4	0.53%[2,4]	1.40%[5]	0.94%[4]	0.66%	0.76%

Portfolio turnover rate	12.03	%+,7	41.90%[7]	43.84%[7]	51.68%[7]	70.08%[7]	112.35%[7]

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.16 per share and 1.84% of average daily net assets.
[4]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[5]	Includes Interest & Dividend expenses of 0.01% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	95

Litman Gregory Masters Smaller Companies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2018#		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$23.70		$20.71	$17.43	$20.09	$20.94	$15.30

Income from investment operations:
Net investment income (loss)	0.01	[1]	(0.07)[1]	(0.01)[1]	(0.15)[1]	(0.13)[1]	(0.16)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	1.26		3.06	3.29	(2.51)	(0.72)	5.80

Total income (loss) from investment operations	1.27		2.99	3.28	(2.66)	(0.85)	5.64

Less distributions:
From net investment income	—		—	—	—	—	—

From net realized gains	—		—	—	—	—	—

Total distributions	—		—	—	—	—	—

Redemption fee proceeds	—		—	—	—	—	— ^

Net asset value, end of period	$24.97		$23.70	$20.71	$17.43	$20.09	$20.94

Total return	5.36	%+	14.44%	18.82%	(13.24)%	(4.06)%	36.86%

Ratios/supplemental data:
Net assets, end of period (millions)	$32.7		$33.4	$37.2	$41.0	$73.2	$84.4

Ratios of total expenses to average net assets:
Before fees waived	1.75	%*,2	1.74%[2]	1.66%[2]	1.69%[2]	1.54%	1.54%

After fees waived	1.33	%*,2,3	1.32%[2,3]	1.24%[2,3]	1.59%[2,3]	1.44%[3]	1.47%[3]

Ratio of net investment income (loss) to average net assets	0.05	%*,2	(0.30)%[2]	(0.06)%[2]	(0.75)%[2]	(0.62)%	(0.83)%

Portfolio turnover rate	39.72	%+	107.51%	51.32%	60.73%	104.22%	153.56%

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

96	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2018#		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.69		$11.45	$10.99	$11.44	$11.42	$11.01

Income from investment operations:
Net investment income	0.14	[1]	0.26 [1]	0.31 [1]	0.30 [1]	0.27 [1]	0.26

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	(0.16)		0.25	0.44	(0.40)	0.14	0.43

Total income (loss) from investment operations	(0.02)		0.51	0.75	(0.10)	0.41	0.69

Less distributions:
From net investment income	(0.13)		(0.27)	(0.29)	(0.32)	(0.31)	(0.28)

From net realized gains	—		—	—	(0.03)	(0.08)	—

Total distributions	(0.13)		(0.27)	(0.29)	(0.35)	(0.39)	(0.28)

Redemption fee proceeds	—		—	—	—	— ^	— ^

Net asset value, end of period	$11.54		$11.69	$11.45	$10.99	$11.44	$11.42

Total return	(0.26	)%+	4.51%	6.87%	(0.77)%	3.58%	6.32%

Ratios/supplemental data:
Net assets, end of period (millions)	$1,856.0		$1,828.1	$1,368.9	$1,176.9	$855.2	$600.9

Ratios of total expenses to average net assets:
Before fees waived	1.65	%*,7	1.75%[6]	1.83%[5]	1.94%[4]	1.87%[3]	1.82%[2]

After fees waived	1.55	%*,7,8	1.66%[6,8]	1.75%[5,8]	1.85%[4,8]	1.74%[3,8]	1.66%[2,8]

Ratio of net investment income to average net assets	2.44	%*,7	2.25%[6]	2.78%[5]	2.62%[4]	2.32%[3]	2.53%[2]

Portfolio turnover rate	106.65	%+,9	169.34%[9]	142.24%[9]	145.97%[9]	156.88%[9]	179.19%[9]

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.17% of average net assets.
[3]	Includes Interest & Dividend expense of 0.25% of average net assets.
[4]	Includes Interest & Dividend expense of 0.36% of average net assets.
[5]	Includes Interest & Dividend expense of 0.28% of average net assets.
[6]	Includes Interest & Dividend expense of 0.20% of average net assets.
[7]	Includes Interest & Dividend expense of 0.12% of average net assets.
[8]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	97

Litman Gregory Masters Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2018#		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.70		$11.46	$11.00	$11.45	$11.43	$11.02

Income from investment operations:
Net investment income	0.13	[1]	0.23 [1]	0.28 [1]	0.28 [1]	0.24 [1]	0.24

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	(0.16)		0.25	0.44	(0.40)	0.14	0.43

Total income (loss) from investment operations	(0.03)		0.48	0.72	(0.12)	0.38	0.67

Less distributions:
From net investment income	(0.12)		(0.24)	(0.26)	(0.30)	(0.28)	(0.26)

From net realized gains	—		—	—	(0.03)	(0.08)	—

Total distributions	(0.12)		(0.24)	(0.26)	(0.33)	(0.36)	(0.26)

Redemption fee proceeds	—		—	—	—	— ^	— ^

Net asset value, end of period	$11.55		$11.70	$11.46	$11.00	$11.45	$11.43

Total return	(0.38	)%+	4.14%	6.67%	(0.95)%	3.33%	6.07%

Ratios/supplemental data:
Net assets, end of period (millions)	$199.9		$206.0	$179.8	$190.6	$166.7	$108.3

Ratios of total expenses to average net assets:
Before fees waived	1.90	%*,7	2.00%[6]	2.08%[5]	2.18%[4]	2.12%[3]	2.07%[2]

After fees waived	1.80	%*,7,8	1.90%[6,8]	2.00%[5,8]	2.03%[4,8]	1.99%[3,8]	1.91%[2,8]

Ratio of net investment income to average net assets	2.19	%*,7	2.01%[6]	2.54%[5]	2.44%[4]	2.07%[3]	2.27%[2]

Portfolio turnover rate	106.65	%+,9	169.34%[9]	142.24%[9]	145.97%[9]	156.88%[9]	179.19%[9]

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.17% of average net assets.
[3]	Includes Interest & Dividend expense of 0.25% of average net assets.
[4]	Includes Interest & Dividend expense of 0.36% of average net assets.
[5]	Includes Interest & Dividend expense of 0.28% of average net assets.
[6]	Includes Interest & Dividend expense of 0.20% of average net assets.
[7]	Includes Interest & Dividend expense of 0.12% of average net assets.
[8]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

98	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited)

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of four separate series: Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund (each a “Fund” and collectively the “Funds”). Each Fund is diversified.

Litman Gregory Masters Equity Fund (“Equity Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers (each “Managers”). The Equity Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters International Fund (“International Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded international portfolio managers. The International Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters Smaller Companies Fund (“Smaller Companies Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded smaller company portfolio managers. The Smaller Companies Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes by using the combined talents and favorite stock and bond market indexes-picking ideas of five highly regarded portfolio managers. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A

Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

B

Security Valuation. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the New York Stock Exchange (“NYSE”), the securities are valued at fair value as determined in good faith by the Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Notes to Financial Statements	99

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

C

Senior Term Loans. The Alternative Strategies Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative Strategies Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

D

Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

E

Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited. At June 30, 2018, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments.

F

Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign

100	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

G

Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency transactions. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on foreign currency transactions. Counterparties to these forward contracts are major U.S. financial institutions (see Note 7).

H

Financial Futures Contracts. The Alternative Strategies Fund invests in financial futures contracts primarily for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets (see Note 7).

I

Interest Rate Swaps. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin.

J

Credit Default Swaps. During the period ended June 30, 2018, the Alternative Strategies Fund entered into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss (see Note 7). For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin.

Notes to Financial Statements	101

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

K

Total Return Swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statement of Assets and Liabilities. The other leg of the swap, usually LIBOR, is a spread to reflect the non-Statement of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market and credit exposure – to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset (see Note 7).

L

Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions (see Note 7).

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

102	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund (see Note 7).

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

M

Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

N

Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2017, and have determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the period ended June 30, 2018, if any, are reflected as part of net realized gain (loss) in the Statements of Operations.

Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

The Funds may have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as foreign tax reclaims receivable in the Statements of Assets and Liabilities. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Notes to Financial Statements	103

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

O

Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, related foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12b-1 expenses, are directly attributed to that specific class.

P

Restricted Cash. At June 30, 2018, the Alternative Strategies Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Alternative Strategies Fund’s custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as Deposits at brokers and custodian for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

The Funds consider their investment in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Q

Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of June 30, 2018, there were no restricted securities held in the Funds.

R

Illiquid Securities. Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisors. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

S

Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Equity	—	—	1.10%	1.00%	—	—	—	—	—	—
International	—	—	—	—	1.10%	1.00%	—	—	—	—
Smaller Companies	1.14%	1.04%	—	—	—	—	—	—	—	—
Alternative Strategies	—	—	—	—	—	—	1.40%	1.30%	1.25%	1.20%

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

104	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Through April 30, 2019, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.98% of the average daily net assets of the Equity Fund, 0.87% of the average daily net assets of the International Fund, 0.72% of the average daily net assets of the Smaller Companies Fund and 1.30% of the average daily net assets of the Alternative Strategies Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the six months ended June 30, 2018, the amount waived, contractual and voluntary, was $202,705, $765,141, $70,100 and $1,034,131 for Equity Fund, International Fund, Smaller Companies Fund and Alternative Strategies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2018, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional and Investor Classes will not exceed 1.49% and 1.74%, respectively. The contractual agreement was not renewed for periods ending after April 30, 2018. The Alternative Strategies Fund’s expense did not exceed the contractual expense cap for the six months ended June 30, 2018. The Advisor may be reimbursed by the Funds no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause the Funds’ expenses to exceed the expense limitation. The Advisor is waiving its right to recoup these fees and any fees waived in prior years.

State Street Bank and Trust Company (“State Street”) serves as the Administrator, Custodian and Fund Accountant to the Funds.

DST Asset Manager Solutions, Inc. (“DST”) serves as the Funds’ Transfer Agent. The Funds’ principal underwriter is ALPS Distributors, Inc.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $30,380 for the six months ended June 30, 2018 for the services of the CCO.

No Sub-Advisors used their respective affiliated entity for purchases and sales of the Funds’ portfolio securities for the six months ended June 30, 2018.

During the six months ended June 30, 2018, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $45,000.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund, International Fund and Alternative Strategies Fund will compensate broker dealers or qualified institutions with whom each Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the six months ended June 30, 2018, the Equity, International and Alternative Strategies Funds’ Investor Classes incurred $108, $3,734 and $258,023, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of each Fund’s outstanding shares.

Note 5 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2018, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Equity Fund	$64,327,676	$74,651,652
International Fund	77,265,815	114,624,543
Smaller Companies Fund	11,651,820	13,275,537
Alternative Strategies Fund	1,554,086,344	1,316,230,600

During the six months ended June 30, 2018, there were twelve purchase transactions made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transactions between an investment company and certain affiliated persons thereof), arranged by DCI, LLC, on behalf of the Alternative Strategies Fund. For the six months period ended June 30, 2018, such purchases transactions were $2,671,680.

Notes to Financial Statements	105

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Note 6 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, U.S. Treasury inflation protected securities, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following table provides the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of June 30, 2018. These assets and liabilities are measured on a recurring basis.

Equity Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$310,507,991	$—	$—	$310,507,991

Total Equity	310,507,991	—	—	310,507,991

Short-Term Investments
Repurchase Agreements	—	31,391,000	—	31,391,000

Total Investments in Securities	$310,507,991	$31,391,000	$—	$341,898,991

(a)	See Fund’s Schedule of Investments for sector classifications.

106	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

There were no transfers between any levels in the Fund as of June 30, 2018.

International Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Australia	$5,909,451	$—	$—	$5,909,451
Belgium	25,499,136	—	—	25,499,136
Bermuda	22,065,615	—	—	22,065,615
Canada	5,319,099	—	—	5,319,099
China	24,193,991	—	—	24,193,991
Colombia	4,971,462	—	—	4,971,462
Denmark	13,147,629	—	—	13,147,629
Finland	9,790,090	—	—	9,790,090
France	72,568,970	—	—	72,568,970
Germany	46,410,934	—	—	46,410,934
Greece	5,091,759	—	—	5,091,759
Hong Kong	36,779,970	—	—	36,779,970
Israel	10,431,206	—	—	10,431,206
Italy	7,574,881	—	—	7,574,881
Japan	52,517,398	—	—	52,517,398
Mexico	12,018,278	—	—	12,018,278
Monaco	5,811,975	—	—	5,811,975
Netherlands	64,845,485	—	—	64,845,485
Norway	5,894,762	—	—	5,894,762
Spain	11,484,772	8,363,987	—	19,848,759
Switzerland	20,396,821	—	—	20,396,821
Taiwan	4,941,863	—	—	4,941,863
United Kingdom	100,205,387	—	—	100,205,387
United States	36,041,257	—	—	36,041,257

Total Equity	603,912,191	8,363,987	—	612,276,178

Short-Term Investments
United States	—	9,383,000	—	9,383,000

Total Short-Term Investments	—	9,383,000	—	9,383,000

Total Investments in Securities	$603,912,191	$17,746,987	$—	$621,659,178

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$795,976	$—	$—	$795,976

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

There was $523,216,895 transferred from Level 2 to Level 1 in the International Fund. Securities transferred from Level 2 to Level 1 had been priced using the Trust’s Fair Value pricing model on the prior reporting date. The model was not used as of 6/29/18 and market quotations were used, all pursuant to the Trust’s approved valuation procedures.

Notes to Financial Statements	107

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Smaller Companies Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$30,129,888	$—	$—	$30,129,888

Total Equity	30,129,888	—	—	30,129,888

Short-Term Investments
Repurchase Agreements	—	2,699,000	—	2,699,000

Total Investments in Securities	$30,129,888	$2,699,000	$—	$32,828,888

(a)	See Fund’s Schedule of Investments for sector classifications.

There were no transfers between any levels in the Fund as of June 30, 2018.

Alternative Strategies Fund
Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$590,178,093	$8,511,585	$846,520	**	$599,536,198
Exchange-Traded Funds	7,469,900	—	—		7,469,900
Limited Partnerships	—	—	3,102,992	**	3,102,992
Preferred Stocks	1,676,625	—	1,683,512	**	3,360,137

Total Equity	599,324,618	8,511,585	5,633,024	**	613,469,227

Rights/Warrants	—	74,544	—		74,544
Short-Term Investments
Treasury Bills	—	19,773,656	—		19,773,656
Repurchase Agreements	—	212,919,000	—		212,919,000

Total Short-Term Investments	—	232,692,656	—		232,692,656

Fixed Income
Asset-Backed Securities	—	178,831,958	2,315,043	**	181,147,001
Bank Loans	—	54,337,936	2,627,551	**	56,965,487
Convertible Bonds	—	15,656,788	—		15,656,788
Corporate Bonds	—	491,388,321	1,481,295	**	492,869,616
Government Securities & Agency Issue	—	100,221,109	—		100,221,109
Mortgage-Backed Securities	—	358,115,196	1,500,000	(1)	359,615,196
Municipal Bonds	—	14,918,332	—		14,918,332

Total Fixed Income	—	1,213,469,640	7,923,889	**	1,221,393,529

Purchased Options	4,076,839	97,766	—		4,174,605

Total Investments in Securities	$603,401,457	$1,454,846,191	$13,556,913	**	$2,071,804,561

Fixed Income
Unfunded Loan Commitments	—	40,490	—		40,490

Total Investments in Securities in Assets	$603,401,457	$1,454,886,681	$13,556,913	**	$2,071,845,051

Short Sales
Common Stocks	(109,275,843)	—	—		(109,275,843)
Exchange-Traded Funds	(55,827,973)	—	—		(55,827,973)
Corporate Bonds	—	(6,260,609)	—		(6,260,609)

Total Short Sales	(165,103,816)	(6,260,609)	—		(171,364,425)

Total Investments in Securities in Liabilities	$(165,103,816)	$(6,260,609)	$—		$(171,364,425)

108	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$313,494	$—	$—	$313,494
Futures	(355,050)	—	—	(355,050)
Swaps - Interest Rate	—	(496,186)	—	(496,186)
Swaps - Credit Default	—	(1,470,159)	—	(1,470,159)
Swaps - Total Return	—	(32,928)	—	(32,928)
Written Options	(1,632,162)	—	—	(1,632,162)

(a)	See Fund’s Schedule of Investments for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)

These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

There was $2,344,035 transferred from Level 2 to Level 3 in Alternative Strategies Fund. Securities transferred from Level 2 to Level 3 are due to lack of available pricing from market quotations, approved pricing sources or other observable inputs.

The amount of transfers in and out are reflected at the securities’ fair value at the beginning of the year, pursuant to the Funds’ policies.

Note 7 – Other Derivative Information

At June 30, 2018, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

International Fund
	Derivative Assets		Derivative Liabilities
Risk	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency	Unrealized gain on forward foreign currency exchange contracts	$795,976	Unrealized loss on forward foreign currency exchange contracts	$—

Alternative Strategies Fund
	Derivative Assets		Derivative Liabilities
Risk	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency	Unrealized gain on forward foreign currency exchange contracts	$749,453	Unrealized loss on forward foreign currency exchange contracts	$(435,959)
	Investments in securities(1)	97,766	Written options	—
Interest rate	Unrealized gain on swap contracts**	2,381,986	Unrealized loss on swap contracts**	(2,878,172)
	Unrealized gain on futures contracts*	—	Unrealized loss on futures contracts*	(731,825)
Credit	Unrealized gain on swap contracts**	10,979,060	Unrealized loss on swap contracts**	(12,449,219)

Notes to Financial Statements	109

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Equity		Unrealized gain on swap contracts	$7,332	Unrealized loss on swap contracts	$(40,260)
		Unrealized gain on futures contracts*	376,775	Unrealized loss on futures contracts*	—
		Investments in securities(1)	4,076,839	Written options	(1,632,162)

	Total		$18,669,211		$(18,167,597)

* Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

** Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)  The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

For the six months ended June 30, 2018, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

International Fund

	Statements of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency	Forward foreign currency exchange contracts	$(820,634)	$1,107,817	24,772,340	(a)

(a)	Average notional values are based on the average of monthly end contract values for the period ended June 30, 2018.

Alternative Strategies Fund

	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$3,374,597	$1,384,725	181,186,043	(a)
		Purchased option contracts	12,671	213,999	12,267,333	(b)
Interest rate		Swap contracts	723,407	(679,102)	475,958,100	(b)(c)
		Future contracts	4,669,860	(206,955)	645,166,873	(b)
		Purchased option contracts	(295,384)	—	17,025,000	(b)
		Written option contracts	78,315	—	17,025,000	(b)
Credit		Swap contracts	(4,068,119)	(1,033,007)	1,697,953,417	(b)(c)
Equity		Swap contracts	1,690,976	14,022	31,053,232	(b)(c)
		Future contracts	(526,885)	440,357	15,776,468	(b)
		Purchased option contracts	(171,633)	1,328,243	8,671	(d)
		Written option contracts	2,135,789	1,217,833	10,420	(d)

	Total		$7,623,594	$2,680,115

(a)	Average notional values are based on the average of monthly end contract values for the period ended June 30, 2018.

(b)	Average notional values are based on the average of monthly end notional balances for the period ended June 30, 2018.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the period ended June 30, 2018.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

110	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

At June 30, 2018, Equity Fund, International Fund, Smaller Companies Fund and Alternative Strategies Fund had investments in repurchase agreements with a gross value of $31,391,000, $9,383,000, $2,699,000 and $212,919,000, respectively, which are reflected as repurchase agreements on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

The following tables represent the Accounting Standards Update (“ASU”) 2013-01 disclosure for derivative instruments related to offsetting assets and liabilities for each of the Funds as of June 30, 2018:

International Fund

	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures	Swaps	Forward Currency Contracts	Total	Futures	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
State Street Bank and Trust Company	$—	$—	$—	$795,976	$795,976	$—	$—	$—	$—	$—	$795,976	$—	$795,976

Alternative Strategies Fund

	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
BNP Paribas S.A.	$—	$—	$—	$18,807	$18,807	$—	$—	$(11,903)	$—	$(11,903)	$6,904	$—	$6,904
Bank of America N.A.	—	—	—	20,375	20,375	—	—	(46,045)	—	(46,045)	(25,670)	—	(25,670)
Barclays Bank Plc	—	—	17,265	—	17,265	—	—	—	—	—	17,265	—	17,265
Citibank N.A.	—	—	—	1,269	1,269	(731,230)	—	(9,048)	—	(740,278)	(739,009)	—	(739,009)
Credit Suisse International	—	—	—	5,370	5,370	—	—	(9,839)	—	(9,839)	(4,469)	—	(4,469)
Deutsche Bank AG	97,766	—	—	51,424	149,190	—	—	(63,485)	—	(63,485)	85,705	—	85,705
Goldman Sachs & Co.	3,876,545	—	—	101,045	3,977,590	—	—	(12,578)	(1,581,886)	(1,594,464)	2,383,126	(2,383,126)	—
HSBC Holdings Plc	—	—	—	9,558	9,558	—	—	(12,139)	—	(12,139)	(2,581)	—	(2,581)
JP Morgan Chase Bank N.A.	—	376,775	101,067	142,202	620,044	(595)	(455,078)	(14,644)	—	(470,317)	149,727	(149,727)	—
Morgan Stanley & Co.	200,294	—	—	399,403	599,697	—	(40,260)	(255,208)	(50,276)	(345,744)	253,953	(253,953)	—
Morgan Stanley Capital Services, Inc.	—	—	125,113	—	125,113	—	—	—	—	—	125,113	(125,113)	—
UBS AG	—	—	—	—	—	—	—	(1,070)	—	(1,070)	(1,070)	—	(1,070)

Total	$4,174,605	$376,775	$243,445	$749,453	$5,544,278	$(731,825)	$(495,338)	$(435,959)	$(1,632,162)	$(3,295,284)	$2,248,994	$(2,911,919)	$(662,925)

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Notes to Schedule of Investments. Only the variation margin is reported within the Statements of Assets and Liabilities.

Note 8 – Commitments and Contingencies

The Alternative Strategies Fund’s investment portfolio may contain debt investments that are in the form of unfunded loan commitments, which required the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements.

At June 30, 2018, unfunded loan commitment for the Alternative Strategies Fund was as follows:

Borrower	Unfunded Commitment
GACP II, LLC	$910,019

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Note 9 – Income Taxes and Distributions to Shareholders

As of December 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Tax cost of Investments	$226,688,017	$575,329,131	$32,223,127	$1,837,064,989
Gross Tax Unrealized Appreciation	115,833,582	132,579,957	3,244,886	138,763,064
Gross Tax Unrealized Depreciation	(3,362,784)	(24,920,499)	(2,035,876)	(63,104,527)

Net Tax unrealized appreciation (depreciation) on investments	112,470,798	107,659,458	1,209,010	75,658,537
Net Tax unrealized appreciation (depreciation) on forward foreign currency exchange contracts, foreign currency, swaps, futures and short sales	544	44,811	—	(159,949)

Net Tax unrealized appreciation (depreciation)	112,471,342	107,704,269	1,209,010	75,498,588

Undistributed Ordinary Income	1,366,942	2,787,822	—	3,364,911

Undistributed Long-Term Capital Gains	12,234,108	—	—	—

Capital Loss Carry Forward	—	(78,323,693)	—	(9,905,197)

Current Year Ordinary Late Year Losses	—	—	—	—

Post-October Capital Losses	—	—	—	—

Other Accumulated Losses	—	—	—	—

Total accumulated gain/(loss)	$126,072,392	$32,168,398	$1,209,010	$68,958,302

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales, forward foreign currency exchange contracts, futures contracts, swap contracts, passive foreign investment company adjustments, partnership basis adjustments, organizational expenses and constructive sales.

For the year ended December 31, 2017, capital loss carry over used in current year and carry forward losses expired for each Fund were as follows:

Fund	Capital Loss Carryover Utilized	Carry Forward Loss Expired
Equity Fund	$—	$—
International Fund	64,351,164	89,568,027
Smaller Companies Fund	7,425,219	14,524,857
Alternative Strategies Fund	23,095,456	—

The capital loss carry forwards for each Fund were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Capital Loss Carryforwards
Perpetual Short-Term	$—	$(78,323,693)	$—	$(9,905,197)

Total	$—	$(78,323,693)	$—	$(9,905,197)

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, the following table shows the reclassifications made:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Equity Fund*	$238,119	$(1,784,816)	$1,546,697
International Fund*	(3,374,885)	92,942,912	(89,568,027)
Smaller Companies Fund*	101,722	14,539,078	(14,640,800)
Alternative Strategies Fund*	1,369,331	(1,369,274)	(57)

*

The permanent differences primarily relate to paydowns, partnerships, foreign currency gains/losses, net operating losses, equalization adjustments, swap dividend reclass, short dividend expense reclass, expiration of capital loss carryforwards, and passive foreign investment companies.

The tax composition of dividends (other than return of capital dividends), for the six months ended June 30, 2018 and the year ended December 31, 2017 were as follows:

	Six Months Ended June 30, 2018		2017
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Equity Fund	$—	$—	$670,204	$25,129,439
International Fund	—	—	19,819,596	—
Smaller Companies Fund	—	—	—	—
Alternative Strategies Fund	22,573,178	—	43,209,899	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2017.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies, late year losses, straddle loss deferral, passive foreign investment company adjustments, and partnership adjustments.

Note 10 – Line of Credit

The Trust has an unsecured, uncommitted $75,000,000 line of credit with the Custodian, for the Equity Fund, International Fund and Smaller Companies Fund (the “Three Funds”) expiring on May 3, 2019. Borrowings under this agreement bear interest at the higher of the federal funds rate and one month LIBOR plus a spread of 1.00% per annum. There is no annual commitment fee on the uncommitted line of credit. The Trust also has a secured $100,000,000 line of credit for the Alternative Strategies Fund with the Custodian expiring on July 26, 2018. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Borrowings under this agreement bear interest at the higher of the federal funds rate and one-month libor plus a spread of 1.25% per annum. As compensation for holding the lending commitment available, the Trust pays a commitment fee rate of 0.20% , the Trust paid a tiered commitment fee of 0.15% on the unused portion of the commitment on the secured line, which is paid for by the Alternative Strategies Fund. The fee is payable quarterly in arrears. As of July 26, 2018 the line of credit for the Alternative Strategies Fund is increased from $100,000,000 to $125,000,000 and restructured from a committed to an uncommitted credit facility, expiring on July 26, 2019. There is no annual commitment fee.

Amounts outstanding to the Three Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Bank and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time the lesser of the (a) Borrowing Base, (b) the Facility amount of $125,000,000 and (c) should not have an aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the Fund would be permitted to incur pursuant to applicable law.

For the six months ended June 30, 2018, the interest expense was $3,788 for International Fund. For the six months ended June 30, 2018, there were no borrowings for the Equity Fund, Smaller Companies Fund and Alternative Strategies Fund, and there was no balance outstanding at the end of the period. There was no balance outstanding at June 30, 2018 for the International Fund. The

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

average and maximum borrowing for the six months ended June 30, 2018 for the International Fund for the period from March 16, 2018 to March 29, 2018 the line was drawn was $3,670,017, at an average borrowing rate of 2.8584%.

Note 11 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•

Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•

Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•

Credit Risk. This is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•

Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes. All of the Funds may invest in foreign currencies for hedging purposes.

•

Cybersecurity Risk. Information and technology systems relied upon by the Funds, the Advisor, the sub-advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Advisor has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

•

Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

•

Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Alternative Strategies Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•

Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

•

Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Alternative Strategies Fund’s net asset value to greater volatility.

•

P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

•

Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Alternative Strategies Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•

Distressed Companies Risk. A Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•

Emerging Markets Risk. A Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•

Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•

Event-Driven Risk. Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.

•

Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Funds to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•

Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

•

Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing. Under normal circumstances, the Alternative Strategies Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.

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NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

•

Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in a Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in a Fund.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•

Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•

Multi-Style Management Risk. Because portions of a Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•

Portfolio Turnover Risk. This is the risk that a Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of a Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders as compared to shares in investment companies that hold investments for a longer period.

•

Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•

Smaller Companies Risk. A Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•

Technology Investment Risk. A Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•

Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

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OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Other Information	117

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INDEX DEFINITIONS

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The Citigroup Economic Surprise Indices are objective and quantitative measures of economic news. They are defined as weighted historical standard deviations of data surprises.

FTSE Emerging Markets Index – ETF Tracker. The Index is a market capitalization index, adjusted based on the free-float of potential index constituents, and designed to measure the performance of large-, medium- and small-capitalization companies located in emerging market countries throughout the world.

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The HFRI Event Driven Index: Consists of investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The HFRI Event Driven Merger Arbitrage Index: Consists of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets (EM) countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

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INDEX DEFINITIONS – (Continued)

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The SPDR Financials Sector Index seeks to provide an effective representation of the financial sector of the S&P 500 Index. The Index includes companies from the following industries: diversified financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts and mortgage finance.

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

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INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.

The Basel Accords are three sets of banking regulations (Basel I, II and III) set by the Basel Committee on Bank Supervision (BCBS), which provides recommendations on banking regulations in regards to capital risk, market risk and operational risk.

5.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

6.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

7.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

8.	Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

9.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

10.	Capex (capital expenditures) are expenditures creating future benefits.

11.

Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

12.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

13.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

14.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

15.

The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Changes in the CPI are used to assess price changes associated with the cost of living; the CPI is one of the most frequently used statistics for identifying periods of inflation or deflation.

16.	Correlation is a statistical measure of how two securities move in relation to each other.

17.

Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

18.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

19.	Diversification is the spreading of risk by putting assets in several categories of investments.

20.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

21.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

22.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

23.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

24.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

25.	EBIT is a company’s earnings before interest and taxes, and measures the profit a company generates from its operations, making it synonymous with “operating profit”.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

26.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

27.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

28.

Enterprise value is a measure of a company’s total value, calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

29.

Enterprise value/adjusted target operating profit (or Enterprise Value/adjusted target EBIT) is a financial ratio that compares the total valuation of the company with its profitability, adjusting for various special circumstances.

30.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

31.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

32.	Forex (FX) is the market in which currencies are traded.

33.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

34.

Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

35.

The G20 (or G-20 or Group of Twenty) is an international forum for the governments and central bank governors from 20 major economies. It was founded in 1999 with the aim of studying, reviewing, and promoting high-level discussion of policy issues pertaining to the promotion of international financial stability.

36.	Gross merchandise volume or GMV is a term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

37.

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

38.

Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

39.

An interest rate future is a financial derivative (a futures contract) with an interest-bearing instrument as the underlying asset. It is a particular type of interest rate derivative. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.

40.	Internal Rate of Return (IRR) is the discount rate often used in capital budgeting that makes the net present value of all cash flows from a particular project equal to zero.

41.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

42.

Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

43.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment Grade bond is a bond with a rating lower than BBB

44.	A Leveraged Buyout (LBO) is the acquisition of another company using a significant amount of borrowed money to meet the cost of acquisition.

45.	Loss adjusted yields are those that already reflect the impact of assumed economic losses.

46.

Margin of safety is a principle of investing in which an analyst only purchases securities when the market price is below the analyst’s estimation of intrinsic value. It does not guarantee a successful investment.

47.

Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. MBA Refinance index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

Industry Terms and Definitions	121

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

48.

The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

49.	Net operating profit after tax (NOPAT): A company’s potential cash earnings if its capitalization were unleveraged (that is, if it had no debt).

50.	Normalized earnings are earnings adjusted for cyclical ups and downs of the economy. Also, on the balance sheet, earnings adjusted to remove unusual or one-time influences.

51.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

52.

Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

53.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

54.

Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

55.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

56.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

57.

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

58.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

59.

Price to tangible book value (PTBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

60.	Prime is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

61.

Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

62.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

63.

Prospective earnings growth ratio (PEG ratio): The projected one-year annual growth rate, determined by taking the consensus forecast of next year’s earnings, less this year’s earnings, and dividing the result by this year’s earnings.

64.

Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

65.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

66.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

67.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

68.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

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INDUSTRY TERMS AND DEFINITIONS – (Continued)

69.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

70.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

71.

Sortino Ratio is a modification of the Sharpe ratio that differentiates harmful volatility from general volatility by taking into account the standard deviation of negative asset returns, called downside deviation.

72.

A special situation is a particular circumstance involving a security that would compel investors to trade the security based on the special situation, rather than the underlying fundamentals of the security or some other investment rationale. A spin-off is an example of a special situation.

73.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

74.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

75.

Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

76.

Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

77.

Swaption (swap option): The option to enter into an interest rate swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

78.	Tangible Book Value Per Share – TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

79.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

80.

Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

81.

Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

82.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

83.	Yield to Worst is the lowest potential yield that can be received on a callable bond without the issuer actually defaulting.

84.

Z Bonds, or Z Tranches, are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

Industry Terms and Definitions	123

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council, Policy Committee Chair and Executive Committee member, Independent Directors Council (education for investment company independent directors) since 2014; Director, Northern California Society of Botanical Artists (botanical art) since 2014; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	4	Forward Funds (17 portfolios) Salient MS Trust (4 portfolios)
Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	4	None
Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	4	SA Funds – Investment Trust (10 portfolios)

124	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeremy DeGroot** 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1963)	Chairman of the Board, Trustee and President	Open-ended term; served as Chairman since March 2017, Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	4	None
Stephen Savage 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1961)	Secretary	Open-ended term; served since 2014	Chief Executive Officer of the Advisor since 2015; Managing Partner of the Advisor since 2010; Partner of the Advisor from 2003 to 2010.	N/A	None
John Coughlan 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee and Rajat Jain, each a Portfolio Manager and Senior Research Analyst at the Advisor, are each an Assistant Secretary of the Trust.

Trustee and Officer Information	125

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you.

We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

126	Litman Gregory Funds Trust

Advisor:

Litman Gregory Fund Advisors, LLC

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

Masters Funds

C/O DST Asset Manager Solutions, Inc.

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call
1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, DST Asset Manager Solutions, Inc., at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call
1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	53700T108	305
Investor Class	MSENX	53700T504	475
International Fund
Institutional Class	MSILX	53700T207	306
Investor Class	MNILX	53700T603	476
Smaller Companies Fund	MSSFX	53700T306	308
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Item 6. Investments.

(a)	The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a)      The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3)	Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy DeGroot
Jeremy DeGroot
President and Chief Executive Officer

Date: September 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy DeGroot
Jeremy DeGroot
President and Chief Executive Officer

Date: September 4, 2018

By:	/s/ John Coughlan
John Coughlan
Treasurer and Principal Financial Officer

Date: September 4, 2018